Mutual Funds

Prospectus

September 30, 2009

Nuveen Municipal Bond Funds

Dependable, tax-free income because it’s not what you earn, it’s what you keep.®

Nuveen Kansas		Nuveen Kentucky		Nuveen Michigan
Municipal Bond Fund		Municipal Bond Fund		Municipal Bond Fund

Class	Ticker Symbol	Class	Ticker Symbol	Class	Ticker Symbol
Class A	FKSTX	Class A	FKYTX	Class A	FMITX
Class B	FBKSX	Class B	FKYBX	Class B	FMIBX
Class C	FCKSX	Class C	FKYCX	Class C	FLMCX
Class I	FRKSX	Class I	FKYRX	Class I	FMMIX

Nuveen Missouri		Nuveen Ohio		Nuveen Wisconsin
Municipal Bond Fund		Municipal Bond Fund		Municipal Bond Fund

Class	Ticker Symbol	Class	Ticker Symbol	Class	Ticker Symbol
Class A	FMOTX	Class A	FOHTX	Class A	FWIAX
Class B	FMMBX	Class B	FOHBX	Class B	FWIBX
Class C	FMOCX	Class C	FOHCX	Class C	FWICX
Class I	FMMRX	Class I	NXOHX	Class I	FWIRX

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

September 30, 2009

NOT FDIC OR GOVERNMENT INSURED MAY LOSE VALUE NO BANK GUARANTEE

Section 1    Fund Summaries

Nuveen Kansas Municipal Bond Fund

Investment Objective

The investment objective of the fund is to provide you with as high a level of current interest income exempt from regular federal, state and, in some cases, local income taxes as is consistent with preservation of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the fund or in other Nuveen Mutual Funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial advisor and in “What Share Classes We Offer” on page 34 of the fund’s prospectus, “How to Reduce Your Sales Charge” on page 36 of the prospectus and “Purchase and Redemption of Fund Shares” on page S-46 of the fund’s statement of additional information.

Shareholder Fees

(fees paid directly from your investment)

	Class A	Class B	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.20%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of purchase price or redemption proceeds)	None	5%	1%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None
Exchange Fee	None	None	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class B	Class C	Class I
Management Fees	0.54%	0.54%	0.54%	0.54%
Distribution and Service (12b-1) Fees	0.20%	0.95%	0.75%	—
Other Expenses	0.11%	0.11%	0.11%	0.11%
Total Annual Fund Operating Expenses	0.85%	1.60%	1.40%	0.65%

Example

The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the time periods indicated and then either redeem or do not redeem your shares at the end of a period. The example also assumes that your investment has a 5% return each year and that the fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Redemption				No Redemption
	A	B	C	I	A	B	C	I
1 Year	$503	$563	$143	$66	$503	$163	$143	$66
3 Years	$680	$805	$443	$208	$680	$505	$443	$208
5 Years	$872	$971	$766	$362	$872	$871	$766	$362
10 Years	$1,425	$1,699	$1,680	$810	$1,425	$1,699	$1,680	$810

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 13% of the average value of its portfolio.

Section 1    Fund Summaries

Principal Investment Strategies

The fund invests substantially all of its assets in municipal bonds that pay interest that is exempt from regular federal and Kansas personal income tax. Under normal circumstances, the fund invests at least 80% of its net assets in investment grade municipal bonds rated BBB/Baa or higher at the time of purchase. The fund may invest up to 20% of its net assets in below investment grade municipal bonds, commonly referred to as “high yield,” “high risk” or “junk” bonds. The fund may invest up to 15% of its assets in municipal securities whose interest payments vary inversely with changes in short-term tax-exempt interest rates (i.e., inverse floating rate securities). The fund’s investment adviser uses a value-oriented strategy and looks for higher-yielding and undervalued municipal bonds that offer the potential for above-average total return. The investment adviser may choose to sell municipal bonds with deteriorating credit or limited upside potential compared to other available bonds.

Principal Risks

Market Risk—The market values of municipal bonds owned by the fund may decline, at times sharply and unpredictably.

Credit Risk—Credit risk is the risk that an issuer of a municipal bond may be unable or unwilling to make interest and principal payments when due and the related risk that the value of a bond may decline because of concerns about the issuer’s ability or willingness to make such payments. Credit risk is heightened for the fund because it may invest up to 20% of its net assets in below investment grade municipal bonds, which are commonly referred to as “high yield,” “high risk” or “junk” bonds. High yield bonds, while generally offering higher yields than investment grade bonds with similar maturities, involve greater risks, including the possibility of default or bankruptcy, and are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.

Interest Rate Risk—Interest rate risk is the risk that the value of the fund’s portfolio will decline because of rising interest rates. Interest rate risk may be increased by the fund’s investment in inverse floating rate securities because of the leveraged nature of these investments.

State Concentration Risk—Because the fund primarily purchases municipal bonds from Kansas, the fund is more susceptible to adverse economic, political or regulatory changes affecting municipal bond issuers in that state. This risk may be greater for the fund, which as a non-diversified fund may concentrate its investments in municipal bonds of certain issuers to a greater extent than a diversified fund.

Income Risk—The income from the fund’s portfolio may decline because of falling market interest rates. This can result when the fund invests the proceeds from new share sales, or from matured or called bonds, at market interest rates that are below the portfolio’s current earnings rate. Also, if the fund invests in inverse floating rate securities, the fund’s income may decrease if short-term interest rates rise.

Leveraged Securities Risk—The fund may invest in inverse floating rate securities which create effective leverage. Because these securities create leveraged exposure to underlying municipal bonds, that the amount the fund invests in such securities exposes it to risks and potential returns to a greater extent than the amount actually invested. The interest payments the fund receives on such securities vary inversely with the short-term financing rates paid by the securities’ issuers, and those interest payments will decrease if short-term interest rates increase. In addition, the value of these securities will vary by more than the value of the underlying bonds due to the leveraged nature of the investments. Also, the holder of the floating rate securities that has provided the leverage associated with a fund’s inverse floating rate securities may cause the fund to purchase or otherwise retire those floating rate securities (i.e., to effectively cause the fund to repay the leverage provided by such holder), which may require the fund to raise cash through the sale of portfolio securities at times and at prices that are not desirable for the fund.

Tax Risk—Income from municipal bonds held by the fund could be declared taxable because of unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service or state tax authorities, or noncompliant conduct of a bond issuer. In addition, a portion of the fund’s otherwise exempt-interest dividends may be taxable to those shareholders subject to the federal alternative minimum tax.

As with any mutual fund investment, loss of money is a risk of investing.

Section 1    Fund Summaries

Fund Performance

The following bar chart and table provide some indication of the potential risks of investing in the fund. The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Updated performance information is available at www.nuveen.com/MF/products/performancesummary.aspx or by calling (800) 257-8787.

The bar chart below shows the variability of the fund’s performance from year to year for Class A shares. The bar chart and highest/lowest quarterly returns that follow do not reflect sales charges, and if these charges were reflected, the returns would be less than those shown.

Class A Annual Total Return*

*	Class A year-to-date total return as of June 30, 2009 was 9.79%.

During the ten-year period ended December 31, 2008, the fund’s highest and lowest quarterly returns were 4.81% and
-3.24%, respectively, for the quarters ended September 30, 2002 and December 31, 2008.

The table below shows the variability of the fund’s average annual returns and how they compare over the time periods indicated with those of broad measures of market performance and of an index of funds with similar investment objectives. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. After-tax returns are shown for Class A shares only; after-tax returns for Class B, C, and I shares will vary. Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here.

	Average Annual Total Returns for the Periods Ended December 31, 2008
	1 Year	5 Year	10 Year
Class Returns Before Taxes:
Class A	-10.41%	0.79%	2.66%
Class B	-10.88%	0.74%	2.49%
Class C	-7.02%	1.11%	2.54%
Class I	-6.36%	1.89%	3.31%
Class A Returns After Taxes:
On Distributions	-10.41%	0.79%	2.65%
On Distributions and Sales of Shares	-5.36%	1.31%	2.92%

Section 1    Fund Summaries

	Average Annual Total Returns for the Periods Ended December 31, 2008
	1 Year	5 Year	10 Year
Standard & Poor’s National Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)	-5.09%	2.35%	4.03%
Standard & Poor’s Kansas Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)	-8.07%	1.64%	3.79%
Barclays Capital Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)	-2.47%	2.71%	4.26%
Barclays Capital Kansas Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)	-1.76%	2.66%	4.22%
Lipper Peer Group (reflects no deduction for taxes and certain expenses)	-8.06%	0.94%	2.66%

The fund’s investment adviser believes that the Standard & Poor’s National Municipal Bond Index is a more appropriate broad-based benchmark for the fund, as it is more transparent and thus more useful as a tool for analyzing fund portfolio characteristics and fund performance. Accordingly, the Barclays Capital Indexes will not be included in future prospectuses of the fund.

Management

Investment Adviser

Nuveen Asset Management (“NAM”)

Portfolio Manager

Scott R. Romans, PhD, Vice President of NAM, has managed the fund since 2003.

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the fund either through a financial advisor or directly from the fund. The minimum initial purchase or exchange into the fund is $3,000 ($250 for accounts opened through fee-based programs and $50 through monthly systematic investment plan accounts). The minimum subsequent investment is $50.

Tax Information

The fund’s distributions are exempt from regular federal and state income tax. All or a portion of these distributions, however, may be subject to the federal alternative minimum tax.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the fund and its distributor may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

Section 1    Fund Summaries

Nuveen Kentucky Municipal Bond Fund

Investment Objective

The investment objective of the fund is to provide you with as high a level of current interest income exempt from regular federal, state and, in some cases, local income taxes as is consistent with preservation of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the fund or in other Nuveen Mutual Funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial advisor and in “What Share Classes We Offer” on page 34 of the fund’s prospectus, “How to Reduce Your Sales Charge” on page 36 of the prospectus and “Purchase and Redemption of Fund Shares” on page S-46 of the fund’s statement of additional information.

Shareholder Fees

(fees paid directly from your investment)

	Class A	Class B	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.20%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of purchase price or redemption proceeds)	None	5%	1%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None
Exchange Fee	None	None	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class B	Class C	Class I
Management Fees	0.53%	0.53%	0.53%	0.53%
Distribution and Service (12b-1) Fees	0.20%	0.95%	0.75%	—
Other Expenses	0.09%	0.09%	0.09%	0.09%
Total Annual Fund Operating Expenses	0.82%	1.57%	1.37%	0.62%

Example

The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the time periods indicated and then either redeem or do not redeem your shares at the end of a period. The example also assumes that your investment has a 5% return each year and that the fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Redemption				No Redemption
	A	B	C	I	A	B	C	I
1 Year	$500	$560	$139	$63	$500	$160	$139	$63
3 Years	$671	$796	$434	$199	$671	$496	$434	$199
5 Years	$856	$955	$750	$346	$856	$855	$750	$346
10 Years	$1,391	$1,666	$1,646	$774	$1,391	$1,666	$1,646	$774

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 19% of the average value of its portfolio.

Section 1    Fund Summaries

Principal Investment Strategies

The fund invests substantially all of its assets in municipal bonds that pay interest that is exempt from regular federal and Kentucky personal income tax. Under normal circumstances, the fund invests at least 80% of its net assets in investment grade municipal bonds rated BBB/Baa or higher at the time of purchase. The fund may invest up to 20% of its net assets in below investment grade municipal bonds, commonly referred to as “high yield,” “high risk” or “junk” bonds. The fund may invest up to 15% of its assets in municipal securities whose interest payments vary inversely with changes in short-term tax-exempt interest rates (i.e., inverse floating rate securities). The fund’s investment adviser uses a value-oriented strategy and looks for higher-yielding and undervalued municipal bonds that offer the potential for above-average total return. The investment adviser may choose to sell municipal bonds with deteriorating credit or limited upside potential compared to other available bonds.

Principal Risks

Market Risk—The market values of municipal bonds owned by the fund may decline, at times sharply and unpredictably.

Credit Risk—Credit risk is the risk that an issuer of a municipal bond may be unable or unwilling to make interest and principal payments when due and the related risk that the value of a bond may decline because of concerns about the issuer’s ability or willingness to make such payments. Credit risk is heightened for the fund because it may invest up to 20% of its net assets in below investment grade municipal bonds, which are commonly referred to as “high yield,” “high risk” or “junk” bonds. High yield bonds, while generally offering higher yields than investment grade bonds with similar maturities, involve greater risks, including the possibility of default or bankruptcy, and are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.

Interest Rate Risk—Interest rate risk is the risk that the value of the fund’s portfolio will decline because of rising interest rates. Interest rate risk may be increased by the fund’s investment in inverse floating rate securities because of the leveraged nature of these investments.

State Concentration Risk—Because the fund primarily purchases municipal bonds from Kentucky, the fund is more susceptible to adverse economic, political or regulatory changes affecting municipal bond issuers in that state.

Income Risk—The income from the fund’s portfolio may decline because of falling market interest rates. This can result when the fund invests the proceeds from new share sales, or from matured or called bonds, at market interest rates that are below the portfolio’s current earnings rate. Also, if the fund invests in inverse floating rate securities, the fund’s income may decrease if short-term interest rates rise.

Leveraged Securities Risk—The fund may invest in inverse floating rate securities which create effective leverage. Because these securities create leveraged exposure to underlying municipal bonds, the amount the fund invests in such securities exposes it to risks and potential returns to a greater extent than the amount actually invested. The interest payments the fund receives on such securities vary inversely with the short-term financing rates paid by the securities’ issuers, and those interest payments will decrease if short-term interest rates increase. In addition, the value of these securities will vary by more than the value of the underlying bonds due to the leveraged nature of the investments. Also, the holder of the floating rate securities that has provided the leverage associated with a fund’s inverse floating rate securities may cause the fund to purchase or otherwise retire those floating rate securities (i.e., to effectively cause the fund to repay the leverage provided by such holder), which may require the fund to raise cash through the sale of portfolio securities at times and at prices that are not desirable for the fund.

Tax Risk—Income from municipal bonds held by the fund could be declared taxable because of unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service or state tax authorities, or noncompliant conduct of a bond issuer. In addition, a portion of the fund’s otherwise exempt-interest dividends may be taxable to those shareholders subject to the federal alternative minimum tax.

As with any mutual fund investment, loss of money is a risk of investing.

Section 1    Fund Summaries

Fund Performance

The following bar chart and table provide some indication of the potential risks of investing in the fund. The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Updated performance information is available at www.nuveen.com/MF/products/performancesummary.aspx or by calling (800) 257-8787.

The bar chart below shows the variability of the fund’s performance from year to year for Class A shares. The bar chart and highest/lowest quarterly returns that follow do not reflect sales charges, and if these charges were reflected, the returns would be less than those shown.

Class A Annual Total Return*

*	Class A year-to-date return as of June 30, 2009 was 7.50%.

During the ten-year period ended December 31, 2008, the fund’s highest and lowest quarterly returns were 3.82% and
-3.04%, respectively, for the quarters ended September 30, 2004 and September 30, 2008.

The table below shows the variability of the fund’s average annual returns and how they compare over the time periods indicated with those of broad measures of market performance and an index of funds with similar investment objectives. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. After-tax returns are shown for Class A shares only; after-tax returns for Class B, C, and I shares will vary. Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here.

	Average Annual Total Returns for the Periods Ended December 31, 2008
	1 Year	5 Year	10 Year
Class Returns Before Taxes:
Class A	-10.07%	0.90%	2.84%
Class B	-10.49%	0.82%	2.66%
Class C	-6.66%	1.21%	2.71%
Class I	-5.96%	1.96%	3.48%
Class A (Offer) Returns After Taxes:
On Distributions	-10.21%	0.85%	2.80%
On Distributions and Sales of Shares	-5.09%	1.40%	3.08%

Section 1    Fund Summaries

	Average Annual Total Returns for the Periods Ended December 31, 2008
	1 Year	5 Year	10 Year
Standard & Poor’s National Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)	-5.09%	2.35%	4.03%
Standard & Poor’s Kentucky Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)	-4.46%	1.14%	3.49%
Barclays Capital Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)	-2.47%	2.71%	4.26%
Barclays Capital Kentucky Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)	-1.95%	2.64%	4.13%
Lipper Peer Group (reflects no deduction for taxes or certain expenses)	-8.06%	0.94%	2.66%

The fund’s investment adviser believes that the Standard & Poor’s National Municipal Bond Index is a more appropriate broad-based benchmark for the fund, as it is more transparent and thus more useful as a tool for analyzing fund portfolio characteristics and fund performance. Accordingly, the Barclays Capital Indexes will not be included in future prospectuses of the fund.

Management

Investment Adviser

Nuveen Asset Management (“NAM”)

Portfolio Manager

Daniel J. Close, CFA, Vice President of NAM, has managed the fund since 2007.

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the fund either through a financial advisor or directly from the fund. The minimum initial purchase or exchange into the fund is $3,000 ($250 for accounts opened through fee-based programs and $50 through monthly systematic investment plan accounts). The minimum subsequent investment is $50.

Tax Information

The fund’s distributions are exempt from regular federal and state income tax. All or a portion of these distributions, however, may be subject to the federal alternative minimum tax.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the fund and its distributor may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

Section 1    Fund Summaries

Nuveen Michigan Municipal Bond Fund

Investment Objective

The investment objective of the fund is to provide you with as high a level of current interest income exempt from regular federal, state and, in some cases, local income taxes as is consistent with preservation of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund or in other Nuveen Mutual Funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial advisor and in “What Share Classes We Offer” on page 34 of the fund’s prospectus, “How to Reduce Your Sales Charge” on page 36 of the prospectus and “Purchase and Redemption of Fund Shares” on page S-46 of the fund’s statement of additional information.

Shareholder Fees

(fees paid directly from your investment)

	Class A	Class B	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.20%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of purchase price or redemption proceeds)	None	5%	1%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None
Exchange Fee	None	None	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class B	Class C	Class I
Management Fees	0.54%	0.54%	0.54%	0.54%
Distribution and Service (12b-1) Fees	0.20%	0.95%	0.75%	—
Other Expenses	0.12%	0.12%	0.12%	0.12%
Total Annual Fund Operating Expenses	0.86%	1.61%	1.41%	0.66%

Example

The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the time periods indicated and then either redeem or do not redeem your shares at the end of a period. The example also assumes that your investment has a 5% return each year and that the fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Redemption				No Redemption
	A	B	C	I	A	B	C	I
1 Year	$504	$564	$144	$67	$504	$164	$144	$67
3 Years	$683	$808	$446	$211	$683	$508	$446	$211
5 Years	$877	$976	$771	$368	$877	$876	$771	$368
10 Years	$1,436	$1,710	$1,691	$822	$1,436	$1,710	$1,691	$822

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 9% of the average value of its portfolio.

Section 1    Fund Summaries

Principal Investment Strategies

The fund invests substantially all of its assets in municipal bonds that pay interest that is exempt from regular federal and Michigan personal income tax. Under normal circumstances, the fund invests at least 80% of its net assets in investment grade municipal bonds rated BBB/Baa or higher at the time of purchase. The fund may invest up to 20% of its net assets in below investment grade municipal bonds, commonly referred to as “high yield,” “high risk” or “junk” bonds. The fund may invest up to 15% of its assets in municipal securities whose interest payments vary inversely with changes in short-term tax-exempt interest rates (i.e., inverse floating rate securities). The fund’s investment adviser uses a value-oriented strategy and looks for higher-yielding and undervalued municipal bonds that offer the potential for above-average total return. The investment adviser may choose to sell municipal bonds with deteriorating credit or limited upside potential compared to other available bonds.

Principal Risks

Market Risk—The market values of municipal bonds owned by the fund may decline, at times sharply and unpredictably.

Credit Risk—Credit risk is the risk that an issuer of a municipal bond may be unable or unwilling to make interest and principal payments when due and the related risk that the value of a bond may decline because of concerns about the issuer’s ability or willingness to make such payments. Credit risk is heightened for the fund because it may invest up to 20% of its net assets in below investment grade municipal bonds, which are commonly referred to as “high yield,” “high risk” or “junk” bonds. High yield bonds, while generally offering higher yields than investment grade bonds with similar maturities, involve greater risks, including the possibility of default or bankruptcy, and are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.

Interest Rate Risk—Interest rate risk is the risk that the value of the fund’s portfolio will decline because of rising interest rates. Interest rate risk may be increased by the fund’s investment in inverse floating rate securities because of the leveraged nature of these investments.

State Concentration Risk—Because the fund primarily purchases municipal bonds from Michigan, the fund is more susceptible to adverse economic, political or regulatory changes affecting municipal bond issuers in that state and therefore the value of the fund’s investment portfolio.

Income Risk—The income from the fund’s portfolio may decline because of falling market interest rates. This can result when the fund invests the proceeds from new share sales, or from matured or called bonds, at market interest rates that are below the portfolio’s current earnings rate. Also, if the fund invests in inverse floating rate securities, the fund’s income may decrease if short-term interest rates rise.

Leveraged Securities Risk—The fund may invest in inverse floating rate securities which create effective leverage. Because these securities create leveraged exposure to underlying municipal bonds, the amount the fund invests in such securities exposes it to risks and potential returns to a greater extent than the amount actually invested. The interest payments the fund receives on such securities vary inversely with the short-term financing rates paid by the securities’ issuers, and those interest payments will decrease if short-term interest rates increase. In addition, the value of these securities will vary by more than the value of the underlying bonds due to the leveraged nature of the investments. Also, the holder of the floating rate securities that has provided the leverage associated with a fund’s inverse floating rate securities may cause the fund to purchase or otherwise retire those floating rate securities (i.e., to effectively cause the fund to repay the leverage provided by such holder), which may require the fund to raise cash through the sale of portfolio securities at times and at prices that are not desirable for the fund.

Tax Risk—Income from municipal bonds held by the fund could be declared taxable because of unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service or state tax authorities, or noncompliant conduct of a bond issuer. In addition, a portion of the fund’s otherwise exempt-interest dividends may be taxable to those shareholders subject to the federal alternative minimum tax.

As with any mutual fund investment, loss of money is a risk of investing.

Section 1    Fund Summaries

Fund Performance

The following bar chart and table provide some indication of the potential risks of investing in the fund. The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Updated performance information is available at www.nuveen.com/MF/products/performancesummary.aspx or by calling (800) 257-8787.

The bar chart below shows the variability of the fund’s performance from year to year for Class A shares. The bar chart and highest/lowest quarterly returns that follow do not reflect sales charges, and if these charges were reflected, the returns would be less than those shown.

Class A Annual Total Return*

*	Class A year-to-date return as of June 30, 2009 was 6.36%.

During the ten-year period ended December 31, 2008, the fund’s highest and lowest quarterly returns were 4.91% and
-4.08%, respectively, for the quarters ended September 30, 2002 and September 30, 2008.

The table below shows the variability of the fund’s average annual returns and how they compare over the time periods indicated with those of broad measures of market performance and an index of funds with similar investment objectives. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. After-tax returns are shown for Class A shares only; after-tax returns for Class B, C, and I shares will vary. Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here.

	Average Annual Total Returns for the Periods Ended December 31, 2008
	1 Year	5 Year	10 Year
Returns Before Taxes:
Class A	-9.26%	1.26%	3.00%
Class B	-9.65%	1.19%	2.83%
Class C	-5.70%	1.57%	2.88%
Class I	-5.04%	2.34%	3.64%
Class A Returns After Taxes:
On Distributions	-9.28%	1.18%	2.92%
On Distributions and Sales of Shares	-4.60%	1.71%	3.21%

Section 1    Fund Summaries

	Average Annual Total Returns for the Periods Ended December 31, 2008
	1 Year	5 Year	10 Year
Standard & Poor’s National Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)	-5.09%	2.35%	4.03%
Standard & Poor’s Michigan Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)	-5.41%	2.25%	4.03%
Barclays Capital Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)	-2.47%	2.71%	4.26%
Barclays Capital Michigan Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)	-3.48%	2.41%	4.17%
Lipper Peer Group (reflects no deduction for taxes or certain expenses)	-10.63%	1.56%	3.11%

The fund’s investment adviser believes that the Standard & Poor’s National Municipal Bond Index is a more appropriate broad-based benchmark for the fund, as it is more transparent and thus more useful as a tool for analyzing fund portfolio characteristics and fund performance. Accordingly, the Barclays Capital Indexes will not be included in future prospectuses of the fund.

Management

Investment Adviser

Nuveen Asset Management (“NAM”)

Portfolio Manager

Daniel J. Close, CFA, Vice President of NAM, has managed the fund since 2007.

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the fund either through a financial advisor or directly from the fund. The minimum initial purchase or exchange into the fund is $3,000 ($250 for accounts opened through fee-based programs and $50 through monthly systematic investment plan accounts). The minimum subsequent investment is $50.

Tax Information

The fund’s distributions are exempt from regular federal and state income tax. All or a portion of these distributions, however, may be subject to the federal alternative minimum tax.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the fund and its distributor may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

Section 1    Fund Summaries

Nuveen Missouri Municipal Bond Fund

Investment Objective

The investment objective of the fund is to provide you with as high a level of current interest income exempt from regular federal, state and, in some cases, local income taxes as is consistent with preservation of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the fund or in other Nuveen Mutual Funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial advisor and in “What Share Classes We Offer” on page 34 of the fund’s prospectus, “How to Reduce Your Sales Charge” on page 36 of the prospectus and “Purchase and Redemption of Fund Shares” on page S-46 of the fund’s statement of additional information.

Shareholder Fees

(fees paid directly from your investment)

	Class A	Class B	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.20%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of purchase price or redemption proceeds)	None	5%	1%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None
Exchange Fee	None	None	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class B	Class C	Class I
Management Fees	0.54%	0.54%	0.54%	0.54%
Distribution and Service (12b-1) Fees	0.20%	0.95%	0.75%	—
Other Expenses	0.10%	0.10%	0.10%	0.11%
Total Annual Fund Operating Expenses	0.84%	1.59%	1.39%	0.65%

Example

The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the time periods indicated and then either redeem or do not redeem your shares at the end of a period. The example also assumes that your investment has a 5% return each year and that the fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Redemption				No Redemption
	A	B	C	I	A	B	C	I
1 Year	$502	$562	$142	$66	$502	$162	$142	$66
3 Years	$677	$802	$440	$208	$677	$502	$440	$208
5 Years	$866	$966	$761	$362	$866	$866	$761	$362
10 Years	$1,414	$1,688	$1,669	$810	$1,414	$1,688	$1,669	$810

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 12% of the average value of its portfolio.

Section 1    Fund Summaries

Principal Investment Strategies

The fund invests substantially all of its assets in municipal bonds that pay interest that is exempt from regular federal and Missouri personal income tax. Under normal circumstances, the fund invests at least 80% of its net assets in investment grade municipal bonds rated BBB/Baa or higher at the time of purchase. The fund may invest up to 20% of its net assets in below investment grade municipal bonds, commonly referred to as “high yield,” “high risk” or “junk” bonds. The fund may invest up to 15% of its assets in municipal securities whose interest payments vary inversely with changes in short-term tax-exempt interest rates (i.e., inverse floating rate securities). The fund’s investment adviser uses a value-oriented strategy and looks for higher-yielding and undervalued municipal bonds that offer the potential for above-average total return. The investment adviser may choose to sell municipal bonds with deteriorating credit or limited upside potential compared to other available bonds.

Principal Risks

Market Risk—The market values of municipal bonds owned by the fund may decline, at times sharply and unpredictably.

Credit Risk—Credit risk is the risk that an issuer of a municipal bond may be unable or unwilling to make interest and principal payments when due and the related risk that the value of a bond may decline because of concerns about the issuer’s ability or willingness to make such payments. Credit risk is heightened for the fund because it may invest up to 20% of its net assets in below investment grade municipal bonds, which are commonly referred to as “high yield,” “high risk” or “junk” bonds. High yield bonds, while generally offering higher yields than investment grade bonds with similar maturities, involve greater risks, including the possibility of default or bankruptcy, and are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.

Interest Rate Risk—Interest rate risk is the risk that the value of the fund’s portfolio will decline because of rising interest rates. Interest rate risk may be increased by the fund’s investment in inverse floating rate securities because of the leveraged nature of these investments.

State Concentration Risk—Because the fund primarily purchases municipal bonds from Missouri, the fund is more susceptible to adverse economic, political or regulatory changes affecting municipal bond issuers in that state.

Income Risk—The income from the fund’s portfolio may decline because of falling market interest rates. This can result when the fund invests the proceeds from new share sales, or from matured or called bonds, at market interest rates that are below the portfolio’s current earnings rate. Also, if the fund invests in inverse floating rate securities, the fund’s income may decrease if short-term interest rates rise.

Leveraged Securities Risk—The fund may invest in inverse floating rate securities which create effective leverage. Because these securities create leveraged exposure to underlying municipal bonds, the amount the fund invests in such securities exposes it to risks and potential returns to a greater extent than the amount actually invested. The interest payments the fund receives on such securities vary inversely with the short-term financing rates paid by the securities’ issuers, and those interest payments will decrease if short-term interest rates increase. In addition, the value of these securities will vary by more than the value of the underlying bonds due to the leveraged nature of the investments. Also, the holder of the floating rate securities that has provided the leverage associated with a fund’s inverse floating rate securities may cause the fund to purchase or otherwise retire those floating rate securities (i.e., to effectively cause the fund to repay the leverage provided by such holder), which may require the fund to raise cash through the sale of portfolio securities at times and at prices that are not desirable for the fund.

Tax Risk—Income from municipal bonds held by the fund could be declared taxable because of unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service or state tax authorities, or noncompliant conduct of a bond issuer. In addition, a portion of the fund’s otherwise exempt-interest dividends may be taxable to those shareholders subject to the federal alternative minimum tax.

As with any mutual fund investment, loss of money is a risk of investing.

Section 1    Fund Summaries

Fund Performance

The following bar chart and table provide some indication of the potential risks of investing in the fund. The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Updated performance information is available at www.nuveen.com/MF/products/performancesummary.aspx or by calling (800) 257-8787.

The bar chart below shows the variability of the fund’s performance from year to year for Class A shares. The bar chart and highest/lowest quarterly returns that follow do not reflect sales charges, and if these charges were reflected, the returns would be less than those shown.

Class A Annual Total Return*

*	Class A year-to-date total return as of June 30, 2009 was 9.77%.

During the ten-year period ended December 31, 2008, the fund’s highest and lowest quarterly returns were 4.01% and
-4.83%, respectively, for the quarters ended September 30, 2002 and December 31, 2008.

The table below shows the variability of the fund’s average annual returns and how they compare over the time periods indicated with those of broad measures of market performance and of an index of funds with similar investment objectives. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. After-tax returns are shown for Class A shares only; after-tax returns for Class B, C, and I shares will vary. Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here.

	Average Annual Total Returns for the Periods Ended December 31, 2008
	1 Year	5 Year	10 Year
Class Returns Before Taxes:
Class A	-13.42%	0.16%	2.42%
Class B	-13.63%	0.14%	2.25%
Class C	-10.10%	0.48%	2.30%
Class I	-9.47%	1.23%	3.06%
Class A Returns After Taxes:
On Distributions	-13.49%	0.13%	2.40%
On Distributions and Sales of Shares	-7.21%	0.81%	2.75%

Section 1    Fund Summaries

	Average Annual Total Returns for the Periods Ended December 31, 2008
	1 Year	5 Year	10 Year
Standard & Poor’s National Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)	-5.09%	2.35%	4.03%
Standard & Poor’s Missouri Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)	-5.33%	2.49%	4.12%
Barclays Capital Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)	-2.47%	2.71%	4.26%
Barclays Capital Missouri Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)	-0.63%	3.17%	4.45%
Lipper Peer Group (reflects no deduction for taxes and certain expenses)	-8.45%	0.88%	2.80%

The fund’s investment adviser believes that the Standard & Poor’s National Municipal Bond Index is a more appropriate broad-based benchmark for the fund, as it is more transparent and thus more useful as a tool for analyzing fund portfolio characteristics and fund performance. Accordingly, the Barclays Capital Indexes will not be included in future prospectuses of the fund.

Management

Investment Adviser

Nuveen Asset Management (“NAM”)

Portfolio Manager

Scott R. Romans, PhD, Vice President of NAM, has managed the fund since 2003.

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the fund either through a financial advisor or directly from the fund. The minimum initial purchase or exchange into the fund is $3,000 ($250 for accounts opened through fee-based programs and $50 through monthly systematic investment plan accounts). The minimum subsequent investment is $50.

Tax Information

The fund’s distributions are exempt from regular federal and state income tax. All or a portion of these distributions, however, may be subject to the federal alternative minimum tax.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the fund and its distributor may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

Section 1    Fund Summaries

Nuveen Ohio Municipal Bond Fund

Investment Objective

The investment objective of the fund is to provide you with as high a level of current interest income exempt from regular federal, state and, in some cases, local income taxes as is consistent with preservation of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the fund or in other Nuveen Mutual Funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial advisor and in “What Share Classes We Offer” on page 34 of the fund’s prospectus, “How to Reduce Your Sales Charge” on page 36 of the prospectus and “Purchase and Redemption of Fund Shares” on page S-46 of the fund’s statement of additional information.

Shareholder Fees

(fees paid directly from your investment)

	Class A	Class B	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.20%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of purchase price or redemption proceeds)	None	5%	1%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None
Exchange Fee	None	None	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class B	Class C	Class I
Management Fees	0.53%	0.53%	0.53%	0.53%
Distribution and Service (12b-1) Fees	0.20%	0.95%	0.75%	—
Other Expenses	0.11%	0.10%	0.11%	0.11%
Total Annual Fund Operating Expenses	0.84%	1.58%	1.39%	0.64%

Example

The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the time periods indicated and then either redeem or do not redeem your shares at the end of a period. The example also assumes that your investment has a 5% return each year and that the fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Redemption				No Redemption
	A	B	C	I	A	B	C	I
1 Year	$502	$561	$142	$65	$502	$161	$142	$65
3 Years	$677	$799	$440	$205	$677	$499	$440	$205
5 Years	$866	$960	$761	$357	$866	$860	$761	$357
10 Years	$1,414	$1,680	$1,669	$798	$1,414	$1,680	$1,669	$798

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 9% of the average value of its portfolio.

Section 1    Fund Summaries

Principal Investment Strategies

The fund invests substantially all of its assets in municipal bonds that pay interest that is exempt from regular federal and Ohio personal income tax. Under normal circumstances, the fund invests at least 80% of its net assets in investment grade municipal bonds rated BBB/Baa or higher at the time of purchase. The fund may invest up to 20% of its net assets in below investment grade municipal bonds, commonly referred to as “high yield,” “high risk” or “junk” bonds. The fund may invest up to 15% of its assets in municipal securities whose interest payments vary inversely with changes in short-term tax-exempt interest rates (i.e., inverse floating rate securities). The fund’s investment adviser uses a value-oriented strategy and looks for higher-yielding and undervalued municipal bonds that offer the potential for above-average total return. The investment adviser may choose to sell municipal bonds with deteriorating credit or limited upside potential compared to other available bonds.

Principal Risks

Market Risk—The market values of municipal bonds owned by the fund may decline, at times sharply and unpredictably.

Credit Risk—Credit risk is the risk that an issuer of a municipal bond may be unable or unwilling to make interest and principal payments when due and the related risk that the value of a bond may decline because of concerns about the issuer’s ability or willingness to make such payments. Credit risk is heightened for the fund because it may invest up to 20% of its net assets in below investment grade municipal bonds, which are commonly referred to as “high yield,” “high risk” or “junk” bonds. High yield bonds, while generally offering higher yields than investment grade bonds with similar maturities, involve greater risks, including the possibility of default or bankruptcy, and are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.

Interest Rate Risk—Interest rate risk is the risk that the value of the fund’s portfolio will decline because of rising interest rates. Interest rate risk may be increased by the fund’s investment in inverse floating rate securities because of the leveraged nature of these investments.

State Concentration Risk—Because the fund primarily purchases municipal bonds from Ohio, the fund is more susceptible to adverse economic, political or regulatory changes affecting municipal bond issuers in that state.

Income Risk—The income from the fund’s portfolio may decline because of falling market interest rates. This can result when the fund invests the proceeds from new share sales, or from matured or called bonds, at market interest rates that are below the portfolio’s current earnings rate. Also, if the fund invests in inverse floating rate securities, the fund’s income may decrease if short-term interest rates rise.

Leveraged Securities Risk—The fund may invest in inverse floating rate securities which create effective leverage. Because these securities create leveraged exposure to underlying municipal bonds, the amount the fund invests in such securities exposes it to risks and potential returns to a greater extent than the amount actually invested. The interest payments the fund receives on such securities vary inversely with the short-term financing rates paid by the securities’ issuers, and those interest payments will decrease if short-term interest rates increase. In addition, the value of these securities will vary by more than the value of the underlying bonds due to the leveraged nature of the investments. Also, the holder of the floating rate securities that has provided the leverage associated with a fund’s inverse floating rate securities may cause the fund to purchase or otherwise retire those floating rate securities (i.e., to effectively cause the fund to repay the leverage provided by such holder), which may require the fund to raise cash through the sale of portfolio securities at times and at prices that are not desirable for the fund.

Tax Risk—Income from municipal bonds held by the fund could be declared taxable because of unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service or state tax authorities, or noncompliant conduct of a bond issuer. In addition, a portion of the fund’s otherwise exempt-interest dividends may be taxable to those shareholders subject to the federal alternative minimum tax.

As with any mutual fund investment, loss of money is a risk of investing.

Section 1    Fund Summaries

Fund Performance

The following bar chart and table provide some indication of the potential risks of investing in the fund. The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Updated performance information is available at www.nuveen.com/MF/products/performancesummary.aspx or by calling (800) 257-8787.

The bar chart below shows the variability of the fund’s performance from year to year for Class A shares. The bar chart and highest/lowest quarterly returns that follow do not reflect sales charges, and if these charges were reflected, the returns would be less than those shown.

Class A Annual Total Return*

*	Class A year-to-date total return as of June 30, 2009 was 6.60%.

During the ten-year period ended December 31, 2008, the fund’s highest and lowest quarterly returns were 4.88% and
-3.12%, respectively, for the quarters ended September 30, 2002 and September 30, 2008.

The table below shows the variability of the fund’s average annual returns and how they compare over the time periods indicated with those of broad measures of market performance and of an index of funds with similar investment objectives. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. After-tax returns are shown for Class A shares only; after-tax returns for Class B, C, and I shares will vary. Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here.

	Average Annual Total Returns for the Periods Ended December 31, 2008
	1 Year	5 Year	10 Year
Class Returns Before Taxes:
Class A	-8.30%	1.18%	2.94%
Class B	-8.57%	1.13%	2.77%
Class C	-4.80%	1.50%	2.83%
Class I	-4.05%	2.25%	3.59%
Class A Returns After Taxes:
On Distributions	-8.38%	1.12%	2.91%
On Distributions and Sales of Shares	-3.94%	1.64%	3.17%

Section 1    Fund Summaries

	Average Annual Total Returns for the Periods Ended December 31, 2008
	1 Year	5 Year	10 Year
Standard & Poor’s National Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)	-5.09%	2.35%	4.03%
Standard & Poor’s Ohio Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)	-9.46%	1.26%	3.42%
Barclays Capital Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)	-2.47%	2.71%	4.26%
Barclays Capital Ohio Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)	-6.95%	1.55%	3.64%
Lipper Peer Group (reflects no deduction for taxes and certain expenses)	-6.91%	1.65%	3.15%

The fund’s investment adviser believes that the Standard & Poor’s National Municipal Bond Index is a more appropriate broad-based benchmark for the fund, as it is more transparent and thus more useful as a tool for analyzing fund portfolio characteristics and fund performance. Accordingly, the Barclays Capital Indexes will not be included in future prospectuses of the fund.

Management

Investment Adviser

Nuveen Asset Management (“NAM”)

Portfolio Manager

Daniel J. Close, CFA, Vice President of NAM, has managed the fund since 2007.

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the fund either through a financial advisor or directly from the fund. The minimum initial purchase or exchange into the fund is $3,000 ($250 for accounts opened through fee-based programs and $50 through monthly systematic investment plan accounts). The minimum subsequent investment is $50.

Tax Information

The fund’s distributions are exempt from regular federal and state income tax. All or a portion of these distributions, however, may be subject to the federal alternative minimum tax.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the fund and its distributor may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

Section 1    Fund Summaries

Nuveen Wisconsin Municipal Bond Fund

Investment Objective

The investment objective of the fund is to provide you with as high a level of current interest income exempt from regular federal, state and, in some cases, local income taxes as is consistent with preservation of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the fund or in other Nuveen Mutual Funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial advisor and in “What Share Classes We Offer” on page 34 of the fund’s prospectus, “How to Reduce Your Sales Charge” on page 36 of the prospectus and “Purchase and Redemption of Fund Shares” on page S-46 of the fund’s statement of additional information.

Shareholder Fees

(fees paid directly from your investment)

	Class A	Class B	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.20%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of purchase price or redemption proceeds)	None	5%	1%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None
Exchange Fee	None	None	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class B	Class C	Class I
Management Fees	0.55%	0.55%	0.55%	0.55%
Distribution and Service (12b-1) Fees	0.20%	0.95%	0.75%	—
Other Expenses	0.14%	0.13%	0.14%	0.14%
Total Annual Fund Operating Expenses	0.89%	1.63%	1.44%	0.69%

Example

The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the time periods indicated and then either redeem or do not redeem your shares at the end of a period. The example also assumes that your investment has a 5% return each year and that the fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Redemption				No Redemption
	A	B	C	I	A	B	C	I
1 Year	$507	$566	$147	$70	$507	$166	$147	$70
3 Years	$692	$814	$456	$221	$692	$514	$456	$221
5 Years	$892	$987	$787	$384	$892	$887	$787	$384
10 Years	$1,470	$1,735	$1,724	$859	$1,470	$1,735	$1,724	$859

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 12% of the average value of its portfolio.

Section 1    Fund Summaries

Principal Investment Strategies

The fund invests substantially all of its assets in municipal bonds that pay interest that is exempt from regular federal and Wisconsin personal income tax. Under normal circumstances, the fund invests at least 80% of its net assets in investment grade municipal bonds rated BBB/Baa or higher at the time of purchase. The fund may invest up to 20% of its net assets in below investment grade municipal bonds, commonly referred to as “high yield,” “high risk” or “junk” bonds. The fund may invest up to 15% of its assets in municipal securities whose interest payments vary inversely with changes in short-term tax-exempt interest rates (i.e., inverse floating rate securities). The fund’s investment adviser uses a value-oriented strategy and looks for higher-yielding and undervalued municipal bonds that offer the potential for above-average total return. The investment adviser may choose to sell municipal bonds with deteriorating credit or limited upside potential compared to other available bonds.

Principal Risks

Market Risk—The market values of municipal bonds owned by the fund may decline, at times sharply and unpredictably.

Credit Risk—Credit risk is the risk that an issuer of a municipal bond may be unable or unwilling to make interest and principal payments when due and the related risk that the value of a bond may decline because of concerns about the issuer’s ability or willingness to make such payments. Credit risk is heightened for the fund because it may invest up to 20% of its net assets in below investment grade municipal bonds, which are commonly referred to as “high yield,” “high risk” or “junk” bonds. High yield bonds, while generally offering higher yields than investment grade bonds with similar maturities, involve greater risks, including the possibility of default or bankruptcy, and are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.

Interest Rate Risk—Interest rate risk is the risk that the value of the fund’s portfolio will decline because of rising interest rates. Interest rate risk may be increased by the fund’s investment in inverse floating rate securities because of the leveraged nature of these investments.

State Concentration Risk—Because the fund primarily purchases municipal bonds from Wisconsin, the fund is more susceptible to adverse economic, political or regulatory changes affecting municipal bond issuers in that state. This risk may be greater for the fund, which as a non-diversified fund may concentrate its investments in municipal bonds of certain issuers to a greater extent than a diversified fund.

Income Risk—The income from the fund’s portfolio may decline because of falling market interest rates. This can result when the fund invests the proceeds from new share sales, or from matured or called bonds, at market interest rates that are below the portfolio’s current earnings rate. Also, if the fund invests in inverse floating rate securities, the fund’s income may decrease if short-term interest rates rise.

Leveraged Securities Risk—The fund may invest in inverse floating rate securities which create effective leverage. Because these securities create leveraged exposure to underlying municipal bonds, the amount the fund invests in such securities exposes it to risks and potential returns to a greater extent than the amount actually invested. The interest payments the fund receives on such securities vary inversely with the short-term financing rates paid by the securities’ issuers, and those interest payments will decrease if short-term interest rates increase. In addition, the value of these securities will vary by more than the value of the underlying bonds due to the leveraged nature of the investments. Also, the holder of the floating rate securities that has provided the leverage associated with a fund’s inverse floating rate securities may cause the fund to purchase or otherwise retire those floating rate securities (i.e., to effectively cause the fund to repay the leverage provided by such holder), which may require the fund to raise cash through the sale of portfolio securities at times and at prices that are not desirable for the fund.

Tax Risk—Income from municipal bonds held by the fund could be declared taxable because of unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service or state tax authorities, or noncompliant conduct of a bond issuer. In addition, a portion of the fund’s otherwise exempt-interest dividends may be taxable to those shareholders subject to the federal alternative minimum tax.

As with any mutual fund investment, loss of money is a risk of investing.

Section 1    Fund Summaries

Fund Performance

The following bar chart and table provide some indication of the potential risks of investing in the fund. The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Updated performance information is available at www.nuveen.com/MF/products/performancesummary.aspx or by calling (800) 257-8787.

The bar chart below shows the variability of the fund’s performance from year to year for Class A shares. The bar chart and highest/lowest quarterly returns that follow do not reflect sales charges, and if these charges were reflected, the returns would be less than those shown.

Class A Annual Total Return*

*	Class A year-to-date return as of June 30, 2009 was 9.11%.

During the ten-year period ended December 31, 2008, the fund’s highest and lowest quarterly returns were 4.58% and
-5.23%, respectively, for the quarters ended December 31, 2000 and September 30, 2008.

The table below shows the variability of the fund’s average annual returns and how they compare over the time periods indicated with those of broad measures of market performance and an index of funds with similar investment objectives. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. After-tax returns are shown for Class A shares only; after-tax returns for Class B, C, and I shares will vary. Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here.

	Average Annual Total Returns for the Periods Ended December 31, 2008
	1 Year	5 Year	10 Year
Class Returns Before Taxes:
Class A	-10.32%	0.55%	2.59%
Class B	-10.56%	0.52%	2.42%
Class C	-6.86%	0.88%	2.48%
Class I	-6.11%	1.63%	3.24%
Class A (Offer) Returns After Taxes:
On Distributions	-10.33%	0.52%	2.57%
On Distributions and Sales of Shares	-5.45%	1.06%	2.82%

Section 1    Fund Summaries

	Average Annual Total Returns for the Periods Ended December 31, 2008
	1 Year	5 Year	10 Year
Standard & Poor’s National Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)	-5.09%	2.35%	4.03%
Standard & Poor’s Wisconsin Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)	-5.65%	2.71%	4.23%
Barclays Capital Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)	-2.47%	2.71%	4.26%
Barclays Capital Wisconsin Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)	-1.31%	3.18%	4.46%
Lipper Peer Group (reflects no deduction for taxes or certain expenses)	-8.06%	0.94%	2.66%

The fund’s investment adviser believes that the Standard & Poor’s National Municipal Bond Index is a more appropriate broad-based benchmark for the fund, as it is more transparent and thus more useful as a tool for analyzing fund portfolio characteristics and fund performance. Accordingly, the Barclays Capital Indexes will not be included in future prospectuses of the fund.

Management

Investment Adviser

Nuveen Asset Management (“NAM”)

Portfolio Manager

Scott R. Romans, PhD, Vice President of NAM, has managed the fund since 2003.

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the fund either through a financial advisor or directly from the fund. The minimum initial purchase or exchange into the fund is $3,000 ($250 for accounts opened through fee-based programs and $50 through monthly systematic investment plan accounts). The minimum subsequent investment is $50.

Tax Information

The fund’s distributions are exempt from regular federal and state income tax. All or a portion of these distributions, however, may be subject to the federal alternative minimum tax.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the fund and its distributor may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

Section 1    Fund Summaries

Section 2    How We Manage Your Money

To help you understand how the funds’ assets are managed, this section includes a detailed discussion of the adviser’s investment and risk management strategies. For a more complete discussion of these matters, please consult the statement of additional information, which is available by calling (800) 257-8787 or by visiting Nuveen’s website at www.nuveen.com.

Nuveen Asset Management (“NAM”), the funds’ investment adviser, offers advisory and investment management services to a broad range of mutual fund clients. NAM is responsible for the selection and ongoing monitoring of the securities in the funds’ investment portfolios, managing the funds’ business affairs and providing certain clerical, bookkeeping and other administrative services. NAM is located at 333 West Wacker Drive, Chicago, IL 60606. NAM is a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen Investments”).

On November 13, 2007, Nuveen Investments was acquired by investors led by Madison Dearborn Partners, LLC, which is a private equity investment firm based in Chicago, Illinois (the “MDP Acquisition”). The investor group led by Madison Dearborn Partners, LLC includes affiliates of Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”). Merrill Lynch has since been acquired by Bank of America Corporation. NAM has adopted policies and procedures that address arrangements involving NAM and Bank of America Corporation (including Merrill Lynch) that may give rise to certain conflicts of interest.

Each fund is dependent upon services and resources provided by its investment adviser, NAM, and therefore the investment adviser’s parent, Nuveen Investments. Nuveen Investments significantly increased its level of debt in connection with the MDP Acquisition. Nuveen Investments believes that monies generated from operations and cash on hand will be adequate to fund debt service requirements, capital expenditures and working capital requirements for the foreseeable future; however, Nuveen Investments’ ability to continue to fund these items, to service its debt and to maintain compliance with covenants in its debt agreements may be affected by general economic, financial, competitive, legislative, legal and regulatory factors and by its ability to refinance or repay outstanding indebtedness with scheduled maturities beginning in 2013. In the event that Nuveen Investments breaches certain of the covenants included in its debt agreements, the breach of such covenants may result in the accelerated payment of its outstanding debt, increase the cost of such debt or generally have an adverse effect on the financial condition of Nuveen Investments.

NAM is responsible for the execution of specific investment strategies and day-to-day investment operations. NAM manages the funds using a team of analysts and portfolio managers that focuses on a specific group of funds. The day-to-day operation of the funds and the execution of their specific investment strategies are the responsibility of the designated portfolio managers described below.

Section 2    How We Manage Your Money

Daniel J. Close, CFA, has served as the portfolio manager for the Kentucky, Michigan and Ohio Funds since 2007. He joined Nuveen Investments in 2000 as a member of the product management and development team, where he was responsible for the oversight and development of Nuveen’s mutual fund product line. He then served as an analyst for NAM, covering corporate-backed, energy, transportation and utility credits, and assumed certain portfolio management responsibilities in 2007. He manages 26 state-specific Nuveen-sponsored municipal bond funds, with a total of approximately $4.9 billion under management.

Scott R. Romans, PhD, has served as the portfolio manager for the Kansas, Missouri and Wisconsin Funds since 2003. He joined NAM in 2000 as a senior analyst covering higher education, charter schools and private secondary schools and assumed certain portfolio management responsibilities in 2003. He manages 30 state-specific Nuveen-sponsored municipal bond funds, with a total of approximately $5.5 billion under management.

Additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the funds is provided in the statement of additional information.

At such time as a fund receives an exemptive order permitting it to do so, or as otherwise permitted by the Investment Company Act of 1940, as amended (the “1940 Act”), or the rules thereunder, the fund may, without obtaining approval of shareholders, retain an unaffiliated sub-adviser to perform some or all of the portfolio management functions on behalf of the fund.

Management Fees

For the most recent fiscal year, the funds paid the following management fees to NAM as a percentage of average net assets:

Nuveen Kansas Municipal Bond Fund	.54%
Nuveen Kentucky Municipal Bond Fund	.53%
Nuveen Michigan Municipal Bond Fund	.54%
Nuveen Missouri Municipal Bond Fund	.54%
Nuveen Ohio Municipal Bond Fund	.53%
Nuveen Wisconsin Municipal Bond Fund	.55%

NAM has agreed to waive fees or reimburse expenses so that total annual fund operating expenses (excluding 12b-1 distribution and service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities, and extraordinary expenses) for the Ohio Fund do not exceed 0.75% of the average daily net assets of any class of fund shares. This expense limitation may be terminated or modified only with the approval of shareholders of the fund.

Information regarding the Board of Trustees’ approval of investment management agreements is currently available in the funds’ annual report for the period ended May 31, 2009.

Each fund’s investment objective may not be changed without shareholder approval. The following investment policies may be changed by the Board of Trustees without shareholder approval unless otherwise noted in this prospectus or the statement of additional information.

Section 2    How We Manage Your Money

Municipal Obligations

The funds invest primarily in municipal bonds that pay interest that is exempt from regular federal, state and, in some cases, local income tax. Income from these bonds may be subject to the federal alternative minimum tax.

States, local governments and municipalities and other issuing authorities issue municipal bonds to raise money for various public purposes such as building public facilities, refinancing outstanding obligations and financing general operating expenses. These bonds include general obligation bonds, which are backed by the full faith and credit of the issuer and may be repaid from any revenue source, and revenue bonds, which may be repaid only from the revenue of a specific facility or source.

The funds may purchase municipal bonds that represent lease obligations. These carry special risks because the issuer of the bonds may not be obligated to appropriate money annually to make payments under the lease. In order to reduce this risk, the funds will, in making purchase decisions, take into consideration the issuer’s incentive to continue making appropriations until maturity.

In evaluating municipal bonds of different credit qualities or maturities, NAM takes into account the size of yield spreads. Yield spread is the additional return the funds may earn by taking on additional credit risk or interest rate risk. For example, yields on low quality bonds are higher than yields on high quality bonds because investors must be compensated for incurring the higher credit risk associated with low quality bonds. If yield spreads do not provide adequate compensation for the additional risk associated with low quality bonds, the funds may buy bonds of relatively higher quality. Similarly, in evaluating bonds of different maturities, NAM evaluates the comparative yield available on these bonds. If yield spreads on long-term bonds do not compensate the funds adequately for the additional interest rate risk the funds must assume, the funds may buy bonds of relatively shorter maturity. In addition, municipal bonds in a particular industry may provide higher yields relative to their risk compared to bonds in other industries. If that occurs, the funds may buy relatively more bonds from issuers in that industry.

If suitable municipal bonds from a specific state are not available at attractive prices and yields, a fund may invest in municipal bonds of U.S. territories (such as Puerto Rico and Guam), which are exempt from regular federal, state and local income taxes.

Credit Quality

Under normal circumstances, the funds invest at least 80% of their net assets in investment grade municipal bonds rated BBB/Baa or higher at the time of purchase by at least one independent rating agency, or, if unrated, judged by the funds’ investment adviser to be of comparable quality. The funds may invest up to 20% of their net assets in below investment grade municipal bonds, commonly referred to as “high yield,” “high risk” or “junk” bonds. High yield bonds typically offer higher yields than investment grade bonds with similar maturities but involve greater risks, including the possibility of default or bankruptcy, and increased market price volatility.

Portfolio Maturity

Maturity measures the time until a bond makes its final payment. Each fund buys municipal bonds with different maturities in pursuit of its investment objective, but will generally maintain, under normal market conditions, an investment portfolio with an overall weighted average maturity of 15 to 30 years.

Section 2    How We Manage Your Money

Inverse Floating Rate Securities

Each fund may invest in municipal securities whose coupons vary inversely with changes in short-term tax-exempt interest rates. Because these securities create leveraged exposure to underlying municipal bonds, a fund’s exposure to the income and returns of the bonds underlying such securities is greater than the amount of money that the fund has invested in them. These securities present special risks for two reasons: (i) if short-term interest rates rise (fall), the income a fund earns on the inverse floating rate security will fall (rise); and (ii) if long-term interest rates rise (fall), the value of the inverse floating rate security will fall (rise) more than the value of the underlying bond because of the leveraged nature of the investment. The funds will seek to buy these securities at attractive values and yields that more than compensate for their higher income and price volatility and reduced liquidity.

Short-Term Investments

Under normal market conditions, each fund may invest up to 20% of net assets in short-term investments, such as short-term, high quality municipal bonds or tax-exempt money market funds. The funds may invest in short-term, high quality taxable securities or shares of taxable money market funds if suitable short-term municipal bonds or shares of tax-exempt money market funds are not available at reasonable prices and yields. If the funds invest in taxable securities, they may not achieve their investment objective. For more information on eligible short-term investments, see the statement of additional information.

When-Issued, Delayed-Delivery and Forward Commitment Transactions

Each fund may enter into contracts to purchase securities for a specified price at a future date later than the normal settlement date. These transactions involve an additional element of risk because, although the fund will not have made any cash outlay prior to the settlement date, the value of the security to be purchased may decline before that settlement date.

Municipal “forwards” pay higher interest rates after settlement than standard bonds to compensate the buyer for bearing market risk but deferring income during the settlement period, and can often be bought at attractive prices and yields. For instance, if a fund knows that a portfolio bond will, or is likely to, be called or mature on a specific future date, the fund may buy a forward settling on or about that date to replace the called or maturing bond and “lock in” a currently attractive interest rate.

Portfolio Holdings

A description of the funds’ policies and procedures with respect to the disclosure of the funds’ portfolio holdings is available in the funds’ statement of additional information. Certain portfolio holdings information for each fund is available on the funds’ website—www.nuveen.com—by clicking the “Mutual Funds” section of the home page and following the applicable link for each fund in the “Search Mutual Fund Family” section. By following these links, you can obtain a list of each fund’s top ten portfolio holdings and a complete list of portfolio holdings of each fund as of the end of the most recent month. The portfolio holdings information on the funds’ website is generally made available approximately 5 business days following the end of each most recent month. This information will remain available on the website until the funds file with the Securities and Exchange Commission their annual, semi-annual or quarterly holdings report for the fiscal period that includes the date(s) as of which the website information is current.

Section 2    How We Manage Your Money

Investment Philosophy

NAM believes that the tax treatment of municipal securities and the structural characteristics in the municipal securities market create opportunities to enhance the after-tax total return and diversification of the investment portfolios of taxable investors.

Investment Process

NAM believes that a value-oriented investment strategy that seeks to identify underrated and undervalued securities and sectors is positioned to capture the opportunities inherent in the municipal securities market and potentially outperform the general municipal securities market over time. The primary elements of NAM’s investment process are:

•	Credit Analysis and Surveillance

•	Sector Analysis

•	Limited Industry Concentration

•	Trading Strategies

•	Sell Discipline

•	Yield Curve and Structural Analysis

Risk is inherent in all investing. Investing in a mutual fund—even the most conservative—involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Therefore, before investing you should consider carefully the following risks that you assume when you invest in these funds. Because of these and other risks, you should consider an investment in any of these funds to be a long-term investment.

Market risk: Each fund is subject to market risk. Market risk is the risk that the market values of municipal bonds owned by the funds will decline, at times sharply and unpredictably. Market values of municipal bonds are affected by a number of different factors, including changes in interest rates, the credit quality of bond issuers, and general economic and market conditions. Lower-quality municipal bonds may suffer larger price declines and more volatility than higher-quality bonds in response to negative issuer-specific developments or general economic news. During times of low demand or decreased liquidity in the municipal bond market, prices of bonds, particularly lower-quality bonds, may decline sharply, without regard to changes in interest rates or issuer-specific credit-related events. Such periods of decreased liquidity may occur when dealers that make a market in municipal bonds are unable or unwilling to do so, particularly during periods of economic or financial distress.

Credit risk: Each fund is subject to credit risk. Credit risk is the risk that an issuer of a municipal bond may be unable or unwilling to meet its obligation to make interest and principal payments when due and the related risk that the value of a bond would likely decline because of concerns about the issuer’s ability or willingness to make such payments. Credit risk is heightened for the funds, which may invest up to 20% of their net assets in

Section 2    How We Manage Your Money

below investment grade municipal bonds. Below investment grade bonds, while generally offering higher yields than investment grade bonds with similar maturities, involve greater risks, including the possibility of default or bankruptcy, and are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. In addition, the funds may purchase municipal bonds that represent lease obligations that involve special risks because the issuer may not be obligated to appropriate money annually to make payments under the lease.

Interest rate risk: Because they invest in fixed-income securities, the funds are subject to interest rate risk. Interest rate risk is the risk that the value of a fund’s portfolio will decline because of rising interest rates. Interest rate risk is generally lower for shorter-term investments and higher for longer-term investments. Interest rate risk may be increased by a fund’s investment in inverse floating rate securities and forward commitments because of the leveraged nature of these investments.

State concentration risk: Because the funds primarily purchase municipal bonds from a specific state, each fund also bears investment risk from economic, political or regulatory changes that could adversely affect municipal bond issuers in that state and therefore the value of the fund’s investment portfolio. These risks may be greater for the Kansas and Wisconsin Funds, which are non-diversified funds (i.e., funds that can take greater than 5% positions in securities of any one issuer with respect to its entire portfolio) and may concentrate their investments in municipal bonds of certain issuers to a greater extent than the other funds, which are diversified funds. For more information, see the statement of additional information.

Income risk: The income from a fund’s portfolio may decline because of falling market interest rates. This can result when the fund invests the proceeds from new share sales, or from matured or called bonds, at market interest rates that are below the portfolio’s current earnings rate. Also, if a fund invests in inverse floating rate securities, whose income payments vary inversely with changes in short-term market rates, the fund’s income may decrease if short-term interest rates rise.

Inflation risk: The value of assets or income from investments may be less in the future as inflation decreases the value of money. As inflation increases, the value of a fund’s assets can decline as can the value of a fund’s distributions.

Borrowing and leverage risks: Each fund may borrow for temporary or emergency purposes, including to meet redemption requests, pay dividends, repurchase its shares, or clear portfolio transactions. Borrowing may exaggerate changes in the net asset value of a fund’s shares and may affect a fund’s net income. When a fund borrows money, it must pay interest and other fees, which will reduce the fund’s returns if such costs exceed the returns on the portfolio securities purchased or retained with such borrowings. Any such borrowings are intended to be temporary. However, under certain market conditions, including periods of low demand or decreased liquidity in the municipal bond market, such borrowings might be outstanding for longer periods of time. In addition, when a fund invests in certain derivative securities, including, but not limited to, inverse floating rate securities, when-issued securities, forward commitments, futures contracts and interest rate swaps, it is effectively leveraging its investments. Certain investments or trading strategies that involve leverage can exaggerate changes in the net asset value of a fund’s shares and can result in losses that exceed the amount originally invested.

Section 2    How We Manage Your Money

Leveraged securities risk: Each fund may invest in inverse floating rate securities which create effective leverage. Because these securities create leveraged exposure to underlying municipal bonds, the amount a fund invests in such securities exposes it to risks and potential returns to a greater extent than the amount actually invested. The interest payments a fund receives on such securities vary inversely with the short-term financing rates paid by the securities’ issuers, and those interest payments will decrease if short-term interest rates increase. In addition, the value of these securities will vary by more than the value of the underlying bonds due to the leveraged nature of the investments. Also, the holder of the floating rate securities that has provided the leverage associated with a fund’s inverse floating rate securities may cause the fund to purchase or otherwise retire those floating rate securities (i.e., to effectively cause the fund to repay the leverage provided by such holder), which may require the fund to raise cash through the sale of portfolio securities at times and at prices that are not desirable for the fund.

Tax Risk: Income from municipal bonds held by the funds could be declared taxable because of unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service or state tax authorities, or noncompliant conduct of a bond issuer. In addition, a portion of a fund’s otherwise exempt-interest dividends may be taxable to those shareholders subject to the federal alternative minimum tax.

In pursuit of its investment objective, each fund assumes investment risk, chiefly in the form of credit risk and interest rate risk. The funds limit this investment risk generally by restricting the type and maturities of municipal bonds they purchase, and by diversifying their investment portfolios geographically within a state, as well as across different industry sectors.

Investment Limitations

The funds have adopted certain investment limitations (based on total assets) that cannot be changed without shareholder approval and are designed to limit your investment risk and avoid excessive concentration. For example, each fund may not invest more than 25% of its net assets in any one industry such as electric utilities or health care. As diversified funds, the Kentucky, Michigan, Missouri and Ohio Funds also may not invest more than 5% of their net assets in securities of any one issuer (except U.S. government securities or for 25% of their assets). For more information, see the statement of additional information.

Temporary Short-Term Investments

Each fund may invest up to 100% in cash equivalents and short-term investments as a temporary defensive measure in response to adverse market conditions, or to keep cash on hand fully invested. During these periods, the weighted average maturity of a fund’s investment portfolio may fall below the defined range described under “What Securities We Invest In—Portfolio Maturity” (above) and the fund may not achieve its objective. The funds do not expect to invest substantial amounts in short-term investments as a defensive measure except under extraordinary circumstances.

Section 2    How We Manage Your Money

Derivatives and other Investment Strategies

In addition to their principal investment strategies, the funds may also use various investment strategies designed to limit the risk of bond price fluctuations and to preserve capital. These strategies include using financial futures contracts, swap contracts, options on financial futures, options on swap contracts, or other derivative securities whose prices, in NAM’s opinion, correlate with the prices of the funds’ investments. The funds may also use these strategies to shorten or lengthen the effective duration, and therefore the interest rate risk, of the funds’ portfolio, and to adjust other aspects of the portfolio’s risk/return profile. The funds may use these strategies if they deem it more efficient from a transaction cost, total return or income standpoint than selling and/or investing in cash securities.

Section 2    How We Manage Your Money

Section 3    How You Can Buy and Sell Shares

The funds offer four classes of shares, each with a different combination of sales charges, fees, eligibility requirements and other features. Your financial advisor can help you determine which class is best for you. For further details, please see the statement of additional information.

Class A Shares

You can purchase Class A shares at the offering price, which is the net asset value per share plus an up-front sales charge. You may qualify for a reduced sales charge, or the sales charge may be waived, as described in “How to Reduce Your Sales Charge.” Class A shares are also subject to an annual service fee of 0.20% of your fund’s average daily net assets, which compensates your financial advisor and other entities for providing ongoing service to you. Nuveen Investments, LLC (“Nuveen”), a wholly-owned subsidiary of Nuveen Investments and the distributor of the funds, retains the up-front sales charge and the service fee on accounts with no financial intermediary of record. The up-front Class A sales charge for each fund described in this prospectus is as follows:

Amount of Purchase	Sales Charge as % of Public Offering Price	Sales Charge as % of Net Amount Invested	Maximum Financial Intermediary Commission as % of Public Offering Price
Less than $50,000	4.20%	4.38%	3.70%
$50,000 but less than $100,000	4.00	4.18	3.50
$100,000 but less than $250,000	3.50	3.63	3.00
$250,000 but less than $500,000	2.50	2.56	2.00
$500,000 but less than $1,000,000	2.00	2.04	1.50
$1,000,000 and over*	—	—	1.00
*	You can purchase $1 million or more of Class A shares at net asset value without an up-front sales charge. Nuveen pays financial intermediaries of record a commission equal to 1.00% of the first $2.5 million, plus 0.50% of the next $2.5 million, plus 0.25% of the amount over $5.0 million. Unless the financial intermediary waived the commission, you may be assessed a Contingent Deferred Sales Charge (“CDSC”) of 1% if you redeem any of your shares within 12 months of purchase. The CDSC is calculated on the lower of your purchase price or your redemption proceeds. You do not pay a CDSC on any Class A shares you purchase by reinvesting dividends.

Class B Shares

Class B shares are not available for new accounts or for additional investment into existing accounts. However, the funds will issue Class B shares upon the exchange of Class B shares from another Nuveen Mutual Fund or for purposes of dividend reinvestment.

Eligible investors can purchase Class B shares at the offering price, which is the net asset value per share without any up-front sales charge. Class B shares are subject to annual distribution and service fees of 0.95% of your fund’s average daily net assets. The annual 0.20% service fee compensates your financial advisor for providing ongoing service to you. The annual 0.75% distribution fee compensates Nuveen for paying your financial advisor a 4% up-front sales commission, which includes an advance of the first year’s service fee. Nuveen retains the service and distribution fees on accounts with no financial intermediary of record. If you sell your shares within six years of purchase, you will normally pay a CDSC as shown in the schedule below. The

Section 3    How You Can Buy and Sell Shares

CDSC is based on your purchase price or redemption proceeds, whichever is lower. You do not pay a CDSC on any Class B shares you purchase by reinvesting dividends.

Years Since Purchase	0-1	1-2	2-3	3-4	4-5	5-6	Over 6
CDSC	5%	4%	4%	3%	2%	1%	None

Class B shares automatically convert to Class A shares eight years after you buy them so that the distribution fees you pay over the life of your investment are limited. You will continue to pay an annual service fee on any converted Class B shares.

Class C Shares

You can purchase Class C shares at the offering price, which is the net asset value per share without any up-front sales charge. Class C shares are subject to annual distribution and service fees of 0.75% of your fund’s average daily net assets. The annual 0.20% service fee compensates your financial advisor for providing ongoing service to you. The annual 0.55% distribution fee compensates Nuveen for paying your financial advisor an ongoing sales commission as well as an advance of the first year’s service and distribution fees. Nuveen retains the service and distribution fees on accounts with no financial intermediary of record. If you sell your shares within 12 months of purchase, you will normally pay a 1% CDSC, which is calculated on the lower of your purchase price or redemption proceeds. You do not pay a CDSC on any Class C shares you purchase by reinvesting dividends. Class C shares do not convert.

The funds have established a limit to the amount of Class C shares that may be purchased by an individual investor. See the statement of additional information for more information.

Class I Shares

You can purchase Class I shares at the offering price, which is the net asset value per share without any up-front sales charge. Class I shares are not subject to ongoing service or distribution fees. Class I shares have lower ongoing expenses than the other classes.

Class I shares are available for (i) purchases of $1 million or more, (ii) purchases using dividends and capital gains distributions on Class I shares, and (iii) purchase by the following categories of investors:

•	Certain trustees, directors, employees, and affiliates of Nuveen.

•	Certain financial intermediary personnel.

•	Certain bank or broker-affiliated trust departments.

•	Certain employer-sponsored retirement plans.

•

Certain additional categories of investors, including certain advisory accounts of Nuveen and its affiliates, and qualifying clients of investment advisers, financial planners, or other financial intermediaries that charge periodic or asset-based fees for their services.

Please refer to the statement of additional information for more information about Class A, Class B, Class C and Class I shares, including more detailed program descriptions and eligibility requirements. Additional information is also available from your financial advisor, who can also help you prepare any necessary application forms.

Section 3    How You Can Buy and Sell Shares

The funds offer a number of ways to reduce or eliminate the up-front sales charge on Class A shares. See “What Share Classes We Offer” (above) for a discussion of eligibility requirements for purchasing Class I shares.

Class A Sales Charge Reductions

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Rights of Accumulation. In calculating the appropriate sales charge on a purchase of Class A shares of any fund, you may be able to add the amount of your purchase to the value that day of all of your prior purchases of any Nuveen Mutual Fund.

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Letter of Intent. Subject to certain requirements, you may purchase Class A shares of any fund at the sales charge rate applicable to the total amount of the purchases you intend to make over a 13-month period.

For purposes of calculating the appropriate sales charge as described under Rights of Accumulation and Letter of Intent above, you may include purchases by (i) you, (ii) your spouse (or equivalent if recognized under local law) and children under 21 years of age, and (iii) a corporation, partnership or sole proprietorship that is 100% owned by any of the persons in (i) or (ii). In addition, a trustee or other fiduciary can count all shares purchased for a single trust, estate or other single fiduciary account that has multiple accounts (including one or more employee benefit plans of the same employer).

Class A Sales Charge Waivers

Class A shares of a fund may be purchased at net asset value without a sales charge as follows:

•	Purchases of $1,000,000 or more.

•	Monies representing reinvestment of Nuveen Defined Portfolio and Nuveen Mutual Fund distributions.

•	Certain employer-sponsored retirement plans.

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Certain employees and affiliates of Nuveen. Purchases by officers, trustees, and former trustees of the Nuveen Funds, as well as bona fide full-time and retired employees of Nuveen, any parent company of Nuveen, and subsidiaries thereof, and such employees’ immediate family members (as defined in the statement of additional information).

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Financial intermediary personnel. Purchases by any person who, for at least the last 90 days, has been an officer, director, or bona fide employee of any financial intermediary or any such person’s immediate family member.

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Certain trust departments. Purchases by bank or broker-affiliated trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, advisory, custodial, or similar capacity.

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Additional categories of investors. Purchases made by: (i) investors purchasing on a periodic fee, asset-based fee, or no transaction fee basis through a broker-dealer sponsored mutual fund purchase program; and (ii) clients of investment advisers, financial planners, or other financial intermediaries that charge periodic or asset-based fees for their services.

In order to obtain a sales charge reduction or waiver, it may be necessary at the time of purchase for you to inform the funds or your financial advisor of

Section 3    How You Can Buy and Sell Shares

the existence of other accounts in which there are holdings eligible to be aggregated for such purposes. You may need to provide the funds or your financial advisor information or records, such as account statements, in order to verify your eligibility for a sales charge reduction or waiver. This may include account statements of family members and information regarding Nuveen Mutual Fund shares held in accounts with other financial advisors. You or your financial advisor must notify Nuveen at the time of each purchase if you are eligible for any of these programs. The funds may modify or discontinue these programs at any time.

Fund shares may be purchased on any business day, which is any day the New York Stock Exchange (the “NYSE”) is open for business. Generally, the NYSE is closed on weekends and national holidays. The share price you pay will depend on when Nuveen receives your order. Orders received before the close of trading on a business day (normally, 4.00 p.m. New York time) will receive that day’s closing share price; otherwise you will receive the next business day’s price.

You may purchase fund shares (1) through a financial advisor or (2) directly from the funds.

Through a Financial Advisor

You may buy shares through your financial advisor, who can handle all the details for you, including opening a new account. Financial advisors can also help you review your financial needs and formulate long-term investment goals and objectives. In addition, financial advisors generally can help you develop a customized financial plan, select investments and monitor and review your portfolio on an ongoing basis to help assure your investments continue to meet your needs as circumstances change. Financial advisors (including brokers or agents) are paid for ongoing investment advice and services either from fund sales charges and fees or by charging you a separate fee in lieu of a sales charge.

Financial advisors or other dealer firms may charge their customers a processing or service fee in connection with the purchase or redemption of fund shares. The amount and applicability of such a fee is determined and disclosed to customers by each individual dealer. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in this prospectus and the statement of additional information. Your dealer will provide you with specific information about any processing or service fees you will be charged. Shares you purchase through your financial advisor or other intermediary will normally be held with that firm. For more information, please contact your financial advisor.

Directly from the Funds

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By mail. You may open an account directly with the funds and buy shares by completing an application and mailing it along with your check to Nuveen Investor Services, P.O. Box 8530, Boston, Massachusetts 02266-8530. Applications may be obtained at www.nuveen.com or by calling (800) 257-8787. No third party checks will be accepted.

•	On-line. Existing shareholders with direct accounts may process certain account transactions on-line. You may purchase additional shares or

Section 3    How You Can Buy and Sell Shares

exchange shares between existing, identically registered direct accounts. You can also look up your account balance, history and dividend information, as well as order duplicate account statements and tax forms from the funds’ website. To access your account, follow the links under “Our Products” on www.nuveen.com to “Mutual Funds” and choose “Account Access” under the “Shareholder Resources” tab. The system will walk you through the log-in process. To purchase shares on-line, you must have established Fund Direct privileges on your account prior to the requested transaction. See “Special Services—Fund Direct” below.

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By telephone. Existing shareholders with direct accounts may also process account transactions via the funds’ automated information line. Simply call (800) 257-8787, press 1 for mutual funds and the voice menu will walk you through the process. To purchase shares via the telephone, you must have established Fund Direct privileges on your account prior to the requested transaction. See “Special Services—Fund Direct” below.

Investment Minimums

The minimum initial purchase or exchange into a fund is $3,000 ($250 for accounts opened through fee-based programs and $50 through monthly systematic investment plan accounts). Subsequent investments must be in amounts of $50 or more. The funds reserve the right to reject purchase orders and to waive or increase the minimum investment requirements.

To help make your investing with us easy and efficient, we offer you the following services at no extra cost. Your financial advisor can help you complete the forms for these services, or you can call Nuveen at (800) 257-8787 for copies of the necessary forms.

Systematic Investing

Systematic investing allows you to make regular investments through automatic deductions from your bank account, directly from your paycheck or from exchanging shares from another mutual fund account (simply complete the appropriate application). The minimum automatic deduction is $50 per month. There is no charge to participate in each fund’s systematic investment plan. You can stop the deductions at any time by notifying the fund in writing.

•	From your bank account. You can make systematic investments of $50 or more per month by authorizing your fund to draw preauthorized checks on your bank account.

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From your paycheck. With your employer’s consent, you can make systematic investments of $25 or more per pay period (meeting the monthly minimum of $50) by authorizing your employer to deduct monies from your paycheck.

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Systematic exchanging. You can make systematic investments by authorizing Nuveen to exchange shares from one Nuveen Mutual Fund account into another identically registered Nuveen account of the same share class.

Systematic Withdrawal

If the value of your fund account is at least $10,000, you may request to have $50 or more withdrawn automatically from your account. You may elect to

Section 3    How You Can Buy and Sell Shares

receive payments monthly, quarterly, semi-annually or annually, and may choose to receive a check, have the monies transferred directly into your bank account (see “Fund Direct” below), paid to a third party or sent payable to you at an address other than your address of record. You must complete the appropriate section of the account application or Account Update Form to participate in the fund’s systematic withdrawal plan.

You should not establish systematic withdrawals if you intend to make concurrent purchases of Class A or C shares because you may unnecessarily pay a sales charge or CDSC on these purchases.

Exchanging Shares

You may exchange fund shares into an identically registered account for the same class of another Nuveen Mutual Fund available in your state. Your exchange must meet the minimum purchase requirements of the fund into which you are exchanging. You may also, under certain limited circumstances, exchange between certain classes of shares of the same fund, subject to the payment of any applicable CDSC. Please consult the statement of additional information for details.

The funds may change or cancel their exchange policy at any time upon 60 days’ notice. Each fund reserves the right to revise or suspend the exchange privilege, limit the amount or number of exchanges, or reject any exchange. See “General Information—Frequent Trading” below. Because an exchange between funds is treated for tax purposes as a purchase and sale, any gain may be subject to tax. An exchange between classes of shares of the same fund may not be considered a taxable event. You should consult your tax advisor about the tax consequences of exchanging your shares.

Fund DirectSM

The Fund Direct Program allows you to link your fund account to your bank account, transfer money electronically between these accounts, and perform a variety of account transactions, including purchasing shares by telephone and investing through a systematic investment plan. You also may have dividends, distributions, redemption payments or systematic withdrawal plan payments sent directly to your bank account.

Reinstatement Privilege

If you redeem fund shares, you may reinvest all or part of your redemption proceeds up to one year later without incurring any additional charges. You may only reinvest into the same share class you redeemed. If you paid a CDSC, your fund will refund your CDSC and reinstate your holding period for purposes of calculating the CDSC. You may use this reinstatement privilege only once for any redemption. The reinstatement privilege is not available for Class B Shares.

You may sell (redeem) your shares on any business day. You will receive the share price next determined after your fund has received your properly completed redemption request. Your redemption request must be received before the close of trading on the NYSE (normally, 4.00 p.m. New York time) for you to receive that day’s price. The fund will normally mail your check the next business day after a redemption request is received, but in no event more than seven days after your request is received. If you are selling shares

Section 3    How You Can Buy and Sell Shares

An Important Note About Telephone Transactions

Although Nuveen Investor Services has certain safeguards and procedures to confirm the identity of callers, it will not be liable for losses resulting from following telephone instructions it reasonably believes to be genuine. Also, you should verify your trade confirmations immediately upon receipt.

purchased recently with a check, your redemption proceeds will not be mailed until your check has cleared, which may take up to ten days from your purchase date.

You may sell your shares (1) through a financial advisor or (2) directly to the funds.

Through a Financial Advisor

You may sell your shares through your financial advisor who can prepare the necessary documentation. Your financial advisor may charge for this service.

Directly to the Funds

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By mail. You can sell your shares at any time by sending a written request to the appropriate fund, c/o Nuveen Investor Services, P.O. Box 8530, Boston, Massachusetts 02266-8530. Your request must include the following information:

•	The fund’s name;

•	Your name and account number;

•	The dollar or share amount you wish to redeem;

•	The signature of each owner exactly as it appears on the account;

•	The name of the person to whom you want your redemption proceeds paid (if other than to the shareholder of record);

•	The fund’s name;

•	The address where you want your redemption proceeds sent (if other than the address of record);

•	Any certificates you have for the shares; and

•	Any required signature guarantees.

Guaranteed signatures are required if you are redeeming more than $50,000, you want the check payable to someone other than the shareholder of record or you want the check sent to another address (or the address of record has been changed within the last 30 days). Signature guarantees must be obtained from a bank, brokerage firm or other financial intermediary that is a member of an approved Medallion Guarantee Program or that a fund otherwise approves. A notary public cannot provide a signature guarantee.

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On-line. You may redeem shares or exchange shares between existing, identically registered accounts on-line. To access your account, follow the links under “Our Products” on www.nuveen.com to “Mutual Funds” and choose “Account Access” under the “Shareholder Resources” tab. The system will walk you through the log-in process. On-line redemptions are not available for shares owned in certificate form and, with respect to redemptions where the proceeds are payable by check, may not exceed $50,000. Checks will only be issued to you as shareholder of record and mailed to your address of record. If you have established Fund Direct privileges, you may have redemption proceeds transferred electronically to your bank account.

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By telephone. If your account is held with the fund and not in your brokerage account, and you have authorized telephone redemption privileges, call (800) 257-8787 to redeem your shares, press 1 for mutual funds and the voice menu will walk you through the process. Telephone redemptions are not available for shares owned in certificate form and, with respect to redemptions where the proceeds are payable by check,

Section 3    How You Can Buy and Sell Shares

An Important Note About Involuntary Redemption

From time to time, the funds may establish minimum account size requirements. The funds reserve the right to liquidate your account upon 30 days’ written notice if the value of your account falls below an established minimum. The funds have set a minimum balance of $1,000 unless you have an active Nuveen Defined Portfolio reinvestment account. You will not be assessed a CDSC on an involuntary redemption.

may not exceed $50,000. Checks will only be issued to you as the shareholder of record and mailed to your address of record, normally the next business day after the redemption request is received. If you have established Fund Direct privileges, you may have redemption proceeds transferred electronically to your bank account. In this case, the redemption proceeds will be transferred to your bank on the next business day after the redemption request is received. You should contact your bank for further information concerning the timing of the credit of the redemption proceeds in your bank account.

Contingent Deferred Sales Charge

If you redeem Class A, Class B or Class C shares that are subject to a CDSC, you may be assessed a CDSC upon the redemption. When you redeem Class A, Class B or Class C shares subject to a CDSC, your fund will first redeem any shares that are not subject to a CDSC, and then redeem the shares you have owned for the longest period of time, unless you ask the fund to redeem your shares in a different order. No CDSC is imposed on shares you buy through the reinvestment of dividends and capital gains. The CDSC holding period is calculated on a monthly basis and begins on the first day of the month in which the purchase was made. When you redeem shares subject to a CDSC, the CDSC is calculated on the lower of your purchase price or redemption proceeds, deducted from your redemption proceeds, and paid to Nuveen. The CDSC may be waived under certain special circumstances as described in the statement of additional information.

Redemptions In-Kind

The funds generally pay redemption proceeds in cash. Under unusual conditions that make cash payment unwise and for the protection of existing shareholders, the funds may pay all or a portion of your redemption proceeds in securities or other fund assets. Although it is unlikely that your shares would be redeemed in-kind, you would probably have to pay brokerage costs to sell the securities distributed to you, as well as taxes on any capital gains from that sale.

Section 3    How You Can Buy and Sell Shares

Section 4    General Information

To help you understand the tax implications of investing in the funds, this section includes important details about how the funds make distributions to shareholders. We discuss some other fund policies as well.

The funds pay tax-free dividends monthly and any taxable capital gains or other taxable distributions once a year at year end. The funds declare dividends monthly to shareholders of record, usually payable the first business day of the month. Each fund will seek to pay monthly tax-exempt dividends at a level rate that reflects the past and projected net income of the fund. To help maintain more stable monthly distributions, the distribution paid by a fund for any particular monthly period may be more or less than the amount of net income actually earned by the fund during such period. Any such under- (or over-) distribution of income is reflected in each fund’s net asset value. This policy is designed to result in the distribution of substantially all of the funds’ net income over time.

Payment and Reinvestment Options

The funds automatically reinvest your dividends in additional fund shares unless you request otherwise. You may request to have your dividends paid to you by check, deposited directly into your bank account, paid to a third party, sent to an address other than your address of record or reinvested in shares of another Nuveen Mutual Fund. For further information, contact your financial advisor or call Nuveen at (800) 257-8787.

Taxes and Tax Reporting

Because the funds invest primarily in municipal bonds from a particular state, the regular monthly dividends you, as a taxpayer in that state, receive will generally be exempt from regular federal and state income tax. All or a portion of these dividends, however, may be subject to the federal alternative minimum tax.

Although the funds do not seek to realize taxable income or capital gains, the funds may realize and distribute taxable income or capital gains from time to time as a result of the funds’ normal investment activities. The funds’ distributions of these amounts are taxed as ordinary income or capital gains and are taxable whether received in cash or reinvested in additional shares. Dividends from the funds’ long-term capital gains are taxable as capital gains, while dividends from short-term capital gains and net investment income are generally taxable as ordinary income. The funds’ taxable dividends are not expected to qualify for a dividends received deduction if you are a corporate shareholder or for the lower tax rates on qualified dividend income.

Early in each year, you will receive a statement detailing the amount and nature of all dividends and capital gains that you were paid during the prior year. If you hold your investment at the firm where you purchased your fund shares, you will receive the statement from that firm. If you hold your shares directly with the fund, Nuveen will send you the statement. The tax status of your dividends is not affected by whether you reinvest your dividends or elect to receive them in cash.

Section 4    General Information

If you receive social security or railroad retirement benefits, you should consult your tax advisor about how an investment in a fund may affect the taxation of your benefits.

Each sale or exchange of fund shares may be a taxable event. When you exchange shares of one Nuveen Mutual Fund for shares of a different Nuveen Mutual Fund, the exchange is treated the same as a sale for tax purposes. A sale may result in capital gain or loss to you. The gain or loss generally will be treated as short-term if you held the shares for 12 months or less and long-term if you held the shares for more than 12 months at the time of disposition.

Please note that if you do not furnish us with your correct social security number or employer identification number, you fail to provide certain certifications to the fund, you fail to certify whether you are a U.S. citizen or a U.S. resident alien, or the Internal Revenue Service notifies the fund to withhold, federal law requires the fund to withhold federal income tax from your distributions and redemption proceeds at the applicable withholding rate.

Please consult the statement of additional information and your tax advisor for more information about taxes.

Buying or Selling Shares Close to a Record Date

Buying fund shares shortly before the record date for a taxable dividend is commonly known as “buying the dividend.” The entire dividend may be taxable to you even though a portion of the dividend effectively represents a return of your purchase price. Similarly, if you sell or exchange fund shares shortly before the record date for a tax-exempt dividend, a portion of the price you receive may be treated as a taxable capital gain even though it reflects tax-free income a fund has earned but not yet distributed.

Taxable Equivalent Yields

The taxable equivalent yield is the current yield you would need to earn on a taxable investment in order to equal a stated federal tax-free yield on a municipal investment. To assist you in comparing municipal investments like the funds with fully taxable alternative investments, the table below presents the taxable equivalent yields for a range of hypothetical federal tax-free yields and tax rates:

Taxable Equivalent of Tax-Free Yields	To Equal a Tax-Free Yield of:
	2.00%	3.00%	4.00%	5.00%
Tax Bracket:	A Taxable Investment Would Need to Yield:
25%	2.67%	4.00%	5.33%	6.67%
28%	2.78%	4.17%	5.56%	6.94%
33%	2.99%	4.48%	5.97%	7.46%
35%	3.08%	4.62%	6.15%	7.69%

The yields and tax rates shown above are hypothetical and do not predict your actual returns or effective tax rate. For more detailed information, see the statement of additional information or consult your tax advisor.

Nuveen serves as the selling agent and distributor of the funds’ shares. In this capacity, Nuveen manages the offering of the funds’ shares and is responsible for all sales and promotional activities. In order to reimburse

Section 4    General Information

Nuveen for its costs in connection with these activities, including compensation paid to financial intermediaries, each fund has adopted a distribution and service plan under Rule 12b-1 under the 1940 Act. See “How You Can Buy and Sell Shares—What Share Classes We Offer” for a description of the distribution and service fees paid under this plan.

Nuveen receives the distribution fee for Class B and Class C shares primarily for providing compensation to financial intermediaries, including Nuveen, in connection with the distribution of shares. Nuveen uses the service fee for Class A, Class B, and Class C shares to compensate financial intermediaries, including Nuveen, for providing ongoing account services to shareholders. These services may include establishing and maintaining shareholder accounts, answering shareholder inquiries, and providing other personal services to shareholders. These fees also compensate Nuveen for other expenses, including printing and distributing prospectuses to persons other than shareholders, and preparing, printing, and distributing advertising, sales literature and reports to shareholders used in connection with the sale of shares. Because these fees are paid out of the funds’ assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

In addition to the sales commissions and certain payments related to 12b-1 distribution and service fees paid by Nuveen to financial intermediaries as previously described, Nuveen may from time to time make additional payments, out of its own resources, to certain financial intermediaries that sell shares of Nuveen Mutual Funds in order to promote the sales and retention of fund shares by those firms and their customers. The amounts of these payments vary by financial intermediary firm and, with respect to a given firm, are typically calculated by reference to the amount of the firm’s recent gross sales of Nuveen Mutual Fund shares and/or total assets of Nuveen Mutual Funds held by the firm’s customers. The level of payments that Nuveen is willing to provide to a particular financial intermediary firm may be affected by, among other factors, the firm’s total assets held in and recent net investments into Nuveen Mutual Funds, the firm’s level of participation in Nuveen Mutual Fund sales and marketing programs, the firm’s compensation program for its registered representatives who sell fund shares and provide services to fund shareholders, and the asset class of the Nuveen Mutual Funds for which these payments are provided. For 2008, these payments in the aggregate were approximately 0.025% to 0.035% of the assets in the Nuveen Mutual Funds, although payments to particular financial intermediaries can be significantly higher. The statement of additional information contains additional information about these payments including the names of the firms to which payments are made. Nuveen may also make payments to financial intermediaries in connection with sales meetings, due diligence meetings, prospecting seminars and other meetings at which Nuveen promotes its products and services.

In connection with the availability of Nuveen Mutual Funds within selected mutual fund no-transaction fee institutional platforms and fee-based wrap programs (together, “Platform Programs”) at certain financial intermediaries, Nuveen also makes payments out of its own assets to those firms as compensation for certain recordkeeping, shareholder communications and other account administration services provided to Nuveen Mutual Fund shareholders who own their fund shares in these Platform Programs. These payments are in addition to the 12b-1 service fee and any applicable omnibus sub-accounting fees paid to these firms with respect to these services by the Nuveen Mutual Funds out of fund assets.

Section 4    General Information

The price you pay for your shares is based on each fund’s net asset value per share, which is determined as of the close of trading (normally 4:00 p.m. New York time) on each day the NYSE is open for business. Net asset value is calculated for each class of each fund by taking the value of the class’ total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share. All valuations are subject to review by the funds’ Board of Trustees or its delegate.

In determining net asset value, expenses are accrued and applied daily, and securities and other assets for which market quotations are available are valued daily at market value. The prices of fixed income securities are provided by a pricing service and are based on the mean between the bid and asked price. When price quotes are not readily available, which is typically the case for municipal bonds, the pricing service establishes a security’s fair value based on various factors, including prices of comparable fixed income securities utilizing a matrix pricing system. Due to the subjective and variable nature of fair value pricing, it is possible that the fair value determined for a particular security may be different from the value realized upon the sale of the security.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Board of Trustees or its delegate at fair value. These securities generally include but are not limited to: restricted securities (securities that may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of net asset value; a security with respect to which an event has occurred that is likely to make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security’s “fair value.” As a general principle, the current “fair value” of a security would be the amount that the owner might reasonably expect to receive for it upon its current sale. A variety of factors may be considered in determining the fair value of such securities. See the statement of additional information for details.

The funds are intended for long-term investment, and should not be used for excessive trading. Excessive trading in the funds’ shares can disrupt portfolio management, lead to higher operating costs, and cause other operating inefficiencies for the funds. However, the funds are also mindful that shareholders may have valid reasons for periodically purchasing and redeeming fund shares.

Accordingly, the funds have adopted a Frequent Trading Policy that seeks to balance the funds’ need to prevent excessive trading in fund shares while offering investors the flexibility in managing their financial affairs to make periodic purchases and redemptions of fund shares.

Section 4    General Information

The funds’ Frequent Trading Policy generally limits an investor to four “round trip” trades in a 12-month period. A “round trip” is the purchase and subsequent redemption of fund shares, including by exchange. Each side of a round trip may be comprised of either a single transaction or a series of closely-spaced transactions. The funds may also suspend the trading privileges of any investor who makes a round trip within a 30-day period if the purchase and redemption are of substantially similar dollar amounts and represent at least 25% of the value of the investor’s account.

The funds primarily receive share purchase and redemption orders through third-party financial intermediaries, some of whom rely on the use of omnibus accounts. An omnibus account typically includes multiple investors and provides the funds only with a net purchase or redemption amount on any given day where multiple purchases, redemptions and exchanges of shares occur in the account. The identity of individual purchasers, redeemers and exchangers whose orders are aggregated in omnibus accounts, and the size of their orders, will generally not be known by the funds. Despite the funds’ efforts to detect and prevent frequent trading, the funds may be unable to identify frequent trading because the netting effect in omnibus accounts often makes it more difficult to identify frequent traders. Nuveen, the funds’ distributor, has entered into agreements with financial intermediaries that maintain omnibus accounts with the funds’ transfer agent. Under the terms of these agreements, the financial intermediaries undertake to cooperate with Nuveen in monitoring purchase, exchange and redemption orders by their customers in order to detect and prevent frequent trading in the funds through such accounts. Technical limitations in operational systems at such intermediaries or at Nuveen may also limit the funds’ ability to detect and prevent frequent trading. In addition, the funds may permit certain financial intermediaries, including broker-dealer and retirement plan administrators, among others, to enforce their own internal policies and procedures concerning frequent trading. Such policies may differ from the funds’ Frequent Trading Policy and may be approved for use in instances where the funds reasonably believe that the intermediary’s policies and procedures effectively discourage inappropriate trading activity. Shareholders holding their accounts with such intermediaries may wish to contact the intermediary for information regarding its frequent trading policy. Although the funds do not knowingly permit frequent trading, they cannot guarantee that they will be able to identify and restrict all frequent trading activity.

The funds reserve the right in their sole discretion to waive unintentional or minor violations (including transactions below certain dollar thresholds) if they determine that doing so would not harm the interests of fund shareholders. In addition, certain categories of redemptions may be excluded from the application of the Frequent Trading Policy, as described in more detail in the statement of additional information. These include, among others, redemptions pursuant to systematic withdrawals plans, redemptions in connection with the total disability or death of the investor, involuntary redemptions by operation of law, redemptions in payment of account or plan fees, and certain redemptions by retirements plans, including redemptions in connection with qualifying loans or hardship withdrawals, termination of plan participation, return of excess contributions, and required minimum distributions. The funds may also modify or suspend the Frequent Trading Policy without notice during periods of market stress or other unusual circumstances.

Section 4    General Information

The funds reserve the right to impose restrictions on purchases or exchanges that are more restrictive than those stated above if they determine, in their sole discretion, that a transaction or a series of transactions involves market timing or excessive trading that may be detrimental to fund shareholders. The funds also reserve the right to reject any purchase order, including exchange purchases, for any reason. For example, a fund may refuse purchase orders if the fund would be unable to invest the proceeds from the purchase order in accordance with the fund’s investment policies and/or objectives, or if the fund would be adversely affected by the size of the transaction, the frequency of trading in the account or various other factors. For more information about the funds’ Frequent Trading Policy and its enforcement, see “Purchase and Redemption of Fund Shares—Frequent Trading Policy” in the statement of additional information.

The custodian of the assets of the funds is State Street Bank & Trust Company, P.O. Box 5043, Boston, Massachusetts 02206-5043. The custodian also provides certain accounting services to the funds. The funds’ transfer, shareholder services and dividend paying agent, Boston Financial Data Services, Inc., P.O. Box 8530, Boston, Massachusetts 02266-8530, performs bookkeeping, data processing and administrative services for the maintenance of shareholder accounts.

Section 4    General Information

Section 5    Financial Highlights

The financial highlights table is intended to help you understand each fund’s financial performance for the past five fiscal years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a fund (assuming reinvestment of all dividends and distributions). The information for each of the last five fiscal years has been audited by PricewaterhouseCoopers LLP, whose report for the most recent fiscal year, along with each fund’s financial statements, are included in the annual report, which is available upon request.

Nuveen Kansas Municipal Bond Fund

Class (Commencement Date)		Investment Operations			Less Distributions					Ratios/Supplemental Data
Year Ended May 31,	Beginning Net Asset Value	Net Investment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)	Ending Net Assets (000)	Ratios of Expenses to Average Net Assets(c)	Ratios of Net Investment Income to Average Net Assets(c)	Portfolio Turnover Rate

Class A (1/92)
2009	$10.23	$.43	$(.20)	$.23	$(.43)	$—	$(.43)	$10.03	2.62%	$110,130.85%		4.38%	13%
2008	10.40	.43	(.16)	.27	(.42)	(.02)	(.44)	10.23	2.70	94,259.87		4.12	16
2007	10.38	.42	.01	.43	(.41)	—	(.41)	10.40	4.22	97,477.85		4.03	22
2006	10.66	.42	(.29)	.13	(.41)	—	(.41)	10.38	1.28	100,128.86		4.02	18
2005	10.20	.44	.46	.90	(.44)	—	(.44)	10.66	8.95	97,861.88		4.17	21

Class B (2/97)
2009	10.14	.35	(.20)	.15	(.35)	—	(.35)	9.94	1.82	3,389	1.60	3.62	13
2008	10.31	.35	(.16)	.19	(.34)	(.02)	(.36)	10.14	1.95	4,721	1.62	3.37	16
2007	10.30	.34	.01	.35	(.34)	—	(.34)	10.31	3.38	5,840	1.61	3.28	22
2006	10.58	.34	(.28)	.06	(.34)	—	(.34)	10.30	.54	7,379	1.61	3.26	18
2005	10.12	.36	.46	.82	(.36)	—	(.36)	10.58	8.21	10,031	1.63	3.42	21

Class C (2/97)
2009	10.23	.38	(.21)	.17	(.37)	—	(.37)	10.03	2.05	25,570	1.40	3.83	13
2008	10.40	.37	(.15)	.22	(.37)	(.02)	(.39)	10.23	2.17	21,090	1.42	3.57	16
2007	10.38	.37	.01	.38	(.36)	—	(.36)	10.40	3.69	21,767	1.40	3.48	22
2006	10.67	.37	(.30)	.07	(.36)	—	(.36)	10.38	.67	22,736	1.41	3.47	18
2005	10.21	.38	.46	.84	(.38)	—	(.38)	10.67	8.39	22,836	1.43	3.62	21

Class I (2/97)(d)
2009	10.27	.45	(.20)	.25	(.45)	—	(.45)	10.07	2.82	5,069.65		4.58	13
2008	10.45	.45	(.16)	.29	(.45)	(.02)	(.47)	10.27	2.83	4,293.67		4.31	16
2007	10.42	.45	.02	.47	(.44)	—	(.44)	10.45	4.54	3,264.65		4.23	22
2006	10.71	.45	(.30)	.15	(.44)	—	(.44)	10.42	1.41	1,560.66		4.22	18
2005	10.24	.46	.47	.93	(.46)	—	(.46)	10.71	9.26	1,449.68		4.37	21

(a)	Per share Net Investment Income is calculated using the average daily shares method.

(b)	Total Return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total Return is not annualized.

(c)	After expense reimbursement from NAM, where applicable.

(d)	Effective May 1, 2008, Class R shares were renamed Class I shares.

Section 5    Financial Highlights

Nuveen Kentucky Municipal Bond Fund

Class (Commencement Date)		Investment Operations			Less Distributions					Ratios/Supplemental Data
Year Ended May 31,	Beginning Net Asset Value	Net Investment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)	Ending Net Assets (000)	Ratios of Expenses to Average Net Assets(c)(d)	Ratios of Net Investment Income to Average Net Assets(c)	Portfolio Turnover Rate

Class A (5/87)
2009	$10.78	$.44	$(.32)	$.12	$(.44)	$(.07)	$(.51)	$10.39	1.33%	$346,849.85%		4.28%	19%
2008	10.96	.44	(.16)	.28	(.44)	(.02)	(.46)	10.78	2.63	362,734.89		4.04	8
2007	10.96	.44	.03	.47	(.45)	(.02)	(.47)	10.96	4.35	392,262.90		4.00	9
2006	11.30	.46	(.30)	.16	(.46)	(.04)	(.50)	10.96	1.38	398,636.82		4.09	13
2005	10.88	.48	.43	.91	(.48)	(.01)	(.49)	11.30	8.51	427,106.83		4.35	15

Class B (2/97)
2009	10.79	.36	(.32)	.04	(.36)	(.07)	(.43)	10.40	.56	7,289	1.60	3.52	19
2008	10.97	.36	(.17)	.19	(.35)	(.02)	(.37)	10.79	1.85	9,685	1.64	3.29	8
2007	10.97	.36	.03	.39	(.37)	(.02)	(.39)	10.97	3.56	13,466	1.65	3.26	9
2006	11.31	.37	(.30)	.07	(.37)	(.04)	(.41)	10.97	.62	18,388	1.57	3.34	13
2005	10.88	.40	.44	.84	(.40)	(.01)	(.41)	11.31	7.80	21,216	1.57	3.60	15

Class C (10/93)
2009	10.79	.38	(.33)	.05	(.38)	(.07)	(.45)	10.39	.64	47,428	1.40	3.73	19
2008	10.96	.38	(.15)	.23	(.38)	(.02)	(.40)	10.79	2.15	46,588	1.44	3.49	8
2007	10.96	.38	.02	.40	(.38)	(.02)	(.40)	10.96	3.73	46,650	1.45	3.45	9
2006	11.29	.39	(.29)	.10	(.39)	(.04)	(.43)	10.96	.88	45,919	1.37	3.54	13
2005	10.87	.42	.43	.85	(.42)	(.01)	(.43)	11.29	7.91	46,160	1.37	3.80	15

Class I (2/97)(e)
2009	10.79	.46	(.33)	.13	(.46)	(.07)	(.53)	10.39	1.41	3,394.65		4.48	19
2008	10.96	.46	(.15)	.31	(.46)	(.02)	(.48)	10.79	2.90	2,891.69		4.24	8
2007	10.96	.47	.02	.49	(.47)	(.02)	(.49)	10.96	4.52	3,069.70		4.20	9
2006	11.29	.48	(.30)	.18	(.47)	(.04)	(.51)	10.96	1.64	2,451.62		4.29	13
2005	10.87	.51	.42	.93	(.50)	(.01)	(.51)	11.29	8.70	1,581.63		4.54	15

(a)	Per share Net Investment Income is calculated using the average daily shares method.

(b)	Total Return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total Return is not annualized.

(c)	After expense reimbursement from NAM, where applicable.

(d)	The Ratios of Expenses to Average Net Assets include the effect of interest deemed to have been paid by the fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the fund as follows:

Interest Expense on Inverse Floaters
2009	.03%
2008	.06
2007	.08
2006	—
2005	—

(e)	Effective May 1, 2008, Class R shares were renamed Class I shares.

Section 5    Financial Highlights

Nuveen Michigan Municipal Bond Fund

Class (Commencement Date)		Investment Operations			Less Distributions					Ratios/Supplemental Data
Year Ended May 31,	Beginning Net Asset Value	Net Investment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)	Ending Net Assets (000)	Ratios of Expenses to Average Net Assets(c)(d)	Ratios of Net Investment Income to Average Net Assets(c)	Portfolio Turnover Rate

Class A (6/85)
2009	$11.15	$.47	$(.32)	$.15	$(.46)	$(.01)	$(.47)	$10.83	1.59%	$151,852.86%		4.45%	9%
2008	11.41	.47	(.23)	.24	(.47)	(.03)	(.50)	11.15	2.17	159,696.86		4.14	14
2007	11.45	.47	.07	.54	(.48)	(.10)	(.58)	11.41	4.70	169,395.91		4.09	12
2006	11.89	.49	(.32)	.17	(.48)	(.13)	(.61)	11.45	1.48	170,278.86		4.16	11
2005	11.45	.51	.45	.96	(.51)	(.01)	(.52)	11.89	8.48	181,302.86		4.32	16

Class B (2/97)
2009	11.17	.40	(.32)	.08	(.38)	(.01)	(.39)	10.86	.94	2,858	1.61	3.70	9
2008	11.43	.38	(.22)	.16	(.39)	(.03)	(.42)	11.17	1.41	4,080	1.61	3.40	14
2007	11.48	.39	.05	.44	(.39)	(.10)	(.49)	11.43	3.85	4,845	1.67	3.35	12
2006	11.92	.40	(.32)	.08	(.39)	(.13)	(.52)	11.48	.71	6,794	1.61	3.41	11
2005	11.47	.42	.46	.88	(.42)	(.01)	(.43)	11.92	7.73	8,938	1.61	3.57	16

Class C (6/93)
2009	11.15	.42	(.33)	.09	(.40)	(.01)	(.41)	10.83	1.04	32,068	1.41	3.90	9
2008	11.40	.41	(.23)	.18	(.40)	(.03)	(.43)	11.15	1.67	35,814	1.41	3.59	14
2007	11.44	.41	.06	.47	(.41)	(.10)	(.51)	11.40	4.11	37,779	1.46	3.54	12
2006	11.88	.42	(.32)	.10	(.41)	(.13)	(.54)	11.44	.91	38,141	1.41	3.61	11
2005	11.43	.44	.46	.90	(.44)	(.01)	(.45)	11.88	7.98	38,386	1.41	3.77	16

Class I (2/97)(e)
2009	11.15	.50	(.32)	.18	(.49)	(.01)	(.50)	10.83	1.82	18,297.66		4.65	9
2008	11.41	.49	(.23)	.26	(.49)	(.03)	(.52)	11.15	2.39	19,100.66		4.34	14
2007	11.45	.50	.06	.56	(.50)	(.10)	(.60)	11.41	4.92	20,351.71		4.29	12
2006	11.89	.51	(.32)	.19	(.50)	(.13)	(.63)	11.45	1.69	21,871.66		4.36	11
2005	11.45	.53	.45	.98	(.53)	(.01)	(.54)	11.89	8.70	23,675.66		4.52	16

(a)	Per share Net Investment Income is calculated using the average daily shares method.

(b)	Total Return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total Return is not annualized.

(c)	After expense reimbursement from NAM, where applicable.

(d)	The Ratios of Expenses to Average Net Assets include the effect of interest deemed to have been paid by the fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the fund as follows:

Interest Expense on Inverse Floaters
2009	—%
2008	.01
2007	.07
2006	—
2005	—

(e)	Effective May 1, 2008, Class R shares were renamed Class I shares.

Section 5    Financial Highlights

Nuveen Missouri Municipal Bond Fund

Class (Commencement Date)		Investment Operations			Less Distributions					Ratios/Supplemental Data
Year Ended May 31,	Beginning Net Asset Value	Net Investment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)	Ending Net Assets (000)	Ratios of Expenses to Average Net Assets(c)(d)	Ratios of Net Investment Income to Average Net Assets(c)	Portfolio Turnover Rate

Class A (8/87)
2009	$10.73	$.47	$(.56)	$(.09)	$(.45)	$(.05)	$(.50)	$10.14	(.52)%	$183,868.86%		4.68%	12%
2008	11.03	.45	(.28)	.17	(.45)	(.02)	(.47)	10.73	1.59	195,691.87		4.16	14
2007	10.98	.46	.05	.51	(.45)	(.01)	(.46)	11.03	4.66	227,412.88		4.13	16
2006	11.25	.47	(.26)	.21	(.48)	—	(.48)	10.98	1.88	231,378.83		4.23	12
2005	10.78	.48	.47	.95	(.48)	—	(.48)	11.25	8.97	232,171.84		4.35	16

Class B (2/97)
2009	10.74	.39	(.55)	(.16)	(.38)	(.05)	(.43)	10.15	(1.26)	3,533	1.61	3.90	12
2008	11.04	.37	(.28)	.09	(.37)	(.02)	(.39)	10.74	.81	5,785	1.62	3.41	14
2007	10.99	.38	.05	.43	(.37)	(.01)	(.38)	11.04	3.87	7,351	1.63	3.38	16
2006	11.26	.39	(.27)	.12	(.39)	—	(.39)	10.99	1.12	8,570	1.58	3.48	12
2005	10.79	.40	.47	.87	(.40)	—	(.40)	11.26	8.15	9,197	1.58	3.60	16

Class C (2/94)
2009	10.72	.41	(.55)	(.14)	(.40)	(.05)	(.45)	10.13	(1.06)	22,120	1.41	4.13	12
2008	11.02	.39	(.28)	.11	(.39)	(.02)	(.41)	10.72	1.03	21,541	1.42	3.61	14
2007	10.97	.40	.05	.45	(.39)	(.01)	(.40)	11.02	4.10	21,263	1.43	3.58	16
2006	11.24	.41	(.26)	.15	(.42)	—	(.42)	10.97	1.34	21,387	1.38	3.68	12
2005	10.77	.42	.47	.89	(.42)	—	(.42)	11.24	8.39	19,955	1.39	3.80	16

Class I (2/97)(e)
2009	10.73	.49	(.55)	(.06)	(.48)	(.05)	(.53)	10.14	(.29)	6,224.67		4.90	12
2008	11.03	.47	(.28)	.19	(.47)	(.02)	(.49)	10.73	1.81	2,657.68		4.36	14
2007	10.99	.48	.04	.52	(.47)	(.01)	(.48)	11.03	4.79	2,169.68		4.31	16
2006	11.26	.49	(.26)	.23	(.50)	—	(.50)	10.99	2.10	895.63		4.44	12
2005	10.79	.50	.47	.97	(.50)	—	(.50)	11.26	9.20	561.64		4.54	16

(a)	Per share Net Investment Income is calculated using the average daily shares method.

(b)	Total Return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total Return is not annualized.

(c)	After expense reimbursement from NAM, where applicable.

(d)	The Ratios of Expenses to Average Net Assets include the effect of interest deemed to have been paid by the fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the fund as follows:

Interest Expense on Inverse Floaters
2009	.02%
2008	.03
2007	.04
2006	—
2005	—

(e)	Effective May 1, 2008, Class R shares were renamed Class I shares.

Section 5    Financial Highlights

Nuveen Ohio Municipal Bond Fund

Class (Commencement Date)		Investment Operations			Less Distributions					Ratios/Supplemental Data
Year Ended May 31,	Beginning Net Asset Value	Net Investment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)	Ending Net Assets (000)	Ratios of Expenses to Average Net Assets(c)(d)	Ratios of Net Investment Income to Average Net Assets(c)	Portfolio Turnover Rate

Class A (6/85)
2009	$10.99	$.47	$(.19)	$.28	$(.46)	$(.04)	$(.50)	$10.77	2.75%	$321,253.84%		4.40%	9%
2008	11.25	.46	(.19)	.27	(.46)	(.07)	(.53)	10.99	2.47	338,770.93		4.16	20
2007	11.27	.47	.01	.48	(.47)	(.03)	(.50)	11.25	4.30	346,298.98		4.11	10
2006	11.65	.48	(.34)	.14	(.48)	(.04)	(.52)	11.27	1.30	348,198.83		4.21	13
2005	11.17	.51	.48	.99	(.51)	—	(.51)	11.65	9.00	358,529.84		4.43	11

Class B (2/97)
2009	10.97	.39	(.19)	.20	(.38)	(.04)	(.42)	10.75	1.97	7,790	1.58	3.64	9
2008	11.24	.38	(.21)	.17	(.37)	(.07)	(.44)	10.97	1.61	11,577	1.67	3.42	20
2007	11.25	.38	.02	.40	(.38)	(.03)	(.41)	11.24	3.64	16,125	1.73	3.36	10
2006	11.64	.40	(.35)	.05	(.40)	(.04)	(.44)	11.25	.47	20,504	1.58	3.45	13
2005	11.16	.42	.48	.90	(.42)	—	(.42)	11.64	8.22	25,621	1.58	3.69	11

Class C (8/93)
2009	10.96	.41	(.19)	.22	(.40)	(.04)	(.44)	10.74	2.19	52,693	1.39	3.85	9
2008	11.22	.40	(.19)	.21	(.40)	(.07)	(.47)	10.96	1.93	50,642	1.48	3.61	20
2007	11.24	.40	.02	.42	(.41)	(.03)	(.44)	11.22	3.77	49,084	1.53	3.56	10
2006	11.63	.42	(.35)	.07	(.42)	(.04)	(.46)	11.24	.68	46,325	1.38	3.66	13
2005	11.15	.45	.48	.93	(.45)	—	(.45)	11.63	8.45	45,791	1.38	3.88	11

Class I (2/97)(e)
2009	10.97	.49	(.19)	.30	(.48)	(.04)	(.52)	10.75	2.99	109,553.64		4.60	9
2008	11.24	.49	(.21)	.28	(.48)	(.07)	(.55)	10.97	2.60	116,718.73		4.36	20
2007	11.25	.49	.02	.51	(.49)	(.03)	(.52)	11.24	4.53	125,050.78		4.31	10
2006	11.64	.50	(.34)	.16	(.51)	(.04)	(.55)	11.25	1.51	128,133.63		4.41	13
2005	11.16	.53	.48	1.01	(.53)	—	(.53)	11.64	9.24	139,017.64		4.64	11

(a)	Per share Net Investment Income is calculated using the average daily shares method.

(b)	Total Return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total Return is not annualized.

(c)	After expense reimbursement from NAM, where applicable.

(d)	The Ratios of Expenses to Average Net Assets include the effect of interest deemed to have been paid by the fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the fund as follows:

Interest Expense on Inverse Floaters
2009	—%
2008	.09
2007	.15
2006	—
2005	—

(e)	Effective May 1, 2008, Class R shares were renamed Class I shares.

Section 5    Financial Highlights

Nuveen Wisconsin Municipal Bond Fund

Class (Commencement Date)		Investment Operations			Less Distributions					Ratios/Supplemental Data
Year Ended May 31,	Beginning Net Asset Value	Net Investment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)	Ending Net Assets (000)	Ratios of Expenses to Average Net Assets(c)	Ratios of Net Investment Income to Average Net Assets(c)	Portfolio Turnover Rate

Class A (6/94)
2009	$10.09	$.39	$(.14)	$.25	$(.38)	$(.01)	$(.39)	$9.95	2.61%	$46,933.89%		4.02%	12%
2008	10.24	.38	(.13)	.25	(.38)	(.02)	(.40)	10.09	2.51	50,640.88		3.72	3
2007	10.20	.39	.06	.45	(.39)	(.02)	(.41)	10.24	4.46	42,279.90		3.78	10
2006	10.54	.40	(.28)	.12	(.41)	(.05)	(.46)	10.20	1.11	36,624.92		3.84	11
2005	10.16	.42	.37	.79	(.41)	—	(.41)	10.54	7.94	36,325.92		3.99	15

Class B (2/97)
2009	10.12	.32	(.16)	.16	(.30)	(.01)	(.31)	9.97	1.74	1,598	1.63	3.27	12
2008	10.26	.30	(.11)	.19	(.31)	(.02)	(.33)	10.12	1.82	2,174	1.63	2.98	3
2007	10.22	.32	.05	.37	(.31)	(.02)	(.33)	10.26	3.67	2,464	1.65	3.04	10
2006	10.57	.32	(.29)	.03	(.33)	(.05)	(.38)	10.22	.26	3,295	1.67	3.09	11
2005	10.18	.34	.39	.73	(.34)	—	(.34)	10.57	7.25	4,600	1.67	3.24	15

Class C (2/97)
2009	10.11	.34	(.16)	.18	(.32)	(.01)	(.33)	9.96	1.93	6,907	1.44	3.46	12
2008	10.26	.32	(.12)	.20	(.33)	(.02)	(.35)	10.11	1.96	6,512	1.43	3.17	3
2007	10.23	.34	.05	.39	(.34)	(.02)	(.36)	10.26	3.91	5,975	1.45	3.24	10
2006	10.57	.35	(.29)	.06	(.35)	(.05)	(.40)	10.23	.49	5,422	1.47	3.29	11
2005	10.18	.36	.39	.75	(.36)	—	(.36)	10.57	7.47	4,797	1.47	3.44	15

Class I (2/97)(d)
2009	10.12	.41	(.15)	.26	(.40)	(.01)	(.41)	9.97	2.72	1,573.69		4.20	12
2008	10.28	.40	(.13)	.27	(.41)	(.02)	(.43)	10.12	2.64	1,506.68		3.92	3
2007	10.25	.42	.04	.46	(.41)	(.02)	(.43)	10.28	4.59	1,031.69		3.97	10
2006	10.59	.42	(.28)	.14	(.43)	(.05)	(.48)	10.25	1.34	202.72		4.04	11
2005	10.20	.44	.39	.83	(.44)	—	(.44)	10.59	8.25	63.72		4.21	15

(a)	Per share Net Investment Income is calculated using the average daily shares method.

(b)	Total Return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total Return is not annualized.

(c)	After expense reimbursement from NAM, where applicable.

(d)	Effective May 1, 2008, Class R shares were renamed Class I shares.

Section 5    Financial Highlights

Section 6    Glossary of Investment Terms

•

Derivatives: Financial instruments whose performance is derived from the performance of an underlying asset, security or index. Derivatives involve the trading of rights or obligations based on the underlying product. They are used to hedge risk, to exchange a floating rate of return for fixed rate of return or to gain investment exposure. Derivatives include futures, options and swaps, among other instruments.

•

Futures: A derivative contract obligating the buyer to purchase an asset or the seller to sell an asset at a predetermined future date and price. Futures contracts detail the quality and quantity of the underlying asset; they are standardized to facilitate trading on a futures exchange.

•

Options: A derivative investment that gives the buyer the right to buy or to sell shares of a specified stock at a specified price on or before a given date. There are also options on currencies and other financial assets.

•

Swaps: A derivative contract in which two parties agree to exchange one stream of cash flows for another stream. The swap agreement defines the dates when the cash flows will be paid and how the cash flows are calculated.

Section 6    Glossary of Investment Terms

Nuveen Mutual Funds

Nuveen offers a variety of mutual funds designed to help you reach your financial goals. The funds below are grouped by category.

Municipal

All-American

High Yield Muni Bond

Insured

Intermediate Duration

Limited Term

Arizona

California

California High Yield

California Insured

Colorado

Connecticut

Florida Preference

Georgia

Kansas

Kentucky

Louisiana

Maryland

Massachusetts

Massachusetts Insured

Michigan

Missouri

New Jersey

New Mexico

New York

New York Insured

North Carolina

Ohio

Pennsylvania

Tennessee

Virginia

Wisconsin

Taxable Fixed Income

High Yield Bond

Multi-Strategy Income

Preferred Securities

Short Duration Bond

Value

Multi-Manager Large-Cap Value

NWQ Large-Cap Value

NWQ Multi-Cap Value

NWQ Small-Cap Value

NWQ Small/Mid-Cap Value

Symphony Large-Cap Value

Tradewinds Value Opportunities

Global/International

Symphony International Equity

Tradewinds Global All-Cap

Tradewinds Global Resources

Tradewinds International Value

Growth

Santa Barbara Growth

Santa Barbara Growth Opportunities

Symphony Large-Cap Growth

Winslow Large-Cap Growth

Core

Santa Barbara Dividend Growth

Symphony All-Cap Core

Symphony Mid-Cap Core

Symphony Optimized Alpha

Symphony Small-Mid Cap Core

Asset Allocation

Conservative Allocation

Growth Allocation

Moderate Allocation

Quantitative

Enhanced Core Equity

Enhanced Mid-Cap

Several additional sources of information are available to you, including the codes of ethics adopted by the funds, Nuveen, and NAM. The statement of additional information, incorporated by reference into this prospectus, contains detailed information on the policies and operation of the funds included in this prospectus. Additional information about the funds’ investments is available in the annual and semi-annual reports to shareholders. In the funds’ annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the funds’ performance during their last fiscal year. The funds’ most recent statement of additional information, annual and semi-annual reports are available, free of charge, by calling Nuveen at (800) 257-8787, on the funds’ website at www.nuveen.com, or through your financial advisor.

You may also obtain this and other fund information directly from the Securities and Exchange Commission (“SEC”). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Room at 100 F Street, NE, Washington, D.C. 20549-0102.

The funds are series of Nuveen Multistate Trust IV, whose Investment Company Act file number is 811-07751.

Distributed by Nuveen Investments, LLC 333 West Wacker Drive Chicago, Illinois 60606 (800) 257-8787 www.nuveen.com

MPR-MS6-0909D NA

September 30, 2009

NUVEEN MULTISTATE TRUST IV

Nuveen Kansas Municipal Bond Fund

Ticker Symbols: Class A—FKSTX, Class B—FBKSX, Class C—FCKSX, Class I—FRKSX

Nuveen Kentucky Municipal Bond Fund

Ticker Symbols: Class A—FKYTX, Class B—FKYBX, Class C—FKYCX, Class I—FKYRX

Nuveen Michigan Municipal Bond Fund

Ticker Symbols: Class A—FMITX, Class B—FMIBX, Class C—FLMCX, Class I—FMMIX

Nuveen Missouri Municipal Bond Fund

Ticker Symbols: Class A—FMOTX, Class B—FMMBX, Class C—FMOCX, Class I—FMMRX

Nuveen Ohio Municipal Bond Fund

Ticker Symbols: Class A—FOHTX, Class B—FOHBX, Class C—FOHCX, Class I—NXOHX

Nuveen Wisconsin Municipal Bond Fund

Ticker Symbols: Class A—FWIAX, Class B—FWIBX, Class C—FWICX, Class I—FWIRX

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information is not a prospectus. The Prospectus may be obtained without charge from certain securities representatives, banks, and other financial institutions that have entered into sales agreements with Nuveen Investments, LLC, (“Nuveen”), or from the Funds, by written request to the applicable Fund, c/o Nuveen Investor Services, P.O. Box 8530, Boston, Massachusetts 02266-8530, or by calling (800) 257-8787. This Statement of Additional Information relates to, and should be read in conjunction with, the Prospectus for the Funds dated September 30, 2009.

The audited financial statements for each Fund’s most recent fiscal year appear in the Fund’s Annual Report dated May 31, 2009; each is incorporated herein by reference and is available without charge by calling (800) 257-8787.

THE TRUST

The Nuveen Multistate Trust IV (the “Trust”), formerly Nuveen Flagship Multistate Trust IV, is an open-end management series investment company organized as a Massachusetts business trust on July 1, 1996. Each of the Funds is an open-end management investment company organized as a series of the Trust. The Trust is an open-end management series company under Rule 18f-2 of the Investment Company Act of 1940 as amended (the “1940 Act”). Each Fund is a separate series issuing its own shares. The Trust currently has six series: the Nuveen Kansas Municipal Bond Fund (formerly Nuveen Flagship Kansas Municipal Bond Fund and prior to that, Flagship Kansas Triple Tax Exempt Fund, a series of the Flagship Tax Exempt Funds Trust); the Nuveen Kentucky Municipal Bond Fund (formerly Nuveen Flagship Kentucky Municipal Bond Fund and prior to that, Flagship Kentucky Triple Tax Exempt Fund, a series of the Flagship Tax Exempt Funds Trust); the Nuveen Michigan Municipal Bond Fund (formerly Nuveen Flagship Michigan Municipal Bond Fund and prior to that, Flagship Michigan Triple Tax Exempt Fund, a series of the Flagship Tax Exempt Funds Trust); the Nuveen Missouri Municipal Bond Fund (formerly Nuveen Flagship Missouri Municipal Bond Fund and prior to that, Flagship Missouri Double Tax Exempt Fund, a series of the Flagship Tax Exempt Funds Trust); the Nuveen Ohio Municipal Bond Fund (formerly Nuveen Flagship Ohio Municipal Bond Fund and prior to that, Flagship Ohio Double Tax Exempt Fund, a series of the Flagship Tax Exempt Funds Trust); and the Nuveen Wisconsin Municipal Bond Fund (formerly Nuveen Flagship Wisconsin Municipal Bond Fund and prior to that, Flagship Wisconsin Double Tax Exempt Fund, a series of the Flagship Tax Exempt Funds Trust). Certain matters under the 1940 Act that must be submitted to a vote of the holders of the outstanding voting securities of a series company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting securities of each Fund affected by such matter.

The Trust is an entity of the type commonly known as a “Massachusetts business trust.” Under Massachusetts law, shareholders of a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Trust’s Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust further provides for indemnification out of the assets and property of the Trust for all loss and expense of any shareholder personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations. The Trust believes the likelihood of these circumstances is remote.

INVESTMENT POLICIES AND INVESTMENT PORTFOLIO

Investment Policies

The investment objective and certain fundamental investment policies of each Fund are described in the Prospectus. Each Fund, as a fundamental policy, may not, without the approval of the holders of a majority of the shares of that Fund:

(1) Invest in securities other than Municipal Obligations and short-term securities, as described in the Prospectus, except each Fund may invest up to 5% of its assets in tax-exempt or taxable fixed-income or equity securities for the purpose of acquiring control of an issuer whose municipal bonds (a) the Fund already owns and (b) have deteriorated or are expected shortly to deteriorate significantly in credit quality, provided Nuveen Asset Management (“NAM”) determines such investment should enable the Fund to better maximize its existing investment in such issuer. Municipal Obligations are municipal bonds that pay interest that is exempt from regular federal, state and, in some cases, local income taxes.

(2) Invest more than 5% of its total assets in securities of any one issuer, except this limitation shall not apply to securities of the U.S. Government, and to the investment of 25% of such Fund’s assets. This limitation shall not apply to the Kansas Municipal Bond Fund and the Wisconsin Municipal Bond Fund.

(3) Borrow money except as permitted by the 1940 Act and exemptive orders granted thereunder.

(4) Pledge, mortgage or hypothecate its assets, except that, to secure borrowings permitted by subparagraph (3) above, it may pledge securities having a market value at the time of pledge not exceeding 10% of the value of the Fund’s total assets.

(5) Issue senior securities as defined in the 1940 Act, except to the extent such issuance might be involved with respect to borrowings described under item (3) above or with respect to transactions involving futures contracts or the writing of options within the limits described in the Prospectus and this Statement of Additional Information.

(6) Underwrite any issue of securities, except to the extent that the purchase or sale of Municipal Obligations in accordance with its investment objective, policies and limitations, may be deemed to be an underwriting.

(7) Purchase or sell real estate, but this shall not prevent any Fund from investing in Municipal Obligations secured by real estate or interests therein or foreclosing upon and selling such security.

(8) Purchase or sell commodities or commodities contracts or oil, gas or other mineral exploration or development programs, except for transactions involving futures contracts within the limits described in the Prospectus and this Statement of Additional Information.

(9) Make loans except as permitted by the 1940 Act and exemptive orders granted thereunder.

(10) Make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions.

(11) Write or purchase put or call options, except to the extent that the purchase of a stand-by commitment may be considered the purchase of a put, and except for transactions involving options within the limits described in the Prospectus and this Statement of Additional Information.

(12) Invest more than 25% of its total assets in securities of issuers in any one industry; provided, however, that such limitations shall not be applicable to Municipal Obligations issued by governments or political subdivisions of governments, and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

(13) Purchase or retain the securities of any issuer other than the securities of the Fund if, to the Fund’s knowledge, those trustees of the Trust, or those officers and directors of NAM, who individually own beneficially more than 1/2 of 1% of the outstanding securities of such issuer, together own beneficially more than 5% of such outstanding securities.

For the purpose of applying the limitations set forth in paragraphs (2) and (12) above, an issuer shall be deemed the sole issuer of a security when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a non-governmental user, such as an industrial corporation or a privately owned or operated hospital, if the security is backed only by the assets and revenues of the non-governmental user, then such non-governmental user would be deemed to be the sole issuer. Where a security is also backed by the enforceable obligation of a superior or unrelated governmental entity or other entity (other than a bond insurer), it shall also be included in the computation of securities owned that are issued by such governmental or other entity.

Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. Where a security is insured by bond insurance, it shall not be considered a security issued or guaranteed by the insurer; instead the issuer of such security will be determined in accordance with the principles set forth above. The foregoing restrictions do not limit the percentage of the Fund’s assets that may be invested in securities insured by any single insurer.

The foregoing restrictions and limitations, as well as a Fund’s policies as to ratings of portfolio investments, will apply only at the time of purchase of securities, and the percentage limitations will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities, unless otherwise indicated.

Except with respect to paragraph (3) above, the foregoing fundamental investment policies, together with the investment objective of each Fund, cannot be changed without approval by holders of a “majority of the Fund’s outstanding voting shares.” As defined in the 1940 Act, this means the vote of (i) 67% or more of the Fund’s shares present at a meeting, if the holders of more than 50% of the Fund’s shares are present or represented by proxy, or (ii) more than 50% of the Fund’s shares, whichever is less.

In addition, each Fund, as a non-fundamental policy that may be changed by the Board of Trustees, may not:

(1) Invest more than 15% of its net assets in “illiquid” securities, including repurchase agreements maturing in more than seven days.

(2) Invest more than 15% of its total assets in inverse floating rate securities.

(3) Purchase securities when borrowings exceed 5% of its total assets. If due to market fluctuations or other reasons, the value of the Fund’s assets falls below 300% of its borrowings, the Fund will reduce its borrowings within 3 business days.

Portfolio Securities

As described in the Prospectus, each Fund invests substantially all of its assets (at least 80%) in a portfolio of Municipal Obligations free from regular federal, state and, in some cases, local income tax in each Fund’s respective state, which generally will be Municipal Obligations issued within the Fund’s respective state. In general, Municipal Obligations include debt obligations issued by states, cities and local authorities to obtain funds for various public purposes, including construction of a wide range of public facilities such as airports, bridges, highways, hospitals, housing, mass transportation, schools, streets and water and sewer works. Industrial development bonds and pollution control bonds that are issued by or on behalf of public authorities to finance various privately-rated facilities are included within the term Municipal Obligations if the interest paid thereon is exempt from federal income tax.

The investment assets of each Fund will consist of (1) Municipal Obligations that are rated at the time of purchase BBB/Baa or higher (at least 80%) by Moody’s Investors Service, Inc. (“Moody’s”), by Standard and Poor’s Corporation (“S&P”) or by Fitch, Inc. (“Fitch”), (2) unrated Municipal Obligations that, in the opinion of NAM, have credit characteristics equivalent to bonds rated BBB/Baa or higher by Moody’s, S&P or Fitch, (3) Municipal Obligations rated below BBB/Baa (up to 20%) by Moody’s, S&P or Fitch, and (4) temporary investments, as described below, from which income may be subject to state income tax or to both federal and state income taxes. See Appendix A for more information about ratings by Moody’s, S&P, and Fitch.

As described in the Prospectus, each Fund may invest in Municipal Obligations that constitute participations in a lease obligation or installment purchase contract obligation (hereafter collectively called “lease obligations”) of a municipal authority or entity. Although lease obligations do not constitute general obligations of the municipality for which the municipality’s taxing power is pledged, a lease obligation is ordinarily backed by the municipality’s covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain “non-appropriation” clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although non-appropriation lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. In evaluating securities for purchase, a Fund will take into account the incentive of the issuer to appropriate under the lease, among other factors. Some lease obligations may be illiquid under certain circumstances. Lease obligations normally provide a premium interest rate which along with regular amortization of the principal may make them attractive for a portion of the assets of the Funds.

Obligations of issuers of Municipal Obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. In addition, the obligations of such issuers may become subject to the laws enacted in the future by Congress, state legislatures or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its Municipal Obligations may be materially affected.

Investments in Inverse Floating Rate Securities

The Funds may invest in inverse floating rate municipal securities or “inverse floaters,” whose rates vary inversely to interest rates on a specified short-term municipal bond index or on another instrument. Such securities involve special risks as compared to conventional fixed-rate bonds. Should short-term interest rates rise, a fund’s investment in inverse floaters likely would adversely affect the fund’s earnings and distributions to shareholders. Also, because changes in the interest rate on the other index or other instrument inversely affect the rate of interest received on an inverse floater, and because inverse floaters essentially represent a leveraged investment in a long-term bond, the value of an inverse floater is generally more volatile than that of a conventional fixed-rate bond having similar credit quality, redemption provisions and maturity. Although volatile in value, inverse floaters typically offer the potential for yields substantially exceeding the yields available on conventional fixed-rate bonds with comparable credit quality, coupon, call provisions and maturity. The markets for inverse floating rate securities may be less developed and have less liquidity than the markets for conventional securities.

Portfolio Trading and Turnover

The Funds will make changes in their investment portfolio from time to time in order to take advantage of opportunities in the municipal market and to limit exposure to market risk. The Funds may also engage to a limited extent in short-term trading consistent with their investment objective. Securities may be sold in anticipation of market decline or purchased in anticipation of market rise and later sold. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what NAM believes to be a temporary disparity in the normal yield relationship between the two securities. Each Fund may make changes in its investment portfolio in order to limit its exposure to changing market conditions. Changes in a Fund’s investments are known as “portfolio turnover.”

The portfolio turnover rates for the 2008 and 2009 fiscal year-ends of the Funds were:

	Fiscal Year
	2008	2009

Nuveen Kansas Municipal Bond Fund	16%	13%

Nuveen Kentucky Municipal Bond Fund	8	19

Nuveen Michigan Municipal Bond Fund	14	9

Nuveen Missouri Municipal Bond Fund	14	12

Nuveen Ohio Municipal Bond Fund	20	9

Nuveen Wisconsin Municipal Bond Fund	3	12

When-Issued Securities or Delayed-Delivery Securities

Each Fund may purchase and sell Municipal Obligations on a when-issued or delayed-delivery basis. When-issued and delayed-delivery transactions arise when securities are purchased or sold with payment and delivery beyond the regular settlement date. When-issued transactions normally settle within 15-45 days. On such transactions the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment. The commitment to purchase securities on a when-issued or delayed-delivery basis may involve an element of risk because the value of the securities is subject to market fluctuation, no interest accrues to the purchaser prior to settlement of the transaction, and at the time of delivery the market value may be less than cost. At the time a Fund makes the commitment to purchase a Municipal Obligation on a when-issued or delayed-delivery basis, it will record the transaction and reflect the amount due and the value of the security in determining its net asset value. Likewise, at the time a Fund makes the commitment to sell a Municipal Obligation on a delayed-delivery basis, it will record the transaction and include the proceeds to be received in determining its net asset value; accordingly, any fluctuations in the value of the Municipal Obligation sold pursuant to a delayed-delivery commitment are ignored in calculating net asset value so long as the commitment remains in effect. The Funds will maintain designated readily marketable assets at least equal in value to commitments to purchase when-issued or delayed-delivery securities, such assets to be designated or segregated by the Custodian specifically for the settlement of such commitments, if necessary. The Funds will only make commitments to purchase Municipal Obligations on a when-issued or delayed-delivery basis with the intention of actually acquiring the securities, but the Funds reserve the right to sell these securities before the settlement date if it is deemed advisable. If a when-issued security is sold before delivery any gain or loss would not be tax-exempt. The Funds commonly engage in when-issued transactions in order to purchase or sell newly-issued Municipal Obligations, and may engage in delayed-delivery transactions in order to manage operations more effectively.

Each Fund also may buy when-issued and delayed-delivery securities that settle more than 60 days after purchase. These transactions are called “forwards.” Municipal “forwards” pay higher interest after settlement than standard bonds, to compensate the buyer for bearing market risk and deferring income during the settlement period, and can often be bought at attractive prices and yields. If a Fund knows that a portfolio bond will, or is likely to, be called or mature on a specific future date, the Fund may buy forwards settling on or about that date to replace the called or maturing bond and “lock in” a currently attractive interest rate.

Zero Coupon Bonds

The Funds may invest in zero coupon bonds. Zero coupon bonds make no periodic interest payments, but are sold at a deep discount from their face value. The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. The discount varies depending on the time remaining until maturity, market interest rates, and the issuer’s perceived credit quality. The discount, in the absence of financial difficulties of the issuer, typically decreases as the final maturity date approaches. If the issuer defaults, a Fund may not receive any return on its investment. Because zero coupon securities pay no coupon interest, their value is generally more volatile when interest rates change than the value of bonds of the same maturity that pay coupon interest.

Special Considerations Relating to Municipal Obligations of Designated States

Except as described in the Prospectus, each of the Funds will invest substantially all of its assets (at least 80%) in Municipal Obligations that are exempt from both regular federal and state income taxes, generally Municipal Obligations issued in its respective state. Each Fund is therefore more susceptible to political, economic or regulatory factors adversely affecting issuers of Municipal Obligations in its state. Set forth below is a summary of information that bears upon the risk of investing in Municipal Obligations issued by public authorities in the states of currently offered Funds. This information was obtained from official statements of issuers located in the respective states as well as from other publicly available official documents and statements. The Funds have not independently verified any of the information contained in such statements and documents. The information in the Prospectus and set forth below is intended only as a general summary and is not intended as a discussion of any specific factor that may affect any particular obligation or issuer.

Factors Pertaining to Kansas. The Kansas economy remains in recession due to the continuing manufacturing contraction. The State’s aerospace industry, which had developed significantly prior to the recession, is now faced with decreased demand due to the global recession, which has led to significant job losses.

State debt levels have increased due to the issuance of pension obligation bonds as well as highway bonds to finance capital transportation projects. Despite the significant increase in debt, debt burden as a percentage of personal income ranks 19th among the states and ranks 17th based on debt per capita according to Moody’s.

The State’s fiscal year 2010 budget of $5.53 billion is 3% below the fiscal year 2009 budget. Approximately 50% of State revenue is projected to come from individual income taxes and another 35% from retail sales and use taxes. Decreased growth in the Kansas economy and increased unemployment will have a direct effect on the State’s receipt of these taxes.

Property taxes are a significant source of revenue for many local governments, and declines in property values caused by the housing slump may negatively impact these tax revenues. The State and its various subdivisions may also face increasing financial pressure from costs relating to pensions and other post-employment benefits.

Factors Pertaining to Kentucky. Kentucky’s economy continues to lag behind that of other southern states. Demographic trends remain below average, with slow population growth and weak per capita income (among the 10 lowest in the nation), which suggest lower demand for housing and smaller consumer spending growth. The Commonwealth also continues to exhibit a high incidence of bankruptcies. Kentucky’s work force continues to age and the economy could be negatively affected if the Commonwealth is not successful in attracting younger workers.

The Commonwealth’s 2009-2010 biennial budget totals $19 billion and relies on a draw of $433 million from non-recurring reserves to balance. This reliance on one time reserves is expected to continue for the near future. The Commonwealth’s Other Post Employment Benefit liability has been estimated at about $12 billion, and the Commonwealth has formed a task force to address the system’s underfunding.

Kentucky’s auto manufacturing industry has suffered in particular, and layoffs are continuing. With increased job losses, fewer borrowers can meet their debt obligations, causing increased residential and commercial mortgage delinquencies. Job losses are reflected in the unemployment rate of 11.1% in June 2009, higher than the national average of 9.7%. Reduced consumer spending will cause the Commonwealth to collect less sales tax revenue.

Property taxes are a significant source of revenue for many local governments, and declines in property values caused by the housing slump may negatively impact these tax revenues. The State and its various subdivisions may also face increasing financial pressure from costs relating to pensions and other post-employment benefits.

Factors Pertaining to Michigan. Michigan’s economy is highly dependent on manufacturing, with 13.8% of employment in manufacturing as compared to the national average of 9.8% as of 2008. General Motors Corporation, Ford Motor Company, and Chrysler Group continue to comprise the top 3 employers in the State. Demographic trends remain weak, with population contracting, which suggests lower demand for housing and smaller consumer spending growth. Employment in Michigan has dropped from 4.5 million in 2001 to 4.2 million in 2008, and the unemployment rate of 15.4% as of June 2009 greatly exceeds the national average of 9.7%. Michigan is making efforts to attract employers and transfer automotive expertise into other industries, but the continuing layoffs in the auto and related industries continue to leave the State in a weakened financial state. Per capita income is at 89% of the national average.

The State has been severely affected by the recession but managed to produce a positive unreserved general fund balance of 1.8% of general fund revenues in fiscal year 2008 due to its conservative budget management practices. However, the State’s use of one time revenues is growing, which calls into question its availability in future years. The State’s budget stabilization reserve is expected to remain at $2.2 million for fiscal year 2009.

Governor Granholm’s fiscal year 2010 proposed budget totals $21.9 billion, a 4.5% decrease from fiscal year 2009, and includes spending cuts, revenue enhancements and federal stimulus payments to cover a projected funding gap of approximately $1.4 billion.

Property taxes are a significant source of revenue for many local governments, and declines in property values caused by the housing slump may negatively impact these tax revenues. The State and its various subdivisions may also face increasing financial pressure from costs relating to pensions and other post-employment benefits.

Factors Pertaining to Missouri. One of the State’s top 20 employers is Chrysler, whose St. Louis plant produces minivans and pickup trucks and may face cutbacks in production and employment. In addition, the State has a heavy weighting of jobs in the defense industry, which could weaken should military spending decline. Demographic trends are below average, with population growth slow and migration weak, which could negatively affect the State’s economy in the long run.

The fiscal year 2010 budget totals $23.1 billion, a 2.3% increase from fiscal year 2009, and includes expenditure cuts, increased education spending and federal stimulus funds.

Property taxes are a significant source of revenue for many local governments, and declines in property values caused by the housing slump may negatively impact these tax revenues. The State and its various subdivisions may also face increasing financial pressure from costs relating to pensions and other post employment benefits.

Factors Pertaining to Ohio. Ohio’s economy was in recession before the nation, and its recession is deeper than the nation’s. Ohio’s economy is struggling because of weakness in its manufacturing base. Manufacturing accounts for 13.8% of employment in the State as compared to the national average of 9.8% as of 2008. Demographic trends remain weak and socioeconomic indicators are below average.

The State’s 2010-2011 biennial budget totals $50.4 billion—$24.6 billion for fiscal year 2010, down 8% from 2009, and $25.8 billion for fiscal year 2011, up 5.1% over 2010. In order to achieve a balanced budget, the State has relied on non-recurring revenues, such as debt restructuring and federal aid, in its 2009, 2010 and 2011 budgets. Additionally, the State used all of its Budget Stabilization Fund to address the 2009 budget deficit.

Property taxes are a significant source of revenue for many local governments, and declines in property values caused by the housing slump may negatively impact these tax revenues. The State and its various subdivisions may also face increasing financial pressure from costs relating to pensions and other post employment benefits.

Factors Pertaining to Wisconsin. Wisconsin’s economy is in a recession, which is intensifying due to the State’s concentration in manufacturing. Manufacturing accounts for 17.2% of employment in the State as compared to the national average of 9.8% in 2008. As durable good orders decline, layoffs follow, along with reduced consumer spending and weakened tax collections.

The State continues to have a negative fund balance and has depleted its rainy day fund due to its minimal reserve funding requirements. The State’s 2009-2011 biennial budget closes a combined $7.55 billion estimated budget gap. The biennial budget is balanced through federal stimulus money, reduced spending, revenue enhancements and other means. The biennial budget continues to be structurally imbalanced and relies heavily on one time revenues. Debt levels remain above average.

Property taxes are a significant source of revenue for many local governments, and declines in property values caused by the housing slump may negatively impact these tax revenues. The State and its various subdivisions may also face increasing financial pressure from costs relating to pensions and other post employment benefits.

Illiquid Securities

Each Fund may invest in illiquid securities (i.e., securities that are not readily marketable). For purposes of this restriction, illiquid securities include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may only be resold pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), but that are deemed to be illiquid; and repurchase agreements with maturities in excess of seven days. However, no Fund will acquire illiquid securities if, as a result, such securities would comprise more than 15% of the value of the Fund’s net assets. The Board of Trustees or its delegate has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid for purposes of this 15% limitation. The Board of Trustees has delegated to NAM the day-to-day determination of the illiquidity of any fixed-income security, although it has retained oversight and ultimate responsibility for such determinations. NAM has in turn delegated the responsibility to determine in the first instance whether bonds are liquid or illiquid to an outside vendor, although NAM retains the responsibility for the accuracy of such determinations. Although no definitive liquidity criteria are used, the Board of Trustees has directed NAM to look to such factors as (i) the nature of the market for a security (including the institutional private resale market; the frequency of trades and quotes for the security; the number of dealers willing to purchase or sell the security; and the amount of time normally needed to dispose of the security, the method of soliciting offers and the mechanics of transfer), (ii) the terms of certain securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g., certain repurchase obligations and demand instruments), and (iii) other permissible relevant facts.

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell. Illiquid securities will be priced at fair value as determined in good faith by the Board of Trustees or its delegate. If, through the appreciation of illiquid securities or the depreciation of liquid securities, a Fund should be in a position where more than 15% of the value of its net assets are invested in illiquid securities, including restricted securities which are not readily marketable, the Fund will take such steps as is deemed advisable, if any, to protect liquidity.

Derivative Transactions, Hedging and Other Defensive Actions

Each Fund may enter into derivative transactions to reduce, increase or otherwise alter the Fund’s risk profile, including hedging transactions. Hedging is a term used for various methods of seeking to reduce relative risk by offsetting price changes in one investment through making another investment whose price should tend to move in the opposite direction. It may be desirable and possible in various market environments to partially hedge a Fund’s portfolio against fluctuations in market value caused by market interest rate fluctuations, credit events or other market changes by investing in such instruments as financial futures and index futures as well as related put and call options on such instruments, or by entering into interest rate swap, credit default swap, or total return swap transactions or options on such swaps, or other forms of derivatives. The Funds may also use such investments or techniques to alter its portfolio’s investment characteristics (e.g., duration, yield curve positioning and credit quality) to achieve desired positioning. Such investments or techniques may operate to increase absolute levels of risk, as well as to hedge risk.

When a Fund enters into an index or financial futures contract it is required to post an initial deposit of 1% to 5% of the total contract price. Typically, futures or option on futures holders enter into offsetting closing transactions to enable settlement in cash rather than taking delivery of the underlying security in the future. Each Fund will only sell covered futures contracts, which means that the Fund segregates assets equal to the amount of the obligations.

These transactions present certain risks. In particular, the imperfect correlation between price movements in the instrument used in a risk-reducing hedge and price movements in the securities being hedged creates the possibility that losses on the hedge by a Fund may be greater than gains in the value of the securities in the Fund’s portfolio being hedged, or that gain on the hedge may be less than the losses on the Fund’s portfolio securities. Likewise, such imperfect price correlation may mean that the desired non-hedging adjustment to portfolio characteristics (such as lengthening duration) does not lead to the desired risk/return result. In addition, the markets for futures, swaps and options may not be liquid in all circumstances. As a result, in volatile markets a Fund may not be able to close out the transaction without incurring losses substantially greater than the initial deposit. Finally, the potential daily deposit requirements in futures or swap contracts or options sold on futures or swap contracts create an ongoing greater potential financial risk than do purchasing option transactions, where the exposure is limited to the cost of the initial premium. Losses due to certain hedging transactions may reduce yield. Net gains, if any, from hedging and other portfolio transactions will be distributed as taxable ordinary income or capital gains distributions to shareholders.

No Fund will make any hedging investment (whether an initial premium or deposit or a subsequent deposit) other than as necessary to close a prior investment if, immediately after such investment, the sum of the amount of its premiums and deposits, with respect to all currently effective hedging investments, would exceed 5% of such series’ net assets. Each Fund will invest in these instruments only in markets believed by NAM to be active and sufficiently liquid. For further information regarding these investment strategies and risks presented thereby, see Appendix B to this Statement of Additional Information.

Each Fund reserves the right for liquidity or defensive purposes (such as thinness in the market for municipal securities or an expected substantial decline in value of long-term obligations) to invest temporarily up to 20% of its assets in obligations issued or guaranteed by the U.S. Government and its agencies or instrumentalities. Interest on each instrument is taxable for federal income tax purposes and would reduce the amount of tax-free interest payable to shareholders.

Short-Term Investments

The Prospectus discusses briefly the ability of the Funds to invest a portion of their assets in federally tax-exempt or taxable short-term securities or shares of money market funds (“short-term investments”). Short-term investments will not exceed 20% of a Fund’s assets except when made for defensive purposes. The Funds will invest only in taxable short-term investments that are either U.S. Government securities or are rated within the highest grade by Moody’s, S&P, or Fitch and mature within one year from the date of purchase or carry a variable or floating rate of interest. See Appendix A for more information about ratings by Moody’s, S&P, and Fitch.

The Funds may invest in the following federally tax-exempt short-term investments:

Bond Anticipation Notes (BANs) are usually general obligations of state and local governmental issuers, which are sold to obtain interim financing for projects that will eventually be funded through the sale of long-term debt obligations or bonds. The ability of an issuer to meet its obligations on its BANs is primarily dependent on the issuer’s access to the long-term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal and interest on the BANs.

Tax Anticipation Notes (TANs) are issued by state and local governments to finance the current operations of such governments. Repayment is generally to be derived from specific future tax revenues. Tax anticipation notes are usually general obligations of the issuer. A weakness in an issuer’s capacity to raise taxes due to, among other things, a decline in its tax base or a rise in delinquencies, could adversely affect the issuer’s ability to meet its obligations on outstanding TANs.

Revenue Anticipation Notes (RANs) are issued by governments or governmental bodies with the expectation that future revenues from a designated source will be used to repay the notes. In general, they also constitute general obligations of the issuer. A decline in the receipt of projected revenues, such as anticipated revenues from another level of government, could adversely affect an issuer’s ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal and interest on RANs.

Construction Loan Notes are issued to provide construction financing for specific projects. Frequently, these notes are redeemed with funds obtained from the Federal Housing Administration.

Bank Notes are notes issued by local government bodies and agencies as those described above to commercial banks as evidence of borrowings. The purposes for which the notes are issued are varied, but they are frequently issued to meet short-term working capital or capital-project needs. These notes may have risks similar to the risks associated with TANs and RANs.

Tax-Exempt Commercial Paper (Municipal Paper) represents very short-term unsecured, negotiable promissory notes, issued by states, municipalities and their agencies. Payment of principal and interest on issues of municipal paper may be made from various sources, to the extent the funds are available therefrom. Maturities of municipal paper generally will be shorter than the maturities of TANs, BANs or RANs. There is a limited secondary market for issues of municipal paper.

Certain Municipal Obligations may carry variable or floating rates of interest whereby the rate of interest is not fixed, but varies with changes in specified market rates or indices, such as a bank prime rate or a tax-exempt money market index.

While these various types of notes as a group represent the major portion of the tax-exempt note market, other types of notes are occasionally available in the marketplace and each Fund may invest in such other types of notes to the extent permitted under their investment objective, policies and limitations. Such notes may be issued for different purposes and may be secured differently from those mentioned above.

Municipal Money Market Funds that pay interest income exempt from regular federal and, in some cases, state and local income taxes. The Funds will bear their proportionate share of the money market fund’s fees and expenses.

U.S. Government Direct Obligations are issued by the United States Treasury and include bills, notes and bonds.

—Treasury	bills are issued with maturities of up to one year. They are issued in bearer form, are sold on a discount basis and are payable at par value at maturity.

—Treasury	notes are longer-term interest bearing obligations with original maturities of one to seven years.

—Treasury	bonds are longer-term interest-bearing obligations with original maturities from five to thirty years.

U.S. Government Agencies Securities—Certain federal agencies have been established as instrumentalities of the U.S. government to supervise and finance certain types of activities. These agencies include, but are not limited to, the Bank for Cooperatives, Federal Land Banks, Federal Intermediate Credit Banks, Federal Home Loan Banks, Federal National Mortgage Association, Government National Mortgage Association, Export-Import Bank of the United States, and Tennessee Valley Authority. Issues of these agencies, while not direct obligations of the U.S. government, are either backed by the full faith and credit of the United States or are guaranteed by the Treasury or supported by the issuing agencies’ right to borrow from the Treasury. There can be no assurance that the U.S. government itself will pay interest and principal on securities as to which it is not legally so obligated.

The Funds may also invest in the following taxable short-term investments:

Certificates of Deposit (CDs)—A certificate of deposit is a negotiable interest bearing instrument with a specific maturity. CDs are issued by banks in exchange for the deposit of funds and normally can be traded in the secondary market, prior to maturity. The Funds will only invest in U.S. dollar denominated CDs issued by U.S. banks with assets of $1 billion or more.

Commercial Paper—Commercial paper is the term used to designate unsecured short-term promissory notes issued by corporations. Maturities on these issues vary from a few days to nine months. Commercial paper may be purchased from U.S. corporations.

Taxable Money Market Funds—These Funds pay interest income that is taxable on the federal and state levels. The Funds will bear their proportionate share of the money market fund’s fees and expenses.

Other Corporate Obligations—The Funds may purchase notes, bonds and debentures issued by corporations if at the time of purchase there is less than one year remaining until maturity or if they carry a variable or floating rate of interest.

Repurchase Agreements—A repurchase agreement is a contractual agreement whereby the seller of securities (U.S. government or Municipal Obligations) agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed upon repurchase price determines the yield during a Fund’s holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. The Funds will only enter into repurchase agreements with dealers, domestic banks or recognized financial institutions that in the opinion of NAM present minimal credit risk. The risk to the Funds is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral subsequently declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold but a Fund might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by a Fund may be delayed or limited. NAM will monitor the value of collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that the value always equals or exceeds the agreed upon price. In the event the value of the collateral declined below the repurchase price, NAM will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price. Each of the Funds will not invest more than 10% of its assets in repurchase agreements maturing in more than seven days.

Making of Loans to Issuers of Bonds Already In the Portfolio

A Fund may make a loan to (as opposed to investing in a bond issued by) an entity whose bonds that Fund already owns in its portfolio, in instances where NAM believes that doing so will enhance the value of the Fund’s total investments (both bonds and loans) in obligations of that entity. Typically, such loans will be made to entities suffering severe economic distress, oftentimes in or near bankruptcy. Making a loan to such an entity may enable the entity to remain a “going concern” and enable the entity to both repay the loan as well as be better able to pay interest and principal on the pre-existing bonds, instead of forcing the Fund to liquidate the entity’s assets, which can reduce recovery value. It is generally much more time-consuming and expensive for a troubled entity to issue additional bonds, instead of borrowing, as a means of obtaining liquidity in times of severe financial need.

MANAGEMENT OF THE TRUST

Trustees and Officers

The management of the Trust, including general supervision of the duties performed for the Trust under the Investment Management Agreement, is the responsibility of the Board of Trustees of the Trust. The number of trustees of the Trust is currently set at nine, one of whom is an “interested person” (as the term is defined in the 1940 Act) and eight of whom are not interested persons (referred to herein as “independent trustees”). None of the independent trustees has ever been a trustee, director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Trust, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below. The Trustees of the Trust are directors or trustees, as the case may be, of 75 Nuveen-sponsored open-end funds (the “Nuveen Mutual Funds”) and 126 Nuveen-sponsored closed-end funds (collectively with the Nuveen Mutual Funds, the “Nuveen Funds”).

Name, Birthdate and Business Address	Position(s) Held with Funds	Term of Office and Length of Time Served with Trust	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Independent Trustees:

Robert P. Bremner 8/22/40 333 West Wacker Drive Chicago, IL 60606	Chairman of the Board and Trustee	Term—Indefinite* Length of service— Since 1996	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington D.C.	201	N/A

Jack B. Evans 10/22/48 333 West Wacker Drive Chicago, IL 60606	Trustee	Term—Indefinite* Length of service— Since 2003	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Vice Chairman, United Fire Group, a publicly held company; Member of the Board of Regents for the State of Iowa University System; Director, Gazettte Companies; Life Trustee of Coe College and Iowa College Foundation; Member of the Advisory Council of the Department of Finance in the Tippie College of Business, University of Iowa; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	201	See Principal Occupation description

Name, Birthdate and Business Address	Position(s) Held with Funds	Term of Office and Length of Time Served with Trust	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

William C. Hunter 3/6/48 333 West Wacker Drive Chicago, IL 60606	Trustee	Term—Indefinite* Length of service— Since 2004	Dean, Tippie College of Business, University of Iowa (since 2006); Director, Beta Gamma Sigma International Honor Society (since 2005); Director (since 2004) of Xerox Corporation; formerly, Director (1997-2007), Credit Research Center at Georgetown University; Director, SS&C Technologies, Inc. (May 2005-October 2005); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003).	201	See Principal Occupation description

David J. Kundert 10/28/42 333 West Wacker Drive Chicago, IL 60606	Trustee	Term—Indefinite* Length of service— Since 2005	Director, Northwestern Mutual Wealth Management Company; retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Bank One Corporation and Chairman and CEO, Banc One Investment Management Group; Board of Regents, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; Member of Investment Committee, Greater Milwaukee Foundation.	201	See Principal Occupation description

Name, Birthdate and Business Address	Position(s) Held with Funds	Term of Office and Length of Time Served with Trust	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

William J. Schneider 9/24/44 333 West Wacker Drive Chicago, IL 60606	Trustee	Term—Indefinite* Length of service— Since 1996	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired, 2004) of Miller-Valentine Group; Member, University of Dayton Business School Advisory Council; Member, Dayton Philharmonic Orchestra Association; formerly, Director, Dayton Development Coalition; formerly, Member, Business Advisory Council, Cleveland Federal Reserve Bank.	201	See Principal Occupation description

Judith M. Stockdale 12/29/47 333 West Wacker Drive Chicago, IL 60606	Trustee	Term—Indefinite* Length of service— Since 1996	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (from 1990 to 1994).	201	N/A

Carole E. Stone 6/28/47 333 West Wacker Drive Chicago, IL 60606	Trustee	Term—Indefinite* Length of Service— Since 2007	Director, C2 Options Exchange, Incorporated (since 2009); Director, Chicago Board Options Exchange (since 2006); Commissioner, New York State Commission on Public Authority Reform (since 2005); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	201	See Principal Occupation Description

Name, Birthdate and Business Address	Position(s) Held with Funds	Term of Office and Length of Time Served with Trust	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Terence J. Toth 9/29/59 333 West Wacker Drive Chicago, IL 60606	Trustee	Term—Indefinite* Length of service— Since 2008	Director, Legal & General Investment Management America, Inc. (since 2008); Managing Partner, Musso Capital Management (since 2008); formerly, CEO and President, Northern Trust Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); Member: Goodman Theatre Board (since 2004); Chicago Fellowship Board (since 2005), University of Illinois Leadership Council Board (since 2007) and Catalyst Schools of Chicago Board (since 2008); formerly Member: Northern Trust Mutual Funds Board (2005-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	201	N/A

Interested Trustee:

John P. Amboian** 6/14/61 333 West Wacker Drive Chicago, IL 60606	Trustee	Term—Indefinite* Length of service— Since 2008	Chief Executive Officer (since July 2007) and Director (since 1999) of Nuveen Investments, Inc.; Chief Executive Officer (since 2007) of Nuveen Asset Management, Nuveen Investments Advisors, Inc.; formerly, President (1999-2004) of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.***	201	See Principal Occupation description

*	Trustees serve an indefinite term until his/her successor is elected.
**	Mr. Amboian is an “interested person” of the Trust, as defined in the 1940 Act, by reason of his positions with Nuveen Investments, Inc. (“Nuveen Investments”) and certain of its subsidiaries.
***	Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.

Name, Birthdate and Business Address	Position(s) Held with Fund	Term of Office and Length of Time Served with Trust	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Trust:

Gifford R. Zimmerman 9/9/56 333 West Wacker Drive Chicago, IL 60606	Chief Administrative Officer	Term—Until July 2010 Length of Service— Since 1996	Managing Director (since 2002), Assistant Secretary and Associate General Counsel of Nuveen Investments, LLC; Managing Director (since 2002), Assistant Secretary and Associate General Counsel of Nuveen Asset Management; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director, Vice President and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002); Vice President and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002); Managing Director, Associate General Counsel and Assistant Secretary of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of Tradewinds Global Investors, LLC and Santa Barbara Asset Management, LLC (since 2006), and Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc. (since 2007); formerly, Managing Director (2002-2004), General Counsel (1998-2004) and Assistant Secretary of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.*; Chartered Financial Analyst.	201

Mark J.P. Anson 6/10/59 333 West Wacker Drive Chicago, IL 60606	Vice President	Term—Until July 2010— Length of Service—Since 2009	President and Executive Director of Nuveen Investments, Inc. (since 2007); President of Nuveen Investments Institutional Services Group LLC (since 2007); previously, Chief Executive Officer of British Telecom Pension Scheme (2006-2007); Chief Investment Officer of Calpers (1999-2006); PhD, Chartered Financial Analyst, Chartered Alternative Investment Analyst, Certified Public Accountant, Certified Management Accountant and Certified Internal Auditor.	201

Nizida Arriaga 6/1/68 333 West Wacker Drive Chicago, IL 60606	Vice President	Term—Until July 2010— Length of Service—Since 2009	Vice President of Nuveen Investments, LLC (since 2007); previously, Portfolio Manager, Allstate Investments, LLC (1996-2006); Chartered Financial Analyst.	201

Michael T. Atkinson 2/3/66 333 West Wacker Drive Chicago, IL 60606	Vice President	Term—Until July 2010 Length of Service— Since 2000	Vice President (since 2002) of Nuveen Investments, LLC; Vice President of Nuveen Asset Management (since 2005).	201

Name, Birthdate and Business Address	Position(s) Held with Fund	Term of Office and Length of Time Served with Trust	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex Overseen by Officer

Alan A. Brown 8/1/62 333 West Wacker Drive Chicago, IL 60606	Vice President	Term—Until July 2010 Length of Service—Since 2007	Executive Vice President, Mutual Funds, Nuveen Investments, LLC, (since 2005), formerly, Managing Director and Chief Marketing Officer (2001-2005).	75

Margo L. Cook 4/11/64 333 West Wacker Drive Chicago, IL 60606	Vice President	Term—Until July 2010— Length of Service—Since 2009	Executive Vice President (since Oct 2008) of Nuveen Investments, Inc.; previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Mgt (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	201

Lorna C. Ferguson 10/24/45 333 West Wacker Drive Chicago, IL 60606	Vice President	Term—Until July 2010 Length of Service— Since 1998	Managing Director (since 2004), formerly, Vice President of Nuveen Investments, LLC, Managing Director (since 2005) of Nuveen Asset Management; formerly, Managing Director (2004-2005) and Vice President (1998-2004) of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.*	201

Stephen D. Foy 5/31/54 333 West Wacker Drive Chicago, IL 60606	Vice President and Controller	Term—Until July 2010 Length of Service— Since 1997	Vice President (since 1993) and Funds Controller (since 1998) of Nuveen Investments, LLC; Vice President of Nuveen Asset Management (since 2005); Certified Public Accountant.	201

William T. Huffman 5/7/69 333 West Wacker Drive Chicago, IL 60606	Vice President	Term—Until July 2010— Length of Service—Since 2009	Chief Operating Officer, Municipal Fixed Income (since 2008) of Nuveen Asset Management; previously, Chairman, President and Chief Executive Officer (2002-2007) of Northern Trust Global Advisors, Inc. and Chief Executive Officer (2007) of Northern Trust Global Investments Limited; CPA.	137

Walter M. Kelly 2/24/70 333 West Wacker Drive Chicago, IL 60606	Vice President and Chief Compliance Officer	Term—Until July 2010 Length of Service— Since 2004	Senior Vice President (since 2008), formerly, Vice President, formerly, Assistant Vice President and Assistant General Counsel (2003-2006) of Nuveen Investments, LLC; Senior Vice President (since 2008) and Assistant Secretary (since 2003), formerly, Vice President (2006-2008) of Nuveen Asset Management; previously, Assistant Vice President and Assistant Secretary of the Nuveen Funds (2003-2006).	201

David J. Lamb 3/22/63 333 West Wacker Drive Chicago, IL 60606	Vice President	Term—Until July 2010 Length of Service— Since 2000	Senior Vice President (since 2009), formerly, Vice President (2000-2009) of Nuveen Investments, LLC; Vice President (since 2005) of Nuveen Asset Management; Certified Public Accountant.	201

Tina M. Lazar 8/27/61 333 West Wacker Drive Chicago, IL 60606	Vice President	Term—Until July 2010 Length of Service— Since 2000	Senior Vice President (since 2009), formerly, Vice President of Nuveen Investments, LLC (1999-2009); Vice President (since 2005) of Nuveen Asset Management.	201

Name, Birthdate and Business Address	Position(s) Held with Fund	Term of Office and Length of Time Served with Trust	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex Overseen by Officer

Larry W. Martin 7/27/51 333 West Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	Term—Until July 2010 Length of Service— Since 1997	Vice President, Assistant Secretary and Assistant General Counsel of Nuveen Investments, LLC; Vice President (since 2005) and Assistant Secretary of Nuveen Investments, Inc.; Vice President (since 2005) and Assistant Secretary (since 1997) of Nuveen Asset Management; Vice President and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002), NWQ Investment Management Company, LLC, Symphony Asset Management, LLC. (since 2003), Tradewinds Global Investors, LLC, Santa Barbara Asset Management LLC (since 2006), Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc. (since 2007); formerly, Vice President and Assistant Secretary of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.*	201

Kevin J. McCarthy 3/26/66 333 West Wacker Drive Chicago, IL 60606	Vice President and Secretary	Term—Until July 2010 Length of Service—Since 2007	Managing Director (since 2008), formerly, Vice President (2007-2008) of Nuveen Investments, LLC; Managing Director (since 2008), formerly, Vice President, and Assistant Secretary (since 2007) of Nuveen Asset Management; Vice President and Assistant Secretary of Nuveen Investment Advisers Inc., Nuveen Investment Institutional Services Group LLC, NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc.; prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).	201

John V. Miller 4/10/67 333 West Wacker Drive Chicago, IL 60606	Vice President	Term—Until July 2010 Length of Service—Since 2007	Chief Investment Officer and Managing Director (since 2007), formerly, Vice President (2002-2007) of Nuveen Asset Management and Managing Director (since 2007), formerly, Vice President (2002-2007) of Nuveen Investments, LLC; Chartered Financial Analyst.	137

Gregory Mino 1/4/71 333 West Wacker Drive Chicago, IL 60606	Vice President	Term—Until July 2010— Length of Service—Since 2009	Vice President of Nuveen Investments, LLC (since 2008); previously, Director (2004-2007) and Executive Director (2007-2008) of UBS Global Asset Management; previously, Vice President (2000-2003) and Director (2003-2004) of Merrill Lynch Investment Managers; Chartered Financial Analyst.	201

Name, Birthdate and Business Address	Position(s) Held with Fund	Term of Office and Length of Time Served with Trust	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex Overseen by Officer

Christopher M. Rohrbacher 8/1/71 333 West Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	Term—Until July 2010 Length of Service—Since 2008	Vice President and Assistant Secretary of Nuveen Investments, LLC (since 2008); Vice President and Assistant Secretary of Nuveen Asset Management (since 2008); prior thereto, Associate, Skadden, Arps, Slate Meagher & Flom LLP (2002-2008).	201

James F. Ruane 7/3/62 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	Term—Until July 2010 Length of service—Since 2007	Vice President of Nuveen Investments, LLC (since 2007); prior thereto, Partner (2005-2007), formerly, senior tax manager (2002-2005), Deloitte & Touche USA LLP; Certified Public Accountant.	201

John S. White 5/12/67 333 West Wacker Drive Chicago, IL 60606	Vice President	Term—Until July 2010 Length of Service—Since 2007	Senior Vice President (since 2009), formerly, Vice President (2006-2009), formerly, Assistant Vice President (2002-2006) of Nuveen Investments, LLC; Lieutenant Colonel (since 2007), United States Marine Corps Reserve (ret. since 2008), formerly, Major (since 2001).	75

Mark L. Winget 12/21/68 333 West Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	Term—Until July 2010 Length of Service—Since 2008	Vice President and Assistant Secretary of Nuveen Investments, LLC (since 2008); Vice President and Assistant Secretary of Nuveen Asset Management (since 2008); prior thereto, Counsel, Vedder Price P.C. (1997-2007).	201

*	Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.

Board Committees

The Board of Trustees has five standing committees: the Executive Committee, the Audit Committee, the Nominating and Governance Committee, the Dividend Committee and the Compliance, Risk Management and Regulatory Oversight Committee.

Robert P. Bremner, Chair, Judith M. Stockdale and John P. Amboian serve as members of the Executive Committee of the Board of Trustees. The Executive Committee, which meets between regular meetings of the Board of Trustees, is authorized to exercise all of the powers of the Board of Trustees. During the fiscal year ended May 31, 2009, the Executive Committee did not meet.

The Audit Committee monitors the accounting and reporting policies and practices of the Trust, the quality and integrity of the financial statements of the Trust, compliance by the Trust with legal and regulatory requirements and the independence and performance of the external and internal auditors. The members of the Audit Committee are Jack B. Evans, Robert P. Bremner, David J. Kundert, Chair, William J. Schneider and Terence J. Toth, each of whom is an independent trustee of the Funds. During the fiscal year ended May 31, 2009, the Audit Committee met four times.

Nomination of independent trustees is committed to a Nominating and Governance Committee composed of the independent trustees of the Trust. The Committee operates under a written charter adopted and approved by the Board of Trustees. The Nominating and Governance Committee is responsible for Board selection and tenure, selection and review of committees, and Board education and operations. In addition, the Committee monitors performance of legal counsel and other service providers, periodically reviews and makes recommendations about any appropriate changes to trustee compensation, and has the resources and authority to discharge its responsibilities, including retaining special counsel and other experts or consultants at the expense of the Trust. In the event of a vacancy on the Board, the Nominating and Governance Committee receives suggestions from various sources (including shareholders) as to suitable candidates. Suggestions should be sent in writing to Lorna Ferguson, Manager of Board Relations, Nuveen Investments, 333 West Wacker Drive, Chicago, IL 60606. The Nominating and Governance Committee sets appropriate standards and requirements for nominations for new trustees and reserves the right to interview all candidates and to make the final selection of any new trustees. The members of the Nominating and Governance Committee are Robert P. Bremner, Chair, Jack B. Evans, William C. Hunter, David J. Kundert, William J. Schneider, Judith M. Stockdale, Carole E. Stone and Terence J. Toth. During the fiscal year ended May 31, 2009, the Nominating and Governance Committee met six times.

The Dividend Committee is authorized to declare distributions on the Trust’s shares including, but not limited to regular and special dividends, capital gains and ordinary income distributions. The members of the Dividend Committee are Jack B. Evans, Chair, Judith M. Stockdale and Terence J. Toth. During the fiscal year ended May 31, 2009, the Dividend Committee met five times.

The Compliance, Risk Management and Regulatory Oversight Committee is responsible for the oversight of compliance issues, risk management, and other regulatory matters affecting the Fund that are not otherwise the jurisdiction of the other board committees. As part of its duties regarding compliance matters, the Committee is responsible for the oversight of the Pricing Procedures of the Fund and the Valuation Group. The members of the Compliance, Risk Management and Regulatory Oversight Committee are William C. Hunter, William J. Schneider, Chair, Carole E. Stone and Judith M. Stockdale. During the fiscal year ended May 31, 2009, the Compliance, Risk Management and Regulatory Oversight Committee met four times.

Independent Chairman

The trustees have elected Robert P. Bremner as the independent Chairman of the Board of Trustees. Specific responsibilities of the Chairman include (a) presiding at all meetings of the Board of Trustees and of the shareholders; (b) seeing that all orders and resolutions of the trustees are carried into effect; and (c) maintaining records of and, whenever necessary, certifying all proceedings of the trustees and the shareholders.

Compensation

The following table sets forth compensation paid by the Trust to each of the independent trustees and the total compensation paid to each independent trustee during the fiscal year ended May 31, 2009.

Name of Trustee	Aggregate Compensation From Trust[1]	Amount of Total Compensation that Has Been Deferred[2]	Total Compensation from Fund and Fund Complex[3]
Robert P. Bremner	$5,894	$781	$248,787
Jack B. Evans	5,107	1,103	215,908
William C. Hunter	3,838	2,311	163,724
David J. Kundert	4,572	3,983	191,648
William J. Schneider	4,772	4,156	199,728
Judith M. Stockdale	4,448	1,532	186,258
Carole E. Stone	4,177	—	178,250
Terence J. Toth[4]	4,027	2,890	162,207

[1]	The compensation paid, including deferred amounts, to the independent trustees for the fiscal year ended May 31, 2009 for services to the Trust.

[2]

Pursuant to a deferred compensation agreement with the Trust, deferred amounts are treated as though an equivalent dollar amount has been invested in shares of one or more eligible Nuveen Funds. The amounts provided are the total deferred fees (including the return from the assumed investment in the eligible Nuveen Funds) payable from the Trust.

[3]	Based on the compensation paid (including any amounts deferred) to the trustees for the one year period ended May 31, 2009 for services to the open-end and closed-end funds advised by NAM.

[4]	Terence J. Toth was appointed to the Board of Trustees, effective July 1, 2008.

Each independent trustee receives a $100,000 annual retainer plus (a) a fee of $3,250 per day for attendance in person or by telephone at a regularly scheduled meeting of the Board; (b) a fee of $2,500 per meeting for attendance in person where such in-person attendance is required and $1,500 per meeting for attendance by telephone or in person where in-person attendance is not required at a special, non-regularly scheduled board meeting; (c) a fee of $2,000 per meeting for attendance in person or $1,500 per meeting for attendance by telephone at an Audit Committee meeting; (d) a fee of $2,000 per meeting for attendance at a Compliance, Risk Management and Regulatory Oversight Committee meeting for regular quarterly meetings and $1,000 per meeting for attendance of other, non-quarterly meetings; (e) a fee of $1,000 per meeting for attendance in person or by telephone for a meeting of the Dividend Committee; and (f) a fee of $500 per meeting for attendance in person at all other committee meetings, $1,000 for attendance at shareholder meetings on a day on which no regularly scheduled board meeting is held in which in-person attendance is required and $250 per meeting for attendance by telephone or in person at such committee meetings (excluding shareholder meetings) where in-person attendance is not required and $100 per meeting when the Executive Committee acts as pricing committee for IPOs, plus, in each case, expenses incurred in attending such meetings. In addition to the payments described above, the Chairman of the Board of Trustees receives $50,000, the chairpersons of the Audit Committee, the Dividend Committee and the Compliance, Risk Management and Regulatory Oversight Committee receive $7,500 and the chairperson of the Nominating and Governance Committee receives $5,000 as additional retainers to the annual retainer paid to such individuals. Independent trustees also receive a fee of $2,500 per day for site visits on days on which no regularly scheduled board meeting is held to entities that provide services to the Nuveen Funds. When ad hoc committees are organized, the Nominating and Governance Committee will at the time of formation determine compensation to be paid to the members of such committee; however, in general, such fees will be $1,000 per meeting for attendance in person at any ad hoc committee meeting where in-person attendance is required and $500 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required. The annual retainer, fees and expenses are allocated among the funds managed by NAM on the basis of relative net asset sizes, although fund management may, in its discretion, establish a minimum amount to be allocated to each fund.

The Trust does not have a retirement or pension plan. The Trust has a deferred compensation plan (the “Plan”) that permits any independent trustee to elect to defer receipt of all or a portion of his or her compensation as an independent trustee. The deferred compensation of a participating trustee is credited to a book reserve account of the Trust when the compensation would otherwise have been paid to the trustee. The value of the trustee’s deferral account at any time is equal to the value that the account would have had if contributions to the account had been invested and reinvested in shares of one or more of the eligible Nuveen Funds. At the time for commencing distributions from a trustee’s deferral account, the independent trustee may elect to receive distributions in a lump sum or over a period of five years. The Trust will not be liable for any other fund’s obligations to make distributions under the Plan.

The Funds have no employees. The officers of the Trust and the trustee of the Trust who is not an independent trustee serve without any compensation from the Funds.

Share Ownership

The following table sets forth the dollar range of equity securities beneficially owned by each trustee as of December 31, 2008:

Name of Trustee	Dollar Range of Equity Securities in the Trust	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
John P. Amboian	$0	Over $100,000
Robert P. Bremner	$0	Over $100,000
Jack B. Evans	$0	Over $100,000
William C. Hunter	$0	Over $100,000
David J. Kundert	$0	Over $100,000
William J. Schneider	$0	Over $100,000
Judith M. Stockdale	$0	Over $100,000
Carole E. Stone	$0	$50,001-$100,000
Terence J. Toth	$0	Over $100,000

As of September 8, 2009, the officers and trustees of the Trust in the aggregate, owned less than 1% of the shares of each of the Funds.

No independent trustee of the Trust owns beneficially or of record any security of NAM, Nuveen or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with NAM or Nuveen.

The following table sets forth the percentage ownership of each person, who, as of September 8, 2009, owns of record, or is known by the Trust to own of record or beneficially, 5% or more of any class of a Fund’s shares.

Name of Fund and Class	Name and Address of Owner	Percentage of Ownership
Nuveen Kansas Municipal Bond Fund Class A Shares	First Clearing, LLC Special Custody Account for the exclusive benefit of Customer 2801 Market St. St. Louis, MO 63103	22.37%

Name of Fund and Class	Name and Address of Owner	Percentage of Ownership

	MLPF&S for its Customers Attn: Fund Admin. Sec. 97DO 4800 Deer Lake Drive E. 3rd Floor Jacksonville, FL 32246-6484	11.66%

	Edward D. Jones & Co. Attn: Mutual Fund Shareholder Accounting 201 Progress Pkwy Maryland Hts, MO 63043	11.29%

Nuveen Kansas Municipal Bond Fund Class B Shares	Edward D. Jones & Co. Attn: Mutual Fund Shareholder Accounting 201 Progress Pkwy Maryland Hts, MO 63043	22.74%

	First Clearing, LLC Special Custody Account for the exclusive benefit of Customer 2801 Market St. St. Louis, MO 63103	19.42%

Nuveen Kansas Municipal Bond Fund Class C Shares	MLPF&S for the Sole Benefit of its Customers Attn: Fund Admin. Sec. 97NE0 4800 Deer Lake Drive E. 3rd Floor Jacksonville, FL 32246-6484	27.71%

	First Clearing, LLC Special Custody Account for the exclusive benefit of Customer 2801 Market St. St. Louis, MO 63103	18.23%

Nuveen Kansas Municipal Bond Fund Class I Shares	NFS LLC FEBO Home National DBA Home Nat Trust Dept P.O. Box 1047 Arkansas City, KS 67005-1047	41.87%

	LPL Financial Services 9785 Towne Centre Drive San Diego, CA 92121-1968	15.85%

Name of Fund and Class	Name and Address of Owner	Percentage of Ownership

	NFS LLC FEBO The Trust Company of KS DBA TRUKAN Trustee FBO Clients DBA Trukan P.O. Box 3699 Wichita, KS 67201-3699	6.57%

	LPL Financial Services 9785 Towne Centre Drive San Diego, CA 92121-1968	5.39%

Nuveen Kentucky Municipal Bond Fund Class A Shares	Edward D. Jones & Co. Attn: Mutual Fund Shareholder Accounting 201 Progress Pkwy Maryland Hts, MO 63043-3009	16.52%

	First Clearing, LLC Special Custody Account for the exclusive benefit of Customer 2801 Market St. St. Louis, MO 63103	7.82%

	MLPF&S for the Sole Benefit of its Customers Attn: Fund Admin. Sec. 971X8 4800 Deer Lake Drive E. 3rd Floor Jacksonville, FL 32246-6484	6.88%

Nuveen Kentucky Municipal Bond Fund Class B Shares	Charles Schwab & Co., Inc. for the Benefit of Their Customers 4500 Cherry Creek Dr. S Denver, CO 80018	10.15%

	First Clearing, LLC Special Custody Account for the exclusive benefit of Customer 2801 Market St. St. Louis, MO 63103	8.94%

	MLPF&S for the Sole Benefit of its Customers Attn: Fund Admin. Sec. 97NC4 4800 Deer Lake Drive E. 3rd Floor Jacksonville, FL 32246-6484	8.66%

Name of Fund and Class	Name and Address of Owner	Percentage of Ownership

	Edward D. Jones & Co. Attn: Mutual Fund Shareholder Accounting 201 Progress Pkwy Maryland Hts, MO 63043-3009	7.97%

Nuveen Kentucky Municipal Bond Fund Class C Shares	MLPF&S for the Sole Benefit of its Customers Attn: Fund Admin. Sec. 97CM9 4800 Deer Lake Drive E. 3rd Floor Jacksonville, FL 32246-6484	20.39%

	Citigroup Global Markets Inc., House Account Attn: Peter Booth, 7th Floor 333 West 34th Street New York, NY 10001-2402	14.51%

	First Clearing, LLC Special Custody Account for the exclusive benefit of Customer 2801 Market St. St. Louis, MO 63103	10.21%

Nuveen Kentucky Municipal Bond Fund Class I Shares	Bank of Benton Attn: Linda Blanchard 1012 Main Street Benton, KY 42025-1412	15.58%

	Citigroup Global Markets Inc. 333 West 34th St., 3rd FL New York, NY 10001	15.15%

	First Clearing, LLC Special Custody Account for the exclusive benefit of Customer 2801 Market St. St. Louis, MO 63103	14.42%

	Fifth Third Bank TTEE Mary A. Carroll Joseph & Doris P.O. Box 3385 Cincinnati, OH 45263-0001	12.71%

	Strafe & Co. FBO Hartmut Malluche PO Box 160 Westerville, OH 43086	9.44%

Name of Fund and Class	Name and Address of Owner	Percentage of Ownership

	Hugh M. Cohen 4003 Adelaide Court Louisville, KY 40241-4106	9.29%

Nuveen Michigan Municipal Bond Fund Class A Shares	MLPF&S for the Sole Benefit of its Customers Attn: Fund Admin. Sec. 97E75 4800 Deer Lake Drive E. 3rd Floor Jacksonville, FL 32246-6484	22.86%

	First Clearing, LLC Special Custody Account for the exclusive benefit of Customer 2801 Market St. St. Louis, MO 63103	12.87%

	Citigroup Global Markets Inc., House Account Attn: Peter Booth, 7th Floor 333 West 34th Street New York, NY 10001-2402	8.69%

Nuveen Michigan Municipal Bond Fund Class B Shares	MLPF&S for the Sole Benefit of its Customers Attn: Fund Admin. Sec. 97ND4 4800 Deer Lake Drive E. 3rd Floor Jacksonville, FL 32246-6484	35.36%

	First Clearing, LLC Special Custody Account for the exclusive benefit of Customer 2801 Market St. St. Louis, MO 63103	9.63%

	Isabelle E. Baluch Isabelle E. Baluch Living Trust U/A 10-25-01 8612 Toro Creek Cv Austin, TX 78759-6801	9.57%

Nuveen Michigan Municipal Bond Fund Class C Shares	MLPF&S for the Sole Benefit of its Customers Attn: Fund Admin. Sec. 97GW2 4800 Deer Lake Drive E. 3rd Floor Jacksonville, FL 32246-6484	45.70%

Name of Fund and Class	Name and Address of Owner	Percentage of Ownership

	First Clearing, LLC Special Custody Account for the exclusive benefit of Customer 2801 Market St. St. Louis, MO 63103	9.41%

	Citigroup Global Markets Inc., House Account Attn: Peter Booth, 7th Floor 333 West 34th Street New York, NY 10001-2402	7.94%

Nuveen Michigan Municipal Bond Fund Class I Shares	Citigroup Global Markets Inc., House Account Attn: Peter Booth, 7th Floor 333 West 34th Street New York, NY 10001	10.48%

	First Clearing, LLC Special Custody Account for the exclusive benefit of Customer 2801 Market St. St. Louis, MO 63103	6.89%

Nuveen Missouri Municipal Bond Fund Class A Shares	First Clearing, LLC Special Custody Account for the exclusive benefit of Customer 2801 Market St. St. Louis, MO 63103	21.13%

	Edward D. Jones & Co. Attn: Mutual Fund Shareholder Accounting 201 Progress Pkwy Maryland Hts, MO 63043-3009	10.69%

	MLPF&S for the Sole Benefit of its Customers Attn: Fund Admin. Sec. 973G2 4800 Deer Lake Drive E. 3rd Floor Jacksonville, FL 32246-6484	10.64%

Nuveen Missouri Municipal Bond Fund Class B Shares	First Clearing, LLC Special Custody Account for the exclusive benefit of Customer 2801 Market St. St. Louis, MO 63103	11.92%

Name of Fund and Class	Name and Address of Owner	Percentage of Ownership

	Edward D. Jones & Co. Attn: Mutual Fund Shareholder Accounting 201 Progress Pkwy Maryland Hts, MO 63043-3009	10.11%

	Morgan Stanley DW Attn: Mutual Funds Operations Harborside Financial Center Plaza Two, Second Floor Jersey City, NJ 07311	7.04%

	Citigroup Global Markets Inc., House Account Attn: Peter Booth, 7th Floor 333 West 34th St., 3rd FL New York, NY 10001	6.77%

	LPL Financial Services 9785 Towne Center Drive San Diego, CA 92121	6.40%

	LPL Financial Services 9785 Towne Center Drive San Diego, CA 92121	6.13%

	LPL Financial Services 9785 Towne Center Drive San Diego, CA 92121	6.03%

	LPL Financial Services 9785 Towne Center Drive San Diego, CA 92121	5.73%

	LPL Financial Services 9785 Towne Center Drive San Diego, CA 92121	5.29%

Nuveen Missouri Municipal Bond Fund Class C Shares	MLPF&S for the Sole Benefit of its Customers Attn: Fund Admin. Sec. 97DD3 4800 Deer Lake Drive E. 3rd Floor Jacksonville, FL 32246-6484	39.17%

	First Clearing, LLC Special Custody Account for the exclusive benefit of Customer 2801 Market St. St. Louis, MO 63103	11.76%

Name of Fund and Class	Name and Address of Owner	Percentage of Ownership

Nuveen Missouri Municipal Bond Fund Class I Shares	LPL Financial 9785 Towne Center Drive San Diego, CA 92121	10.48%

	Bank of America NA Trustee Attn: Betty J. Barley Shareholder Services 1201 Maint Street, 10th Floor Dallas, TX 75202	9.71%

	LPL Financial 9785 Towne Center Drive San Diego, CA 92121	7.31%

	LPL Financial 9785 Towne Center Drive San Diego, CA 92121	6.80%

Nuveen Ohio Municipal Bond Fund Class A Shares	MLPF&S for the Sole Benefit of its Customers Attn: Fund Admin. Sec. 97E84 4800 Deer Lake Drive E. 3rd Floor Jacksonville, FL 32246-6484	22.40%

	First Clearing, LLC Special Custody Account for the exclusive benefit of Customer 2801 Market St. St. Louis, MO 63103	7.54%

Nuveen Ohio Municipal Bond Fund Class B Shares	MLPF&S for the Sole Benefit of its Customers Attn: Fund Admin. Sec. 97ND5 4800 Deer Lake Drive E. 3rd Floor Jacksonville, FL 32246-6484	18.96%

	First Clearing, LLC Special Custody Account for the exclusive benefit of Customer 2801 Market St. St. Louis, MO 63103	9.49%

	Edward D. Jones & Co. Attn: Mutual Fund Shareholder Accounting 201 Progress Parkway Maryland, Hts., MO 63043	6.79%

Name of Fund and Class	Name and Address of Owner	Percentage of Ownership

Nuveen Ohio Municipal Bond Fund Class C Shares	MLPF&S for the Sole Benefit of its Customers Attn: Fund Admin. Sec. 97GY8 4800 Deer Lake Drive E. 3rd Floor Jacksonville, FL 32246-6484	40.77%

	First Clearing, LLC Special Custody Account for the exclusive benefit of Customer 2801 Market St. St. Louis, MO 63103	9.06%

Nuveen Ohio Municipal Bond Fund Class I Shares	Prudential Investment Management FBO Mutual Fund Clients ATTN Pruchoice Unit MAIL STOP 194-201 194 Wood Ave S Iselin, NJ 08830-2710	7.61%

Nuveen Wisconsin Municipal Bond Fund Class A Shares	First Clearing, LLC Special Custody Account for the exclusive benefit of Customer 2801 Market St. St. Louis, MO 63103	15.30%

	Edward D. Jones & Co. Attn: Mutual Fund Shareholder Accounting 201 Progress Pkwy Maryland Hts, MO 63043-3009	14.50%

Nuveen Wisconsin Municipal Bond Fund Class B Shares	Donald A. Peterson TTEE & Mabel E. Peterson TTEE W. 897 County Road De Pere, WI 54115	24.00%

	Edward D. Jones & Co. Attn: Mutual Fund Shareholder Accounting 201 Progress Pkwy Maryland Hts, MO 63043-3009	19.72%

	First Clearing, LLC Special Custody Account for the exclusive benefit of Customer 2801 Market St. St. Louis, MO 63103	9.35%

Name of Fund and Class	Name and Address of Owner	Percentage of Ownership

	Morgan Stanley DW Attn: Mutual Funds Operations Harborside Financial Center Plaza Two, Second Floor Jersey City, NJ 07311	6.47%
Nuveen Wisconsin Municipal Bond Fund Class C Shares	First Clearing, LLC Special Custody Account for the exclusive benefit of Customer 2801 Market St. St. Louis, MO 63103	10.62%

	MLPF&S for the Sole Benefit of its Customers Attn: Fund Admin. Sec. 97NE3 4800 Deer Lake Drive E. 3rd Floor Jacksonville, FL 32246-6484	8.68%

	Morgan Stanley DW Attn: Mutual Funds Operations Harborside Financial Center Plaza Two 2nd Floor Jersey City, NJ 07311	6.30%

	NFS LLC FEBO Karolyn S. Glover TTEE Karolyn S. Glover Revocable Tru 410 Deer Path West Fontana, WI 53125	5.56%

Nuveen Wisconsin Municipal Bond Fund Class I Shares	Helen Diotte TTEE Helen F. Diotte Survisors Trust 440 Garfield Avenue Janesville, WI 53545-3144	37.26%

	Wells Fargo Investments LLC 625 Marquette Minneapolis, MN 55402-2308	21.96%

	SEI Private Trust Co. 1 Freedom Valley Drive Oaks, PA 19456	14.44%

	Edward D. Jones & Co. Attn: Mutual Fund Shareholder Accounting 201 Progress Pkwy Maryland Hts, MO 63043-3009	6.24%

INVESTMENT ADVISER AND INVESTMENT MANAGEMENT AGREEMENT

Generally

NAM acts as investment adviser for and manages the investment and reinvestment of the assets of each of the Funds. NAM also administers the Trust’s business affairs, provides office facilities and equipment and certain clerical, bookkeeping and administrative services, and permits any of its officers or employees to serve without compensation as trustees or officers of the Trust if elected to such positions. See “Fund Service Providers” in the Prospectus.

NAM is an affiliate of Nuveen, 333 West Wacker Drive, Chicago, Illinois 60606, which is also the principal underwriter of the Funds’ shares. Nuveen is the principal underwriter for the Nuveen Mutual Funds, and has served as co-managing underwriter for the shares of the Nuveen Closed-End Funds. Nuveen and NAM are subsidiaries of Nuveen Investments.

On November 13, 2007, Nuveen Investments was acquired by investors led by Madison Dearborn Partners, LLC, which is a private equity investment firm based in Chicago, Illinois (the “MDP Acquisition”). The investor group led by Madison Dearborn Partners, LLC includes affiliates of Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”). Merrill Lynch has since been acquired by Bank of America Corporation. NAM has adopted policies and procedures that address arrangements involving NAM and Bank of America Corporation (including Merrill Lynch) that may give rise to certain conflicts of interest.

Each Fund is dependent upon services and resources provided by its investment adviser, NAM, and therefore the investment adviser’s parent, Nuveen Investments. Nuveen Investments significantly increased its level of debt in connection with the MDP Acquisition. Nuveen Investments believes that monies generated from operations and cash on hand will be adequate to fund debt service requirements, capital expenditures and working capital requirements for the foreseeable future; however, Nuveen Investments’ ability to continue to fund these items, to service its debt and to maintain compliance with covenants in its debt agreements may be affected by general economic, financial, competitive, legislative, legal and regulatory factors and by its ability to refinance or repay outstanding indebtedness with scheduled maturities beginning in 2013. In the event that Nuveen Investments breaches certain of the covenants included in its debt agreements, the breach of such covenants may result in the accelerated payment of its outstanding debt, increase the cost of such debt or generally have an adverse effect on the financial condition of Nuveen Investments.

Each Fund’s management fee is divided into two components—a complex-level fee, based on the aggregate amount of all funds assets managed by NAM and its affiliates, and a specific fund-level fee, based only on the amount of assets within each individual fund. Each Fund’s management fee equals the sum of the fund-level fee and the complex-level fee. The pricing structure enables Nuveen Fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by NAM and its affiliates. Under no circumstances will this pricing structure result in a fund paying management fees at a rate higher than would otherwise have been applicable had the complex-wide management fee structure not been implemented.

Each of the Funds has agreed to pay an annual fund-level management fee, payable monthly, based upon the average daily net assets of each Fund as follows:

Average Daily Net Assets	Fund-Level Fee Rate
For the first $125 million	.3500%
For the next $125 million	.3375%
For the next $250 million	.3250%
For the next $500 million	.3125%
For the next $1 billion	.3000%
For the next $3 billion	.2750%
For net assets over $5 billion	.2500%

The annual complex-level management fee for the Funds, payable monthly, which is additive to the fund-level fee is based on the aggregate amount of total fund assets managed for all Nuveen Funds as stated in the table below. As of June 30, 2009, the complex-level fee rate was .1970%.

The complex-level fee schedule is as follows:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996%
$57 billion	.1989%
$60 billion	.1961%
$63 billion	.1931%
$66 billion	.1900%
$71 billion	.1851%
$76 billion	.1806%
$80 billion	.1773%
$91 billion	.1691%
$125 billion	.1599%
$200 billion	.1505%
$250 billion	.1469%
$300 billion	.1445%

*	The complex-level fee component of the management fee for the Funds is calculated based upon the aggregate daily managed net assets of all Nuveen Funds, with such daily managed net assets defined separately for each Fund in its management agreement, but excluding assets attributable to investments in other Nuveen Funds. For the complex-level and fund-level fee components, daily managed net assets include assets managed by NAM that are attributable to financial leverage employed by any Nuveen Fund. For these purposes, financial leverage includes the Nuveen Funds’ use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by the TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by NAM to limit the amount of such assets for determining managed net assets in certain circumstances.

NAM has agreed to waive fees or reimburse expenses so that total annual fund operating expenses (excluding 12b-1 distribution and service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities, and extraordinary expenses) for the Ohio Fund do not exceed 0.75% of the average daily net assets of any class of fund shares. This expense limitation may be terminated or modified only with the approval of shareholders of the fund.

For the last three fiscal years, the Funds paid net management fees as follows:

	Management Fees Net of Expense Reimbursement Paid to NAM for the Fiscal Year Ended			Fee Waivers and Expense Reimbursements from NAM for the Fiscal Year Ended
	5/31/07	5/31/08	5/31/09	5/31/07	5/31/08	5/31/09
Nuveen Kansas Municipal Bond Fund	$698,503	$669,370	$706,414	$—	$—	$—
Nuveen Kentucky Municipal Bond Fund	2,409,198	2,265,630	2,112,481	—	—	—
Nuveen Michigan Municipal Bond Fund	1,253,186	1,188,843	1,103,365	—	—	—
Nuveen Missouri Municipal Bond Fund	1,382,624	1,284,040	1,146,716	—	—	—
Nuveen Ohio Municipal Bond Fund	2,806,720	2,716,015	2,580,907	—	—	—
Nuveen Wisconsin Municipal Bond Fund	256,346	295,351	305,842	—	—	—

In addition to NAM’s management fee, each Fund pays all other costs and expenses of its operations and a portion of the Trust’s general administrative expenses allocated in proportion to the net assets of each Fund. All fees and expenses are accrued daily and deducted before payment of dividends to investors.

The Funds, the other Nuveen Funds, NAM, and other related entities have adopted a code of ethics, which essentially prohibits all Nuveen Fund management personnel, including Nuveen Fund portfolio managers, from engaging in personal investments that compete or interfere with, or attempt to take advantage of, a Fund’s anticipated or actual portfolio transactions, and is designed to assure that the interests of Fund shareholders are placed before the interests of Nuveen personnel in connection with personal investment transactions.

Portfolio Managers

Unless otherwise indicated, the information below is provided as of the date of this Statement of Additional Information.

The following individuals have primary responsibility for the day-to-day implementation of the Funds’ investment strategies:

Name	Fund
Daniel J. Close	Nuveen Kentucky Municipal Bond Fund
Nuveen Michigan Municipal Bond Fund
Nuveen Ohio Municipal Bond Fund
Scott R. Romans	Nuveen Kansas Municipal Bond Fund
Nuveen Missouri Municipal Bond Fund
Nuveen Wisconsin Municipal Bond Fund

Other Accounts Managed. In addition to managing the Funds, the portfolio managers are also primarily responsible for the day-to-day portfolio management of the following accounts:

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets*
Daniel J. Close	Registered Investment Companies	23	$3.76 billion
	Other Pooled Investment Vehicles	0	$0
	Other Accounts	5	$0.20 million
Scott R. Romans	Registered Investment Companies	27	$5.15 billion
	Other Pooled Investment Vehicles	0	$0
	Other Accounts	3	$0.44 million

*	Assets are as of May 31, 2009. None of the assets in these accounts are subject to an advisory fee based on performance.

Compensation. Each portfolio manager’s compensation consists of three basic elements—base salary, cash bonus and long-term incentive compensation. The compensation strategy is to annually compare overall compensation to the market in order to create a compensation structure that is competitive and consistent with similar financial services companies. As discussed below, several factors are considered in determining each portfolio manager’s total compensation. In any year these factors may include, among others, the effectiveness of the investment strategies recommended by the portfolio manager’s investment team, the investment performance of the accounts managed by the portfolio manager, and the overall performance of Nuveen Investments (the parent company of NAM). Although investment performance is a factor in determining the portfolio manager’s compensation, it is not necessarily a decisive factor. The portfolio manager’s performance is evaluated in part by comparing manager’s performance against a specified investment benchmark. This fund-specific benchmark is a customized subset (limited to bonds in each Fund’s specific state and with certain maturity parameters) of the S&P/Investortools Municipal Bond Index, an index comprised of bonds held by managed municipal bond fund customers of Standard & Poor’s Securities Pricing, Inc. that are priced daily and whose fund holdings aggregate at least $2 million. As of April 30, 2009, the S&P/Investortools Municipal Bond Index was comprised of 52,532 securities with an aggregate current market value of $1,047 billion.

Each portfolio manager is paid a base salary that is set at a level determined by the Adviser in accordance with its overall compensation strategy discussed above. NAM is not under any current contractual obligation to increase a portfolio manager’s base salary.

Each portfolio manager is also eligible to receive an annual cash bonus. The level of this bonus is based upon evaluations and determinations made by each portfolio manager’s supervisors, along with reviews submitted by his peers. These reviews and evaluations often take into account a number of factors, including the effectiveness of the investment strategies recommended to NAM’s investment team, the performance of the accounts for which he serves as portfolio manager relative to any benchmarks established for those accounts, his effectiveness in communicating investment performance to stockholders and their representatives, and his contribution to NAM’s investment process and to the execution of investment strategies. The cash bonus component is also impacted by the overall performance of Nuveen Investments in achieving its business objectives.

Long-Term Incentive Compensation. In connection with the acquisition of Nuveen Investments, by a group of investors lead by Madison Dearborn Partners, LLC in November 2007, certain employees, including portfolio managers, received profit interests in the parent company of Nuveen Investments. These profit interests entitle the holders to participate in the appreciation in the value of Nuveen Investments beyond the issue date and vest over five to seven years, or earlier in the case of a liquidity event. In addition, in July 2009, Nuveen Investments created and funded a trust, as part of a newly-established incentive program, which purchased shares of certain Nuveen Mutual Funds and awarded such shares, subject to vesting, to certain employees, including portfolio managers.

Material Conflicts of Interest. Each portfolio manager’s simultaneous management of the Funds and the other accounts noted above may present actual or apparent conflicts of interest with respect to the allocation and aggregation of securities orders placed on behalf of a Fund and the other account. NAM, however, believes that such potential conflicts are mitigated by the fact that NAM has adopted several policies that address potential conflicts of interest, including best execution and trade allocation policies that are designed to ensure (1) that portfolio management is seeking the best price for portfolio securities under the circumstances, (2) fair and equitable allocation of investment opportunities among accounts over time and (3) compliance with applicable regulatory requirements. All accounts are to be treated in a non-preferential manner, such that allocations are not based upon account performance, fee structure or preference of the portfolio manager, although the allocation procedures may provide allocation preferences to funds with special characteristics (such as favoring state funds versus national funds for allocations of in-state bonds. In addition, NAM has adopted a Code of Conduct that sets forth policies regarding conflicts of interest.

Beneficial Ownership of Securities. As of May 31, 2009, each portfolio manager beneficially owned the following dollar range of equity securities issued by the Funds and other Nuveen Funds managed by NAM’s municipal investment team:

Name of Portfolio Manager	Fund	Dollar range of equity securities beneficially owned in Fund	Dollar range of equity securities beneficially owned in the remainder of Nuveen Funds managed by NAM’s municipal investment team
Daniel J. Close	Kentucky Municipal Bond Fund	$0	$50,001-$100,000
	Michigan Municipal Bond Fund	0
	Ohio Municipal Bond Fund	0
Scott R. Romans	Kansas Municipal Bond Fund	0	$10,001-$50,000
	Missouri Municipal Bond Fund	0
	Wisconsin Municipal Bond Fund	0

No portfolio manager beneficially owns any stock issued by the Funds, because all of the Funds are state-specific and provide exemption from both regular federal, state and/or income tax for residents of the state in question, while the portfolio managers, each of whom lives in Illinois, would not benefit from that double or triple tax exemption and would be better served investing in a nationally diversified fund.

Proxy Voting Policies

The Funds invest their assets primarily in municipal bonds and cash management securities. On rare occasions a Fund may acquire, directly or through a special purpose vehicle, equity securities of a municipal bond issuer whose bonds the Fund already owns when such bonds have deteriorated or are expected shortly to deteriorate significantly in credit quality. The purpose of acquiring equity securities generally will be to acquire control of the municipal bond issuer and to seek to prevent the credit deterioration or facilitate the liquidation or other workout of the distressed issuer’s credit problem. In the course of exercising control of a distressed municipal issuer, NAM may pursue the Fund’s interests in a variety of ways, which may entail negotiating and executing consents, agreements and other arrangements, and otherwise influencing the management of the issuer. NAM does not consider such activities proxy voting for purposes of Rule 206(4)-6 under the Investment Advisers Act of 1940, but nevertheless provides reports to the Fund’s Board of Trustees on its control activities on a quarterly basis.

In the rare event that a municipal issuer were to issue a proxy or that the Fund were to receive a proxy issued by a cash management security, NAM would either engage an independent third party to determine how the proxy should be voted or vote the proxy with the consent, or based on the instructions, of the Fund’s Board of Trustees or its representative. A member of NAM’s legal department would oversee the administration of the voting, and ensure that records were maintained in accordance with Rule 206(4)-6, reports were filed with the Securities and Exchange Commission (“SEC”) on Form N-PX, and the results provided to the Fund’s Board of Trustees and made available to shareholders as required by applicable rules.

PORTFOLIO TRANSACTIONS

NAM is responsible for decisions to buy and sell securities for the Funds, the negotiation of the prices to be paid or received for principal trades, and the allocation of transactions among various dealer firms. Portfolio securities will normally be purchased directly from an underwriter in a new issue offering or in the over-the-counter secondary market from the principal dealers in such securities, unless it appears that a better price or execution may be obtained elsewhere. Portfolio securities will not be purchased from Nuveen or its affiliates except in compliance with the 1940 Act.

The Funds expect that substantially all portfolio transactions will be effected on a principal (as opposed to an agency) basis and, accordingly, do not expect to pay any brokerage commissions. Brokerage will not be allocated based on the sale of a Fund’s shares. Purchases from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include the spread between the bid and asked price. Given the best price and execution obtainable, it may be NAM’s practice to select dealers that, in addition, furnish research information (primarily credit analyses of issuers and general economic reports) and statistical and other services to NAM. It is not possible to place a dollar value on information and statistical and other services received from dealers. Since it is only supplementary to NAM’s own research efforts, the receipt of research information is not expected to reduce significantly NAM’s expenses. For certain secondary market transactions where the execution capability of two brokers is judged to be of substantially similar quality, NAM may randomly select one of them. While NAM will be primarily responsible for the placement of the portfolio transactions of the Funds, the policies and practices of NAM in this regard must be consistent with the foregoing and will, at all times, be subject to review by the Board of Trustees.

NAM may manage other investment companies and investment accounts for other clients that may have investment objectives similar to the Funds. Subject to applicable laws and regulations, NAM seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by a Fund and another advisory account. In making such allocations the main factors to be considered will be the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment or need to raise cash, and the size of investment commitments generally held. While this procedure could have a detrimental effect on the price or amount of the securities (or in the case of dispositions, the demand for securities) available to the Funds from time to time, it is the opinion of the Board of Trustees that the benefits available from NAM’s organization will outweigh any disadvantage that may arise from exposure to simultaneous transactions.

NET ASSET VALUE

As stated in the Prospectus, the net asset value of the shares of the Funds will be determined separately for each class of the Funds’ shares by State Street Bank & Trust Company, the Funds’ custodian, as of the close of trading (normally 4:00 p.m. New York Time) on each day on which the New York Stock Exchange (the “NYSE”) is normally open for trading. The NYSE is not open for trading on New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share of a class of shares of a Fund will be computed by dividing (a) the market value of the Fund’s assets attributable to the class, less the liabilities attributable to the class, by (b) the number of shares of the class outstanding.

In determining net asset value for the Funds, the Funds’ custodian utilizes the valuations of portfolio securities furnished by an independent pricing service approved by the trustees. Securities for which quotations are not readily available (which constitute the vast majority of the securities held by the Funds) are valued at fair value as determined by the pricing service using methods that include consideration of the following: yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating; indications as to value from dealers; and general market conditions. The pricing service may employ electronic data processing techniques and/or a matrix system to determine valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Board of Trustees.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Board of Trustees or its delegate at fair value. These securities generally include but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of fund net asset value; a security with respect to which an event has occurred that is likely to make it difficult or impossible to obtain a reliable market quotation; and, a security whose price, as provided by the pricing service, does not reflect the security’s “fair value.” As a general principle, the current “fair value” of an issue of securities would appear to be the amount which the owner might reasonably expect to receive for it upon its current sale. A variety of factors may be considered in determining the fair value of such securities.

TAX MATTERS

Federal Income Tax Matters

The following discussion of federal income tax matters is based upon the advice of Morgan, Lewis & Bockius LLP, counsel to the Trust. The following is a general and abbreviated summary of the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), and Treasury Regulations presently in effect as they directly govern the taxation of each Fund and its shareholders. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders and the discussion here and in the Prospectuses is not intended as a substitute for careful tax planning. The Code and Treasury Regulations are subject to change by legislative, judicial or administrative action, and any such change may be retroactive with respect to Fund transactions. Shareholders are advised to consult their own tax advisor for more detailed information concerning the federal, state and local taxation of the Funds.

Each Fund intends to qualify under Subchapter M of the Code for tax treatment as a regulated investment company. In order to qualify as a regulated investment company, a Fund must satisfy certain requirements relating to the source of its income, diversification of its assets, and distributions of its income to shareholders. If a Fund meets all of the requirements to be treated as a regulated investment company, it will not be subject to federal income tax on any of its net investment income or capital gains that it distributes to shareholders. If for a tax year a Fund retains any investment company gain it will pay tax on the gain at regular corporate rates. First, a Fund must derive at least 90% of its annual gross income (including tax-exempt interest) from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including but not limited to gains from options and futures) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from an interest in a qualified publicly traded partnership (the “90% gross income test”). Second, a Fund must diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets is comprised of cash, cash items, United States Government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of a Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the total assets is invested in the securities of any one issuer (other than United States Government securities and securities of other regulated investment companies), the securities (other than the securities of other regulated investment companies) of two or more issuers controlled by a Fund and engaged in the same, similar or related trades or businesses, or the securities of one of more qualified publicly traded partnerships.

In addition to the above requirements, in order to qualify as a regulated investment company for a tax year, a Fund must distribute at least 90% of the sum of (i) its “investment company taxable income” (which includes dividends, taxable interest, taxable original issue discount and market discount income, income from securities lending, net short-term capital gain in excess of net long-term capital loss, and any other taxable income other than “net capital gain” (as defined below) and is reduced by deductible expenses) and (ii) its net tax-exempt interest (the excess of its gross tax-exempt interest income over certain disallowed deductions). Each Fund intends to distribute at least annually to its shareholders all or substantially all of its net tax-exempt interest, any investment company taxable income, and net capital gain, if any. A Fund, however, may retain its net capital gain (which consists of the excess of its net long-term capital gain over its net short-term capital loss). If for a tax year a Fund retains any net capital gain or any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If a Fund retains any capital gain, the Fund may elect to designate the retained amount as undistributed capital gains. If a Fund makes this election, it will notify its shareholders who will be required to include in income for federal income tax purposes their share of such undistributed amount, and will be entitled to credit their proportionate shares of the tax paid by such Fund against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. In such case, for federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal to the difference between the amount of the includible gain and the tax deemed paid by the shareholder in respect of such shares.

Treasury regulations generally permit a regulated investment company, in determining its investment company taxable income and net capital gain, i.e., the excess of net long-term capital gain over net short-term capital loss for any taxable year, to elect (unless it has made a taxable year election for excise tax purposes as discussed below) to treat all or part of any net capital loss, any net long-term capital loss or any net foreign currency loss incurred after October 31 as if they had been incurred in the succeeding year.

Each Fund also intends to satisfy conditions (including requirements as to the proportion of its assets invested in Municipal Obligations) that will enable it to designate distributions from the interest income generated by investments in Municipal Obligations, which is exempt from regular federal income tax when received by such Fund, as exempt-interest dividends. Shareholders receiving exempt-interest dividends will not be subject to regular federal income tax on the amount of such dividends, but may (as discussed below) become subject to the federal alternative minimum tax. Insurance proceeds received by a Fund under any insurance policies in respect of scheduled interest payments on defaulted Municipal Obligations will generally be excludable from federal gross income under Section 103(a) of the Code. In the case of non-appropriation by a political subdivision, however, there can be no assurance that payments made by the insurer representing interest on non-appropriation lease obligations will be excludable from gross income for federal income tax purposes.

Distributions by a Fund of net interest received from certain taxable temporary investments (such as certificates of deposit, commercial paper and obligations of the U.S. Government, its agencies and instrumentalities) and net short-term capital gains realized by a Fund, if any, will be taxable to shareholders as ordinary income whether received in cash or additional shares. If a Fund purchases a Municipal Obligation at a market discount, any gain realized by the Fund upon sale or redemption of the Municipal Obligation will be treated as taxable interest income to the extent such gain does not exceed the market discount, and any gain realized in excess of the market discount will be treated as capital gains. Any net long-term capital gains realized by a Fund and distributed to shareholders, whether in cash or additional shares, will be taxable to shareholders as long-term capital gains regardless of the length of time investors have owned shares of a Fund. Distributions by a Fund that do not constitute ordinary income dividends, exempt-interest dividends, or capital gain dividends will be treated as a return of capital to the extent of the shareholder’s tax basis in his or her shares. Any excess will be treated as gain from the sale or exchange of shares, as discussed below.

If a Fund has both tax-exempt and taxable income, it will use the “average annual” method for determining the designated percentage that is taxable income and designate the use of such method within 60 days after the end of the Fund’s taxable year. Under this method, one designated percentage is applied uniformly to all distributions made during the Fund’s taxable year. The percentage of income designated as tax-exempt for any particular distribution may be substantially different from the percentage of the Fund’s income that was tax-exempt during the period covered by the distribution.

With respect to investments in zero coupon securities which are sold at original issue discount and thus do not make periodic cash interest payments, a Fund will be required to include as part of its current income the imputed interest on such obligations even though the Fund has not received any interest payments on such obligations during that period. Because each Fund distributes all of its net investment income to its shareholders, a Fund may have to sell Fund securities to distribute such imputed income which may occur at a time when NAM would not have chosen to sell such securities and which may result in taxable gain or loss.

If a Fund engages in hedging transactions involving financial futures, swaps and options thereon, these transactions will be subject to special tax rules, the effect of which may be to accelerate income to a Fund, defer a Fund’s losses, cause adjustments in the holding periods of a Fund’s securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

Because the taxable portion of a Fund’s investment income consists primarily of interest, none of its dividends, whether or not treated as exempt-interest dividends, are expected to qualify under the Code for the dividends received deductions for corporations or for the lower tax rates on qualified dividend income.

Prior to purchasing shares in a Fund, the impact of dividends or distributions which are expected to be or have been declared, but not paid, should be carefully considered. Any dividend or distribution declared shortly after a purchase of such shares prior to the record date will have the effect of reducing the per share net asset value by the per share amount of the dividend or distribution, and to the extent the distribution consists of the Fund’s taxable income, the purchasing shareholder will be taxed on the taxable portion of the dividend or distribution received even though some or all of the amount distributed may effectively be a return of capital.

Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in one of those months and paid during the following January, will be treated as having been distributed by a Fund (and received by the shareholders) on December 31.

The redemption or exchange of the shares of a Fund normally will result in capital gain or loss to the shareholders. Generally, if a shareholder holds the shares as a capital asset, any gain or loss will be long-term gain or loss if the shares have been held for more than one year. Capital gains of corporate shareholders are subject to regular corporate tax rates. For non-corporate taxpayers, gain on the sale of shares held for more than one year generally will be taxed at rates applicable to long-term capital gains, while gain on the sale of shares held for one year and other ordinary income will generally be taxed at ordinary income rates.

All or a portion of a sales charge paid in purchasing shares of a Fund cannot be taken into account for purposes of determining gain or loss on the redemption or exchange of such shares within 90 days after their purchase to the extent shares of a Fund or another fund are subsequently acquired without payment of a sales charge pursuant to the reinvestment or exchange privilege. Any disregarded portion of such charge will result in an increase in the shareholder’s tax basis in the shares subsequently acquired. Moreover, losses recognized by a shareholder on the redemption or exchange of shares of a Fund held for six months or less are disallowed to the extent of any distribution of exempt-interest dividends received with respect to such shares and, if not disallowed, such losses are treated as long-term capital losses to the extent of any distributions of long-term capital gains made with respect to such shares. In addition, no loss will be allowed on the redemption or exchange of shares of a Fund if the shareholder purchases other shares of such Fund (whether through reinvestment of distributions or otherwise) or the shareholder acquires or enters into a contract or option to acquire securities that are substantially identical to shares of a Fund within a period of 61 days beginning 30 days before and ending 30 days after such redemption or exchange. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

It may not be advantageous from a tax perspective for shareholders to redeem or exchange shares after tax-exempt income has accrued but before the record date for the exempt-interest dividend representing the distribution of such income. Because such accrued tax-exempt income is included in the net asset value per share (which equals the redemption or exchange value), such a redemption could result in treatment of the portion of the sales or redemption proceeds equal to the accrued tax-exempt interest as taxable gain (to the extent the redemption or exchange price exceeds the shareholder’s tax basis in the shares disposed of) rather than tax-exempt interest.

In order to avoid a 4% federal excise tax, a Fund must distribute (or be deemed to have distributed) by December 31 of each calendar year at least 98% of its taxable ordinary income for such year, at least 98% of the excess of its realized capital gains over its realized capital losses (generally computed on the basis of the one-year period ending on October 31 of such year) and 100% of any taxable ordinary income and the excess of realized capital gains over realized capital losses for the prior year that was not distributed during such year and on which such Fund paid no federal income tax. For purposes of the excise tax, a regulated investment company may reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year. The Funds intend to make timely distributions in material compliance with these requirements and consequently it is anticipated that they generally will not be required to pay any material amount of the excise tax, but can make no assurances that distributions will be sufficient to eliminate all such tax.

If in any year a Fund should fail to qualify under Subchapter M of the Code for tax treatment as a regulated investment company, the Fund would incur a regular corporate federal income tax (and to the extent applicable, corporate alternative minimum tax) upon its income for that year. Distributions to its corporate shareholders should qualify for the dividends received deduction, and distributions to its individual shareholders should be taxable as qualified dividend income for federal income tax purposes to the extent of the Fund’s current and accumulated earnings and profits and to the extent certain holding period requirements and other requirements are satisfied. In addition, a Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying as regulated investment company. The Board of Trustees reserves the right not to maintain the qualification of a Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders.

Because the Funds may invest in private activity bonds (within the meaning of Section 141 of the Code), the interest on which is not federally tax-exempt to persons who are “substantial users” of the facilities financed by such bonds or “related persons” of such “substantial users,” the Funds may not be an appropriate investment for shareholders who are considered either a “substantial user” or a “related person” within the meaning of the Code. For additional information, investors should consult their tax advisors before investing in a Fund.

Federal tax law imposes an alternative minimum tax with respect to both corporations and individuals. Interest on certain Municipal Obligations that meet the definition of private activity bonds under the Code is included as an item of tax preference in determining the amount of a taxpayer’s alternative minimum taxable income. To the extent that a Fund receives income from private activity bonds, a portion of the dividends paid by it, although otherwise exempt from federal income tax, will be taxable to those shareholders subject to the alternative minimum tax regime. The Funds will annually supply shareholders with a report indicating the percentage of Fund income attributable to Municipal Obligations required to be included in calculating the federal alternative minimum tax.

In addition, the alternative minimum taxable income for corporations is increased by 75% of the difference between an alternative measure of income (“adjusted current earnings”) and the amount otherwise determined to be the alternative minimum taxable income. Interest on all Municipal Obligations, and therefore all distributions by the Funds that would otherwise be tax-exempt, is included in calculating a corporation’s adjusted current earnings.

Tax-exempt income, including exempt-interest dividends paid by a Fund, are taken into account in determining whether a portion of a Fund shareholder’s social security or railroad retirement benefits will be subject to federal income tax.

The Code provides that interest on indebtedness incurred or continued to purchase or carry shares of any Fund that distributes exempt-interest dividends may be disallowed as a deduction in whole or in part (depending upon the amount of exempt-interest dividends distributed in comparison to other taxable deductions). Under rules used by the IRS for determining when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of shares of a Fund may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of shares.

The Funds are required in certain circumstances to withhold the applicable rate (currently 28%) of taxable dividends and certain other payments paid to non-corporate holders of shares: (1) who have not furnished the Funds with their correct taxpayer identification number (in the case of individuals, their social security number) and certain certifications, and who have not certified that they are U.S. citizens or U.S. resident aliens, or (2) who are otherwise subject to backup withholding under the Code.

State Tax Matters

The discussion of state and local tax treatment is based on the assumptions that the Funds will qualify under Subchapter M of the Code as regulated investment companies and as qualified investment funds under applicable state law, that they will satisfy the conditions which will cause distributions to qualify as exempt-interest dividends to shareholders when distributed as intended, and that each Fund will distribute all interest and dividends it receives to its shareholders. Unless otherwise noted, shareholders in each Fund will not be subject to state and local income taxation on distributions that are attributable to interest earned on the municipal obligations issued by that state or its subdivisions, or on obligations of the United States. Shareholders generally will be required to include distributions of ordinary income that is not attributable to exempt-interest, as well as capital gain distributions in their income for state and local tax purposes. The tax discussion summarizes general state and local tax laws which are currently in effect and which are subject to change by legislative, judicial or administrative action; any such changes may be retroactive with respect to the applicable Fund’s transactions. Investors should consult a tax advisor for more detailed information about state and local taxes to which they may be subject.

Kansas. The following is a general, abbreviated summary of certain provisions of the applicable Kansas tax law as presently in effect as it directly governs the taxation of resident individual and corporate shareholders of the Kansas Fund. The foregoing summary does not address the taxation of other shareholders nor does it discuss any local taxes that may be applicable. These provisions are subject to change by legislative, judicial or administrative action, and any such change may be retroactive with respect to Kansas Fund transactions.

The following is based on the assumptions that the Kansas Fund will qualify under Subchapter M of the Code as a regulated investment company, that it will satisfy the conditions which will cause Kansas Fund distributions to qualify as exempt-interest dividends to shareholders, and that it will distribute all interest and dividends it receives to the Kansas Fund’s shareholders.

The Kansas Fund will be subject to the Kansas corporate franchise tax and the Kansas corporate income tax only if it has a sufficient nexus with Kansas. If it is subject to such taxes, it does not expect to pay a material amount of either tax.

Distributions by the Kansas Fund that are attributable to interest on any obligation of Kansas and its political subdivisions issued after December 31, 1987, and interest on certain such obligations issued before January 1, 1988, or to interest on obligations of the United States, its territories, possessions or instrumentalities that are exempt from state taxation under federal law will not be subject to the Kansas personal income tax or the Kansas corporate income tax. All other distributions, including distributions attributable to capital gains, will be subject to the Kansas personal and corporate income taxes.

Gain on the sale, exchange, or other disposition of shares of the Kansas Fund will be subject to the Kansas personal and corporate income taxes.

Shares of the Kansas Fund may be subject to the Kansas estate tax if owned by a Kansas decedent at the time of death.

Shareholders are advised to consult with their own tax advisors for more detailed information concerning Kansas and local tax matters.

Kentucky. The following is a general, abbreviated summary of certain provisions of the applicable Kentucky tax law as presently in effect as it directly governs the taxation of resident individual and corporate shareholders of the Kentucky Fund. This summary does not address the taxation of other shareholders nor does it discuss any local taxes that may be applicable. These provisions are subject to change by legislative, judicial or administrative action, and any such change may be retroactive with respect to Kentucky Fund transactions.

The following is based on the assumptions that the Kentucky Fund will qualify under Subchapter M of the Code as a regulated investment company, that it will satisfy the conditions which will cause the Kentucky Fund’s distributions to qualify as exempt-interest dividends to shareholders, and that it will distribute all interest and dividends it receives to the Kentucky Fund’s shareholders.

The Kentucky Fund will be subject to the Kentucky corporate income tax, the Kentucky intangible property tax, and the Kentucky corporation license tax only if it has a sufficient nexus with Kentucky. If it is subject to such taxes, it does not expect to pay a material amount of any such tax.

Distributions from the Kentucky Fund that are attributable to interest on any obligation of Kentucky and its political subdivisions (“Kentucky Obligations”) or to interest on obligations of the United States, its territories, possessions, or instrumentalities that are exempt from state taxation under federal law (“Federal Obligations”) will not be subject to the Kentucky personal income tax or the Kentucky corporate income tax. All other distributions, including distributions attributable to capital gains, will be subject to the Kentucky personal and corporate income tax.

Resident shareholders will not be subject to the Kentucky intangible property tax on their Kentucky Fund shares.

Gain on the sale, exchange, or other disposition of shares of the Kentucky Fund will be subject to the Kentucky personal and corporate income taxes.

Shares of the Kentucky Fund may be subject to the Kentucky inheritance tax and the Kentucky estate tax if owned by a Kentucky decedent at the time of death.

Michigan. The following is a general, abbreviated summary of certain provisions of the applicable Michigan state tax law as presently in effect as it directly governs the taxation of resident individual and corporate shareholders of the Michigan Fund. This summary does not address the taxation of other shareholders. These provisions are subject to change by legislative, judicial or administrative action, and any such change may be retroactive with respect to Michigan Fund transactions.

The following is based on the assumptions that the Michigan Fund will qualify under Subchapter M of the Code as a regulated investment company, that it will satisfy the conditions which will cause Michigan Fund distributions to qualify as exempt-interest dividends to shareholders, and that it will distribute all interest and dividends it receives to the Michigan Fund’s shareholders.

The Michigan Fund will be subject to the Michigan single business tax only if it has a sufficient nexus with Michigan. If it is subject to the single business tax, it does not expect to pay a material amount of such tax.

Distributions by the Michigan Fund attributable to interest on any obligation of Michigan and its political subdivisions (“Michigan Obligations”) or to interest on obligations of the United States, its territories, possessions, or instrumentalities that are exempt from state taxation under federal law (“Federal Obligations”) will not be subject to the Michigan personal income tax. In addition, under current administrative practice of the Michigan Department of Revenue, dividends attributable to gains realized from the sale or exchange of Federal Obligations will not be subject to the Michigan personal income tax. All other distributions, including distributions attributable to capital gains (other than capital gains realized from the sale of Federal Obligations), will be subject to the Michigan income tax.

Residents of Michigan cities imposing local income taxes will not be subject to such taxes on the Michigan Fund’s distributions of income attributable either (1) to interest earned on Federal Obligations or of state or local governments or (2) to gains on the sale of Federal Obligations.

Gain on the sale, exchange, or other disposition of shares of the Michigan Fund will be subject to the Michigan personal income tax.

Taxpayers who are senior citizens may, subject to certain limitations, be able to deduct otherwise taxable interest, dividends, or capital gains from their Michigan taxable income.

Shares of the Michigan Fund may be subject to the Michigan inheritance and estate taxes if owned by a Michigan decedent at the time of death.

Shareholders are advised to consult with their own tax advisors for more detailed information concerning Michigan and local tax matters, particularly with regard to the Michigan single business tax.

Missouri. The following is a general, abbreviated summary of certain provisions of the applicable Missouri tax law as presently in effect as it directly governs the taxation of resident individual and corporate shareholders of the Missouri Fund. This summary does not address the taxation of other shareholders nor does it discuss any local taxes that may be applicable. These provisions are subject to change by legislative, judicial or administrative action, and any such change may be retroactive with respect to Missouri Fund transactions.

The following is based on the assumptions that the Missouri Fund will qualify under Subchapter M of the Code as a regulated investment company, that it will satisfy the conditions which will cause Missouri Fund distributions to qualify as exempt-interest dividends to shareholders, and that it will distribute all interest and dividends it receives to the Missouri Fund’s shareholders.

The Missouri Fund will be subject to the Missouri corporate franchise tax and the Missouri corporate income tax only if it has a sufficient nexus with Missouri. If it is subject to such taxes, it does not expect to pay a material amount with respect to either tax.

Distributions by the Missouri Fund that are attributable to interest on obligations of Missouri and its political subdivisions or to interest on obligations of the United States, its territories, possessions, or instrumentalities that are exempt from state taxation under federal law will not be subject to the Missouri personal income tax or the Missouri corporate income tax. All other distributions, including distributions attributable to capital gains, will be subject to the Missouri personal and corporate income taxes.

Gain on the sale, exchange, or other disposition of shares of the Missouri Fund will be subject to the Missouri personal income tax and the Missouri corporate income tax.

Shares of the Missouri Fund may be subject to the Missouri estate tax if owned by a Missouri decedent at the time of death.

Shareholders are advised to consult with their own tax advisors for more detailed information concerning Missouri and local tax matters.

Ohio. The following is a general, abbreviated summary of certain provisions of the applicable Ohio tax law as presently in effect as it directly governs the taxation of resident individual and corporate shareholders of the Ohio Fund. This summary does not address the taxation of other shareholders nor does it discuss any local taxes that may be applicable. These provisions are subject to change by legislative, judicial or administrative action, and any such change may be retroactive with respect to Ohio Fund transactions.

The following is based on the assumptions that the Ohio Fund will qualify under Subchapter M of the Code as a regulated investment company and under Ohio law as a qualified investment trust, that it will file any report that may be required of it under the Ohio Revised Code, that it will satisfy the conditions which will cause Ohio Fund distributions to qualify as exempt-interest dividends to shareholders, and that it will distribute all interest and dividends it receives to the Ohio Fund’s shareholders.

The Ohio Fund is not subject to the Ohio income and franchise taxes but may be subject to the newly enacted Ohio commercial activity tax. If it is subject to such tax, it does not expect to pay a material amount of such tax.

Distributions by the Ohio Fund attributable to interest on or gain from the sale of any interest-bearing obligation of Ohio and its political subdivisions (“Ohio Obligations”) or to interest on obligations of the United States, its territories, possessions, or instrumentalities that are exempt from state taxation under federal law (“Federal Obligations”) will not be subject to the Ohio personal income tax, Ohio school district income taxes, Ohio municipal income taxes, or the Ohio commercial activity tax. All other distributions, including distributions attributable to capital gains (other than capital gains on Ohio Obligations), will be subject to the Ohio personal income tax, Ohio school district income taxes, and Ohio municipal income taxes (but not the Ohio commercial activity tax).

In computing their Ohio corporation franchise tax on the net income basis, shareholders will not be subject to tax on the portion of distributions by the Ohio Fund that is attributable to interest on or gain from the sale of Ohio Obligations, interest on similar obligations of other states or their political subdivisions, or interest on Federal Obligations. In computing their corporate franchise tax on the net worth basis, shareholders must include in their tax base their shares of the Ohio Fund.

Gain on the sale, exchange or other disposition of shares of the Ohio Fund will be subject to the Ohio personal income tax, Ohio school district income taxes, Ohio municipal income taxes and the Ohio corporation franchise tax.

Shares of the Ohio Fund may be subject to the Ohio estate tax if owned by an Ohio decedent at the time of death.

Shareholders are advised to consult with their own tax advisors for more detailed information concerning Ohio and local tax matters.

Wisconsin. The following is a general, abbreviated summary of certain provisions of the applicable Wisconsin tax law as presently in effect as it directly governs the taxation of resident individual and corporate shareholders of the Wisconsin Fund. This summary does not address the taxation of other shareholders nor does it discuss any local taxes that may be applicable. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Wisconsin Fund transactions.

The following is based on the assumptions that the Wisconsin Fund will qualify under Subchapter M of the Code as a regulated investment company, that it will satisfy the conditions which will cause Wisconsin Fund distributions to qualify as exempt-interest dividends to shareholders, and that it will distribute all interest and dividends it receives to the Wisconsin Fund’s shareholders.

The Wisconsin Fund will be subject to the Wisconsin corporate franchise tax or the corporate income tax only if it has a sufficient nexus with Wisconsin. If it is subject to such taxes, it does not expect to pay a material amount of either tax.

Distributions by the Wisconsin Fund that are attributable to interest earned on certain obligations of Wisconsin and its political subdivisions that are specifically exempt from the Wisconsin personal income tax under Wisconsin law (“Wisconsin Obligations”) or to interest or dividends earned on obligations of the United States, its territories, possessions or instrumentalities that are exempt from state taxation under federal law (“Federal Obligations”) will not be subject to the Wisconsin personal income tax and corporate income tax. All other distributions, including distributions attributable to capital gains, will be subject to the Wisconsin personal income tax and corporate income tax. A certain portion of such capital gains distributions, however, may be exempt from Wisconsin personal income tax.

All Wisconsin Fund distributions to corporate shareholders, regardless of source, will be subject to the Wisconsin corporate franchise tax.

Gain on the sale, exchange, or other disposition of shares of the Wisconsin Fund will be subject to the Wisconsin personal income and corporate franchise taxes. In the case of individuals, however, a certain portion of such gain may be exempt from Wisconsin personal income tax.

Shares of the Wisconsin Fund may be subject to the Wisconsin estate tax if owned by a Wisconsin decedent at the time of death.

Shareholders are advised to consult with their own tax advisors for detailed information concerning Wisconsin state and local tax matters.

PURCHASE AND REDEMPTION OF FUND SHARES

As described in the Prospectus, the Funds provide you with alternative ways of purchasing Fund shares based upon your individual investment needs and preferences.

Each class of shares of a Fund represents an interest in the same portfolio of investments. Each class of shares is identical in all respects except that each class bears its own class expenses, including distribution and administration expenses, and each class has exclusive voting rights with respect to any distribution or service plan applicable to its shares. As a result of the differences in the expenses borne by each class of shares, net income per share, dividends per share and net asset value per share will vary among a Fund’s classes of shares. There are no conversion, preemptive or other subscription rights.

Shareholders of each class will share expenses proportionately for services that are received equally by all shareholders. A particular class of shares will bear only those expenses that are directly attributable to that class, where the type or amount of services received by a class varies from one class to another. For example, class-specific expenses generally will include distribution and service fees for those classes that pay such fees.

The minimum initial investment is $3,000 per fund share class, ($50 if you establish a monthly systematic investment plan account, and $250 for accounts opened through fee-based programs). The Funds reserve the right to reject purchase orders and to waive or increase the minimum investment requirements.

Class B shares will only be issued (i) upon the exchange of Class B shares from another Nuveen Mutual Fund and (ii) for purposes of dividend reinvestment.

Each Fund has established a maximum purchase limit for the Class C shares of the Funds. Purchase orders equaling or exceeding $1,000,000 will not be accepted. In addition, purchase orders for a single purchaser that, when added to the value that day of all of such purchaser’s shares of any class of any Nuveen Mutual Fund, cause the purchaser’s cumulative total of shares in Nuveen Mutual Funds to equal or exceed the aforementioned limit will not be accepted. Purchase orders for a single purchaser equal to or exceeding the foregoing limits should be placed only for Class A shares, unless such purchase has been reviewed and approved as suitable for the client by the appropriate compliance personnel of the financial intermediary, and the Fund receives written confirmation of such approval.

Class A shares may be purchased at a public offering price equal to the applicable net asset value per share plus an up-front sales charge imposed at the time of purchase as set forth in the Prospectus. Shareholders may qualify for a reduced sales charge, or the sales charge may be waived in its entirety, as described below. Class A shares are also subject to an annual service fee of .20%. See “Distribution and Service Plan.” Set forth below is an example of the method of computing the offering price of the Class A shares of a Fund. The example assumes a purchase on May 31, 2009 of Class A shares from the Nuveen Kansas Municipal Bond Fund aggregating less than $50,000 subject to the schedule of sales charges set forth in the Prospectus at a price based upon the net asset value of the Class A shares.

Net asset value per share	$10.03
Per share sales charge—4.20% of public offering price (4.39% of net asset value per share)	.44

Per share offering price to the public	$10.47

The Funds receive the entire net asset value of all Class A shares that are sold. Nuveen retains the full applicable sales charge from which it pays the uniform reallowances shown in the Prospectus to financial intermediaries.

Reduction or Elimination of Up-Front Sales Charge on Class A Shares

Rights of Accumulation. You may qualify for a reduced sales charge on a purchase of Class A shares of any Fund if the amount of your purchase, when added to the value that day of all of your shares of any Nuveen Mutual Fund, falls within the amounts stated in the Class A Sales Charges and Commissions table in “How You Can Buy and Sell Shares” in the Prospectus. You or your financial advisor must notify Nuveen or the Fund’s transfer agent of any cumulative discount whenever you plan to purchase Class A shares of a Fund that you wish to qualify for a reduced sales charge.

Letter of Intent. You may qualify for a reduced sales charge on a purchase of Class A shares of any Fund if you plan to purchase Class A shares of Nuveen Mutual Funds over the next 13 months and the total amount of your purchases would, if purchased at one time, qualify you for one of the reduced sales charges shown in the Class A Sales Charges and Commissions table in “How You Can Buy and Sell Shares” in the Prospectus. In order to take advantage of this option, you must complete the applicable section of the Application Form or sign and deliver either to a financial intermediary or to the Fund’s transfer agent a written Letter of Intent in a form acceptable to Nuveen. A Letter of Intent states that you intend, but are not obligated, to purchase over the next 13 months a stated total amount of Class A shares that would qualify you for a reduced sales charge shown above. You may count shares of all Nuveen Mutual Funds that you already own and any Class B or C shares of a Nuveen Mutual Fund that you purchase over the next 13 months towards completion of your investment program, but you will receive a reduced sales charge only on new Class A shares you purchase with a sales charge over the 13 months. You cannot count towards completion of your investment program Class A shares that you purchase without a sales charge through investment of distributions from a Nuveen Mutual Fund, or a Nuveen Defined Portfolio, or otherwise.

By establishing a Letter of Intent, you agree that your first purchase of Class A shares of a Fund following execution of the Letter of Intent will be at least 5% of the total amount of your intended purchases. You further agree that shares representing 5% of the total amount of your intended purchases will be held in escrow pending completion of these purchases. All dividends and capital gains distributions on Class A shares held in escrow will be credited to your account. If total purchases, less redemptions, prior to the expiration of the 13 month period equal or exceed the amount specified in your Letter of Intent, the Class A shares held in escrow will be transferred to your account. If the total purchases, less redemptions, exceed the amount specified in your Letter of Intent and thereby qualify for a lower sales charge than the sales charge specified in your Letter of Intent, you will receive this lower sales charge retroactively, and the difference between it and the higher sales charge paid will be used to purchase additional Class A shares on your behalf. If the total purchases, less redemptions, are less than the amount specified, you must pay Nuveen an amount equal to the difference between the amounts paid for these purchases and the amounts that would have been paid if the higher sales charge had been applied. If you do not pay the additional amount within 20 days after written request by Nuveen or your financial advisor, Nuveen will redeem an appropriate number of your escrowed Class A shares to meet the required payment. By establishing a Letter of Intent, you irrevocably appoint Nuveen as attorney to give instructions to redeem any or all of your escrowed shares, with full power of substitution in the premises.

You or your financial advisor must notify Nuveen or the Fund’s transfer agent whenever you make a purchase of Fund shares that you wish to be covered under the Letter of Intent option.

For purposes of determining whether you qualify for a reduced sales charge as described under Rights of Accumulation and Letter of Intent, you may include together with your own purchases those made by your spouse (or equivalent if recognized under local law) and your children under 21 years of age, whether these purchases are made through a taxable or non-taxable account. You may also include purchases made by a corporation, partnership or sole proprietorship which is 100% owned, either alone or in combination, by any of the foregoing. In addition, a trustee or other fiduciary can count all shares purchased for a single trust, estate or other single fiduciary account that has multiple accounts (including one or more employee benefit plans of the same employer).

Reinvestment of Nuveen Defined Portfolio Distributions. You may purchase Class A shares without an up-front sales charge by reinvestment of distributions from any of the various Defined Portfolios sponsored by Nuveen. There is no initial or subsequent minimum investment requirement for such reinvestment purchases. Nuveen is no longer sponsoring new Defined Portfolios.

Also, investors will be able to buy Class A shares at net asset value by using the termination/maturity proceeds from Nuveen Defined Portfolios. You must provide Nuveen appropriate documentation that the Defined Portfolio termination/maturity occurred not more than 90 days prior to reinvestment.

Elimination of Sales Charge on Class A Shares. Class A shares of a Fund may be purchased at net asset value without a sales charge, by the following categories of investors:

•	investors purchasing $1,000,000 or more (Nuveen may pay financial intermediaries on Class A sales of $1.0 million and above up to an additional 0.25% of the purchase amounts);

•	officers, trustees and former trustees of the Nuveen Funds;

•

bona fide, full-time and retired employees of Nuveen, and subsidiaries thereof, or their immediate family members (immediate family members are defined as their spouses, parents, children, grandparents, grandchildren, parents-in-law, sons- and daughters-in-law, siblings, a sibling’s spouse, and a spouse’s siblings);

•	any person who, for at least the last 90 days, has been an officer, director or bona fide employee of any financial intermediary, or their immediate family members;

•

bank or broker-affiliated trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, advisory, custodial or similar capacity;

•	investors purchasing on a periodic fee, asset-based fee or no transaction fee basis through a broker-dealer sponsored mutual fund purchase program;

•	clients of investment advisers, financial planners or other financial intermediaries that charge periodic or asset-based fees for their services;

•	employer-sponsored retirement plans except SEPs, SAR-SEPs, SIMPLE IRAs and KEOGH plans; and

•

with respect to purchases by employer-sponsored retirement plans with at least 25 employees and that either (a) make an initial purchase of one or more Nuveen Mutual Funds aggregating $500,000 or more or (b) execute a Letter of Intent to purchase in the aggregate $500,000 or more of fund shares, Nuveen will pay financial intermediaries a sales commission equal to 1% of the first $2.5 million, plus 0.50% of the next $2.5 million, plus 0.25% of any amount purchased over $5.0 million. Unless the financial intermediary elects to waive the commission, a contingent deferred sales charge of 1% will be assessed on redemptions within 12 months of purchase, unless waived. Municipal bond funds are not a suitable investment for individuals investing in retirement plans.

Any Class A shares purchased pursuant to a special sales charge waiver must be acquired for investment purposes and on the condition that they will not be transferred or resold except through redemption by the Funds. You or your financial advisor must notify Nuveen or the Fund’s transfer agent whenever you make a purchase of Class A shares of any Fund that you wish to be covered under these special sales charge waivers.

Class A shares of any Fund may be issued at net asset value without a sales charge in connection with the acquisition by a Fund of another investment company. All purchases under the special sales charge waivers will be subject to minimum purchase requirements as established by the Funds.

The reduced sales charge programs may be modified or discontinued by the Funds at any time. For more information about the purchase of Class A shares or reduced sales charge programs, or to obtain the required application forms, call Nuveen toll-free at (800) 257-8787.

If you are eligible to purchase either Class A shares or Class I shares without a sales charge at net asset value, you should be aware of the differences between these two classes of shares. Class A shares are subject to an annual service fee to compensate financial intermediaries for providing you with ongoing account services. Class I shares are not subject to a distribution or service fee, and, consequently, holders of Class I shares may not receive the same types or levels of services from financial intermediaries. In choosing between Class A shares and Class I shares, you should weigh the benefits of the services to be provided by financial intermediaries against the annual service fee imposed upon the Class A shares.

Class I Share Purchase Eligibility

Class I shares are available for purchases of $1 million or more and for purchases using dividends and capital gains distributions on Class I shares. Class I shares also are available for the following categories of investors:

•

officers, trustees and former trustees of the Trust or any Nuveen-sponsored registered investment company and their immediate family members or trustees/directors of any fund sponsored by Nuveen, any parent company of Nuveen and subsidiaries thereof and their immediate family members (immediate family members are defined as their spouses, parents, children, grandparents, grandchildren, parents-in-law, sons- and daughters-in-law, siblings, a sibling’s spouse, and a spouse’s siblings);

•	bona fide, full-time and retired employees of Nuveen, and subsidiaries thereof, or their immediate family members;

•	any person who, for at least the last 90 days, has been an officer, director or bona fide employee of any financial intermediary, or their immediate family members;

(Any shares purchased by investors falling within any of the first three categories listed above must be acquired for investment purposes and on the condition that they will not be transferred or resold except through redemption by a Fund.)

•

bank or broker-affiliated trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, advisory, custodial or similar capacity;

•	investors purchasing on a periodic fee or asset-based fee program which is sponsored by a registered broker-dealer or other financial institution that has entered into an agreement with Nuveen.

•

fee paying clients of a registered investment advisor (“RIA”) who initially invests for clients an aggregate of $100,000 in Nuveen Funds through a fund “supermarket” or other mutual fund trading platform sponsored by a broker-dealer or trust company of which the RIA is not an affiliate or associated person and which has not entered into an agreement with Nuveen;

•	employer-sponsored retirement plans except SEPs, SAR-SEPs, SIMPLE IRAs KEOGH plans; and

•	other Nuveen Mutual Funds whose investment policies allow investments in other investment companies.

In addition, shareholders of Nuveen Defined Portfolios may reinvest their distributions in Class I shares, if, before September 6, 1994 (or before June 13, 1995 in the case of Nuveen Intermediate Duration Municipal Bond Fund), such shareholders had elected to reinvest distributions in Nuveen Mutual Fund Shares.

Reduction or Elimination of Contingent Deferred Sales Charge

Class A shares are normally redeemed at net asset value, without any Contingent Deferred Sales Charge (“CDSC”). However, in the case of Class A shares purchased at net asset value without a sales charge because the purchase amount exceeded $1 million, where the financial intermediary did not waive the sales commission, a CDSC of 1% is imposed on any redemption within 12 months of purchase. In the case of Class B shares redeemed within six years of purchase, a CDSC is imposed, beginning at 5% for redemptions within the first year, declining to 4% for redemptions within years two and three, and declining by 1% each year thereafter until disappearing after the sixth year. Class C shares are redeemed at net asset value, without any CDSC, except that a CDSC of 1% is imposed upon redemption of Class C shares that are redeemed within 12 months of purchase (except in cases where the shareholder’s financial advisor agreed to waive the right to receive an advance of the first year’s distribution and service fee).

In determining whether a CDSC is payable, a Fund will first redeem shares not subject to any charge, and then will redeem shares held for the longest period, unless the shareholder specifies another order. No CDSC is charged on shares purchased as a result of automatic reinvestment of dividends or capital gains paid. In addition, no CDSC will be charged on exchanges of shares into another Nuveen Mutual Fund. The holding period is calculated on a monthly basis and begins the date of purchase. The CDSC is assessed on an amount equal to the lower of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases on net asset value above the initial purchase price. Nuveen receives the amount of any CDSC shareholders pay.

The CDSC may be waived or reduced under the following special circumstances: (1) redemptions following the death or disability, as defined in Section 72(m)(7) of the Internal Revenue Code of 1986, as amended, of a shareholder; (2) in whole or in part for redemptions of shares by shareholders with accounts in excess of specified breakpoints that correspond to the breakpoints under which the up-front sales charge on Class A shares is reduced pursuant to Rule 22d-1 under the Act; (3) redemptions of shares purchased under circumstances or by a category of investors for which Class A shares could be purchased at net asset value without a sales charge; (4) in connection with the exercise of a reinstatement privilege whereby the proceeds of a redemption of a Fund’s shares subject to a sales charge are reinvested in shares of certain Funds within a specified number of days; (5) in connection with the exercise of a Fund’s right to redeem all shares in an account that does not maintain a certain minimum balance or that the applicable board has determined may have material adverse consequences to the shareholders of such Fund; (6) involuntary redemptions by operation of law; (7) redemption in connection with a payment of account or plan fees; (8) redemptions made pursuant to a Fund’s systematic withdrawal plan, up to 1% monthly, 3% quarterly, 6% semiannually or 12% annually of an account’s net asset value depending on the frequency of the plan as designated by the shareholder; (9) redemptions of Class A, B or C shares if the proceeds are transferred to an account managed by another Nuveen adviser and the adviser refunds the advance service and distribution fees to Nuveen; and (10) redemptions of Class C shares in cases where (a) you purchase shares after committing to hold the shares for less than one year and (b) your advisor consents up front to receiving the appropriate service and distribution fee on the Class C shares on an ongoing basis instead of having the first year’s fees advanced by Nuveen. If a Fund waives or reduces the CDSC, such waiver or reduction would be uniformly applied to all Fund shares in the particular category. In waiving or reducing a CDSC, the Funds will comply with the requirements of Rule 22d-1 under the 1940 Act.

Shareholder Programs

Exchange Privilege. You may exchange shares of a class of the Funds for shares of the same class of any other Nuveen Mutual Fund with reciprocal exchange privileges, at net asset value without a sales charge, by sending a written request to the Fund, c/o Nuveen Investor Services, P.O. Box 8530, Boston, Massachusetts 02266-8530 or by calling Nuveen Investor Services toll free at (800) 257-8787. You may also, under certain limited circumstances, exchange between certain classes of shares of the same Fund if, after you purchased your shares, you became eligible to purchase a different class of shares. An exchange between classes of shares of the same Fund may not be considered a taxable event; please consult your own tax advisor for further information. An exchange between classes of shares of the same Fund may be done in writing to the address stated above.

If you exchange between different Nuveen Mutual Funds and your shares are subject to a CDSC, no CDSC will be charged at the time of the exchange. However, if you subsequently redeem the shares acquired through the exchange, the redemption may be subject to a CDSC, depending on when you purchased your original shares and the CDSC schedule of the fund from which you exchanged your shares. If you exchange between classes of shares of the same Fund and your original shares are subject to a CDSC, the CDSC will be assessed at the time of the exchange.

The shares to be purchased through an exchange must be offered in your state of residence. The total value of exchanged shares must at least equal the minimum investment requirement of the Nuveen Mutual Fund being purchased. For federal income tax purposes, an exchange between different Nuveen Mutual Funds constitutes a sale and purchase of shares and may result in capital gain or loss. Before making any exchange, you should obtain the Prospectus for the Nuveen Mutual Fund you are purchasing and read it carefully. If the registration of the account for the Fund you are purchasing is not exactly the same as that of the fund account from which the exchange is made, written instructions from all holders of the account from which the exchange is being made must be received, with signatures guaranteed by a member of an approved Medallion Guarantee Program or in such other manner as may be acceptable to the Fund. You may also exchange shares by telephone if you authorize telephone exchanges by checking the applicable box on the Application Form or by calling Nuveen Investor Services toll-free 800-257-8787 to obtain an authorization form. The exchange privilege may be modified or discontinued by the Fund at any time.

The exchange privilege is not intended to permit the Fund to be used as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management, raise expenses, and otherwise have an adverse effect on all shareholders. In order to limit excessive exchange activity and in other circumstances where Fund management believes doing so would be in the best interest of the Fund, the Fund reserves the right to revise or terminate the exchange privilege, or limit the amount or number of exchanges or reject any exchange. Shareholders would be notified of any such action to the extent required by law. See “Frequent Trading Policy” below.

Reinstatement Privilege. If you redeemed Class A or Class C shares of a Fund or any other Nuveen Mutual Fund that were subject to a sales charge or a CDSC, you have up to one year to reinvest all or part of the full amount of the redemption in the same class of shares of the Fund at net asset value. The reinstatement privilege for Class B shares will no longer be available as of December 31, 2008. This reinstatement privilege can be exercised only once for any redemption, and reinvestment will be made at the net asset value next calculated after reinstatement of the appropriate class of Fund shares. If you reinstate shares that were subject to a CDSC, your holding period as of the redemption date also will be reinstated for purposes of calculating a CDSC and the CDSC paid at redemption will be refunded. The federal income tax consequences of any capital gain realized on a redemption will not be affected by reinstatement, but a capital loss may be disallowed in whole or in part depending on the timing, the amount of the reinvestment and the fund from which the redemption occurred. The reinstatement privilege is not available for Class B shares.

Suspension of Right of Redemption. Each Fund may suspend the right of redemption of Fund shares or delay payment more than seven days (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Fund normally utilizes is restricted, or an emergency exists as determined by the SEC so that trading of the Fund’s investments or determination of its net asset value is not reasonably practicable, or (c) for any other periods that the SEC by order may permit for protection of Fund shareholders.

Redemption In-Kind. The Funds have reserved the right to redeem in-kind (that is, to pay redemption requests in cash and portfolio securities, or wholly in portfolio securities). The Funds voluntarily have committed to pay in cash all requests for redemption by any shareholder, limited as to each shareholder during any 90-day period to the lesser of $250,000 or 1% of the net asset value of a Fund at the beginning of the 90-day period.

Frequent Trading Policy

The Funds’ Frequent Trading Policy is as follows:

Nuveen Mutual Funds are intended as long-term investments and not as short-term trading vehicles. At the same time, the Funds recognize the need of investors to periodically make purchases and redemptions of Fund shares when rebalancing their portfolios and as their financial needs or circumstances change. Nuveen Mutual Funds have adopted the following Frequent Trading Policy that seeks to balance these needs against the potential for higher operating costs, portfolio management disruption and other inefficiencies that can be caused by excessive trading of Fund shares.

1. Definition of Round Trip

A Round Trip trade is the purchase and subsequent redemption of Fund shares including by exchange. Each side of a Round Trip trade may be comprised of either a single transaction or a series of closely-spaced transactions.

2. Round Trip Trade Limitations

Nuveen Mutual Funds limit the frequency of Round Trip trades that may be placed in a Fund. Subject to certain exceptions noted below, the Funds limit an investor to four Round Trips per trailing 12-month period and may also restrict the trading privileges of an investor who makes a Round Trip within a 30-day period if the purchase and redemption are of substantially similar dollar amounts and represent at least 35% of the value of the investor’s account.

3. Enforcement

Trades placed in violation of the foregoing policies are subject to rejection or cancellation by Nuveen Mutual Funds. Nuveen Mutual Funds may also bar an investor (and/or the investor’s financial advisor) who has violated these policies from opening new accounts with the Funds and may restrict the investor’s existing account(s) to redemptions only. Nuveen Mutual Funds reserve the right, in their sole discretion, to (a) interpret the terms and application of these policies, (b) waive unintentional or minor violations (including transactions below certain dollar thresholds) if Nuveen Mutual Funds determine that doing so does not harm the interests of Fund shareholders, and (c) exclude certain classes of redemptions from the application of trading restrictions set forth above.

Nuveen Mutual Funds reserve the right to impose restrictions on purchases or exchanges that are more restrictive than those stated above if they determine, in their sole discretion, that a proposed transaction or series of transactions involve market timing or excessive trading that is likely to be detrimental to the Funds. The Funds may also modify or suspend the Frequent Trading Policy without notice during periods of market stress or other unusual circumstances.

The ability of Nuveen Mutual Funds to implement the Frequent Trading Policy for omnibus accounts at certain financial intermediaries may be dependant on receiving from those intermediaries sufficient shareholder information to permit monitoring of trade activity and enforcement of the Funds’ Frequent Trading Policy. In addition, the Funds may rely on a financial intermediary’s policy to restrict market timing and excessive trading if the Funds believe that the policy is reasonably designed to prevent market timing that is detrimental to the Funds. Such policy may be more or less than the Funds’ Policy. The Funds cannot ensure that these financial intermediaries will in all cases apply the Funds’ policy or their own policies, as the case may be, to accounts under their control.

Exclusions from the Frequent Trading Policy. As stated above, certain redemptions are eligible for exclusion from the Frequent Trading Policy, including: (i) redemptions or exchanges by shareholders investing through the fee-based platforms of certain financial intermediaries (where the intermediary charges an asset-based or comprehensive “wrap” fee for its services) that are effected by the financial intermediaries in connection with systematic portfolio rebalancing; (ii) when there is a verified trade error correction, which occurs when a dealer firm sends a trade to correct an earlier trade made in error and then the firm sends an explanation to the Nuveen Mutual Funds confirming that the trade is actually an error correction; (iii) in the event of total disability (as evidenced by a determination by the federal Social Security Administration) of the shareholder (including a registered joint owner) occurring after the purchase of the shares being redeemed; (iv) in the event of the death of the shareholder (including a registered joint owner); (v) redemptions made pursuant to a systematic withdrawal plan, up to 1% monthly, 3% quarterly, 6% semiannually or 12% annually of an account’s net asset value depending on the frequency of the plan as designated by the shareholder; (vi) redemptions of shares that were purchased through a systematic investment program; (vii) involuntary redemptions caused by operation of law; (viii) redemptions in connection with a payment of account or plan fees; (ix) redemptions or exchanges by any “fund of funds” advised by NAM; and (x) redemptions in connection with the exercise of a Fund’s right to redeem all shares in an account that does not maintain a certain minimum balance or that the applicable board has determined may have material adverse consequences to the shareholders of a Fund.

In addition, the following redemptions of shares by an employer-sponsored qualified defined contribution retirement plan are excluded from the Frequent Trading Policy: (i) partial or complete redemptions in connection with a distribution without penalty under Section 72(t) of the Internal Revenue Code (“Code”) from a retirement plan: (a) upon attaining age 59 1/2; (b) as part of a series of substantially equal periodic payments, or (c) upon separation from service and attaining age 55; (ii) partial or complete redemptions in connection with a qualifying loan or hardship withdrawal; (iii) complete redemptions in connection with termination of employment, plan termination, transfer to another employer’s plan or IRA, or changes in a plan’s record keeper; and (iv) redemptions resulting from the return of an excess contribution. Also, the following redemptions of shares held in an IRA account are excluded from the application of the Frequent Trading Policy: (i) redemptions made pursuant to an IRA systematic withdrawal based on the shareholder’s life expectancy including, but not limited to, substantially equal periodic payments described in Code Section 72(t)(A)(iv) prior to age 59 1/2; and (ii) redemptions to satisfy required minimum distributions after age 70 1/2 from an IRA account.

General Matters

The Funds may encourage registered representatives and their firms to help apportion their assets among bonds, stocks and cash, and may seek to participate in programs that recommend a portion of their assets be invested in tax-free, fixed income securities.

To help advisors and investors better understand and most efficiently use the Funds to reach their investment goals, the Funds may advertise and create specific investment programs and systems. For example, this may include information on how to use the Funds to accumulate assets for future education needs or periodic payments such as insurance premiums. The Funds may produce software, electronic information sites, or additional sales literature to promote the advantages of using the Funds to meet these and other specific investor needs.

The Funds have authorized one or more brokers to accept on their behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Funds’ behalf. The Funds will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee accepts the order. Customer orders received by such broker (or their designee) will be priced at the Funds’ net asset value next computed after they are accepted by an authorized broker (or their designee). Orders accepted by an authorized broker (or their designee) before the close of regular trading on the NYSE will receive that day’s share price; orders accepted after the close of trading will receive the next business day’s share price.

In addition, you may exchange Class I shares of any Fund for Class A shares of the same Fund without a sales charge if the current net asset value of those Class I shares is at least $3,000 or you already own Class A shares of that Fund.

Shares will be registered in the name of the investor or the investor’s financial advisor. A change in registration or transfer of shares held in the name of a financial advisor may only be made by an order in good form from the financial advisor acting on the investor’s behalf.

For more information on the procedure for purchasing shares of a Fund and on the special purchase programs available thereunder, see “How to Buy Shares” and “Special Services—Systematic Investing” in the applicable Prospectus.

If you choose to invest in a Fund, an account will be opened and maintained for you by Boston Financial Data Services (“BFDS”), the Funds’ shareholder services agent. Shares will be registered in the name of the investor or the investor’s financial advisor. A change in registration or transfer of shares held in the name of a financial advisor may only be made by an order in good standing form from the financial advisor acting on the investor’s behalf. Each Fund reserves the right to reject any purchase order and to waive or increase minimum investment requirements.

The Funds will do not issue share certificates. For certificated shares previously issued, a fee of 1% of the current market value will be charged if the certificate is lost, stolen, or destroyed. The fee is paid to Seaboard Surety Company for insurance of the lost, stolen or destroyed certificate.

Nuveen serves as the principal underwriter of the shares of the Funds pursuant to a “best efforts” arrangement as provided by a distribution agreement with the Nuveen Flagship Multistate Trust IV, dated February 1, 1997 and last renewed on August 3, 2009 (“Distribution Agreement”). Pursuant to the Distribution Agreement, the Trust appointed Nuveen to be its agent for the distribution of the Funds’ shares on a continuous offering basis. Nuveen sells shares to or through brokers, dealers, banks or other qualified financial intermediaries (collectively referred to as “Dealers”), or others, in a manner consistent with the then effective registration statement of the Trust. Pursuant to the Distribution Agreement, Nuveen, at its own expense, finances certain activities incident to the sale and distribution of the Funds’ shares, including printing and distributing of prospectuses and statements of additional information to other than existing shareholders, the printing and distributing of sales literature, advertising and payment of compensation and giving of concessions to Dealers. Nuveen receives for its services the excess, if any, of the sales price of the Funds’ shares less the net asset value of those shares, and reallows a majority or all of such amounts to the Dealers who sold the shares; Nuveen may act as such a Dealer. Nuveen also receives compensation pursuant to a distribution plan adopted by the Trust pursuant to Rule 12b-1 and described herein under “Distribution and Service Plan.” Nuveen receives any CDSCs imposed on redemptions of shares, but any amounts as to which a reinstatement privilege is not exercised are set off against and reduce amounts otherwise payable to Nuveen pursuant to the distribution plan.

The following table sets forth the aggregate amounts of underwriting commissions with respect to the sale of Fund shares and the amount thereof retained by Nuveen for each of the Funds for the last three fiscal years. All figures are to the nearest thousand.

	Fiscal Year Ended May 31, 2007		Fiscal Year Ended May 31, 2008		Fiscal Year Ended May 31, 2009
Fund	Amount of Underwriting Commissions	Amount Retained By Nuveen	Amount of Underwriting Commissions	Amount Retained By Nuveen	Amount of Underwriting Commissions	Amount Retained By Nuveen
Nuveen Kansas Municipal Bond Fund	$128	$16	$137	$16	$352	$41
Nuveen Kentucky Municipal Bond Fund	501	76	404	56	477	60
Nuveen Michigan Municipal Bond Fund	143	18	168	17	140	19
Nuveen Missouri Municipal Bond Fund	258	35	194	28	267	32
Nuveen Ohio Municipal Bond Fund	353	45	322	46	372	47
Nuveen Wisconsin Municipal Bond Fund	166	24	112	16	88	13

Other Compensation to Certain Dealers. NAM, at its own expense, currently provides additional compensation to investment dealers who distribute shares of the Nuveen Mutual Funds. The level of payments made to a particular dealer in any given year will vary and will comprise an amount equal to (a) up to 0.25% of fund sales by that dealer; and/or (b) up to 0.12% of assets attributable to that dealer. A number of factors will be considered in determining the level of payments as enumerated in the Prospectus. NAM makes these payments to help defray marketing and distribution costs incurred by particular dealers in connection with the sale of Nuveen Mutual Funds, including costs associated with educating a firm’s financial advisors about the features and benefits of Nuveen Mutual Funds. NAM will, on an annual basis, determine the advisability of continuing these payments. Additionally, NAM may also directly sponsor various meetings that facilitate educating financial advisors and shareholders about the Nuveen Mutual Funds.

In 2009, NAM expects that it will pay additional compensation to the following dealers:

A.G. Edwards (a division of Wachovia Securities, LLC)

Ameriprise Financial

Banc of America Investment Services, Inc.

Linsco-Private Ledger

Merrill Lynch, Pierce, Fenner & Smith, Inc.

Morgan Stanley & Co. Incorporated

Raymond James Financial

Smith Barney

UBS Financial Services Inc.

Wachovia Securities LLC

DISCLOSURE OF PORTFOLIO HOLDINGS

The Nuveen Mutual Funds have adopted a policy on the disclosure of portfolio holdings which provides that a Fund, (including its investment adviser, distributor, any subadviser, and agents and employees thereof) may not disclose a Fund’s portfolio holdings information to any person other than in accordance with the policy. Under the policy, persons associated with the Funds may not solicit or accept any compensation or other consideration in connection with the disclosure of portfolio holdings information. Portfolio holdings information may be provided to third parties if such information has been included in the Funds’ public filings with the SEC or is disclosed on the Funds’ publicly accessible Web site, www.nuveen.com. Information posted on the website may be separately provided to any person commencing the day after it is first posted. For Municipal Bond Funds, this information is posted monthly approximately 5 business days after the end of the month as of which the information is current. For other Nuveen Funds, this information is posted monthly approximately 5 business days after the end of the month following the month as of which the information is current. Additionally, each Fund posts on the website a list of top ten holdings as of the end of each month, approximately 5 business days after the end of the month as of which the information is current. The Funds reserve the right to revise this posting schedule in the future. The information posted will remain available on the website at least until a Fund files with the SEC its Form N-CSR or Form N-Q for the period that includes the date as of which the website information is current.

Portfolio holdings information that is not filed with the SEC or posted on the publicly available website may be provided to third parties if the recipient is required to keep the information confidential and not misuse it, either by virtue of the recipient’s duties to the Funds as an agent or service provider or by explicit agreement. In this connection, portfolio holdings information will be disclosed on an ongoing basis in the normal course of investment and administrative operations to service providers, including the Funds’ investment adviser, subadvisers, distributor, independent registered public accounting firm, custodian and fund accounting agent. Portfolio holdings information will also be provided to financial printers (including R.R. Donnelley Financial, Financial Graphic Services), proxy voting services (including RiskMetrics Group, Inc., ADP Investor Communication Services and Glass, Lewis & Co.), vendors that assist with the pricing of portfolio holdings (including Interactive Data Corporation and Standard & Poor’s), firms that have been retained by the Fund or its adviser or subadviser to process corporate actions or file proof of claims (including Securities Class Action Services), and legal counsel to the Funds, the Funds’ independent directors, or investment advisers (including K&L Gates LLP, Morgan, Lewis & Bockius LLP and Chapman and Cutler LLP). The Funds’ investment adviser or subadvisers may also provide portfolio holdings information to broker-dealers from time to time in connection with the purchase or sale of securities or requests for price quotations or bids on one or more securities. In providing this information, reasonable precautions are taken in an effort to avoid potential misuse of information, including limitations on the scope of the portfolio holdings information disclosed, when appropriate.

A Fund or its investment adviser or sub-adviser(s) may also provide portfolio holdings information on an ongoing basis to third parties that provide portfolio analytical tools or assistance with portfolio accounting, straight-through processing or trade order management (including Vestek Systems, Thompson Financial, Factset Research Systems and Advent Software), trading cost analysis (including Elkins/McSherry, LLC and Abel/Noser Corp.) or other portfolio management services; third parties that supply their analyses of holdings information, but not the holdings information itself, to their clients (including retirement plan sponsors or their consultants); and certain independent rating and ranking organizations (including Standard & Poor’s, Moody’s Investor Services and Lipper, Inc.). A Fund or its investment adviser, subadviser or distributor may also provide portfolio holdings information to third party firms for due diligence purposes in connection with the firm’s decision to offer or continue to offer Fund shares to customers or in anticipation of a merger involving a Fund, or in other circumstances. To the extent that these disclosures are made prior to the posting of the information on the publicly available website, designated officers of the Funds must first make a determination that there is a legitimate business purpose for doing so and the recipient is subject to a duty to maintain the confidentiality of the information and not misuse it.

Portfolio holdings information will also be disclosed as required by law to regulatory agencies, listing authorities or in connection with litigation.

Compliance personnel of the Funds and their investment adviser periodically monitor overall compliance with the policy to ascertain whether portfolio holdings information is disclosed in a manner that is consistent with the policy. Reports are made periodically to the Funds’ Board.

There is no assurance that the Funds’ policies on portfolio holdings information will protect the Funds from the potential misuse of portfolio holdings information by individuals or firms in possession of such information.

DISTRIBUTION AND SERVICE PLAN

The Funds have adopted a plan (the “12b-1 Plan”) pursuant to Rule 12b-1 under the 1940 Act, which provides that Class B shares and Class C shares are subject to an annual distribution fee, and that Class A shares, Class B shares and Class C shares are subject to an annual service fee. Class I shares are not subject to either distribution or service fees.

The distribution fee applicable to Class B and Class C shares under each Fund’s 12b-1 Plan will be payable to compensate Nuveen for services and expenses incurred in connection with the distribution of Class B and Class C shares, respectively. These expenses include payments to financial intermediaries including Nuveen, who are brokers of record with respect to the Class B and Class C shares, as well as, without limitation, expenses of printing and distributing prospectuses to persons other than shareholders of the Fund, expenses of preparing, printing and distributing advertising and sales literature and reports to shareholders used in connection with the sale of Class B and Class C shares, certain other expenses associated with the distribution of Class B and Class C shares, and any distribution-related expenses that may be authorized from time to time by the Board of Trustees.

The service fee applicable to Class A shares, Class B shares and Class C shares under each Fund’s 12b-1 Plan will be payable to financial intermediaries in connection with the provision of ongoing account services to shareholders. These services may include establishing and maintaining shareholder accounts, answering shareholder inquiries and providing other personal services to shareholders.

Each Fund may spend up to 0.20 of 1% per year of the average daily net assets of Class A shares as a service fee under the 12b-1 Plan applicable to Class A shares. Each Fund may spend up to 0.75 of 1% per year of the average daily net assets of Class B shares as a distribution fee and up to 0.20 of 1% per year of the average daily net assets of Class B shares as a service fee under the 12b-1 Plan applicable to Class B shares. Each Fund may spend up to 0.55 of 1% per year of the average daily net assets of Class C shares as a distribution fee and up to 0.20 of 1% per year of the average daily net assets of Class C shares as a service fee under the 12b-1 Plan applicable to Class C shares.

During the fiscal year ended May 31, 2009, the Funds incurred 12b-1 fees pursuant to their respective 12b-1 Plans in the amounts set forth in the table below. For this period, substantially all of the 12b-1 service fees on Class A shares were paid out as compensation to financial intermediaries for providing services to shareholders relating to their investments. To compensate for commissions advanced to financial intermediaries, all 12b-1 service fees collected on Class B shares during the first year following a purchase, all 12b-1 distribution fees on Class B shares, and all 12b-1 service and distribution fees on Class C shares during the first year following a purchase are retained by Nuveen. After the first year following a purchase, 12b-1 service fees on Class B shares and 12b-1 service and distribution fees on Class C shares are paid to financial intermediaries.

12b-1 Fees Incurred by each Fund for the Fiscal Year Ended May 31, 2009
Nuveen Kansas Municipal Bond Fund:
Class A	$198,546
Class B	36,973
Class C	165,208
Nuveen Kentucky Municipal Bond Fund:
Class A	$682,432
Class B	79,369
Class C	335,058
Nuveen Michigan Municipal Bond Fund:
Class A	$300,686
Class B	31,388
Class C	244,549
Nuveen Missouri Municipal Bond Fund:
Class A	$365,753
Class B	41,861
Class C	158,670
Nuveen Ohio Municipal Bond Fund:
Class A	$634,333
Class B	89,111
Class C	378,181
Nuveen Wisconsin Municipal Bond Fund:
Class A	$93,204
Class B	17,400
Class C	47,948

Under each Fund’s 12b-1 Plan, the Fund will report quarterly to the Board of Trustees for its review all amounts expended per class of shares under the 12b-1 Plan. The 12b-1 Plan may be terminated at any time with respect to any class of shares, without the payment of any penalty, by a vote of a majority of the trustees who are not “interested persons” and who have no direct or indirect financial interest in the 12b-1 Plan or by vote of a majority of the outstanding voting securities of such class. The 12b-1 Plan may be renewed from year to year if approved by a vote of the Board of Trustees and a vote of the non-interested trustees who have no direct or indirect financial interest in the 12b-1 Plan cast in person at a meeting called for the purpose of voting on the 12b-1 Plan. The 12b-1 Plan may be continued only if the trustees who vote to approve such continuance conclude, in the exercise of reasonable business judgment and in light of their fiduciary duties under applicable law, that there is a reasonable likelihood that the 12b-1 Plan will benefit the Fund and its shareholders. The 12b-1 Plan may not be amended to increase materially the cost that a class of shares may bear under the 12b-1 Plan without the approval of the shareholders of the affected class, and any other material amendments of the 12b-1 Plan must be approved by the non-interested trustees by a vote cast in person at a meeting called for the purpose of considering such amendments. During the continuance of the 12b-1 Plan, the selection and nomination of the non-interested trustees of the Trust will be committed to the discretion of the non-interested trustees then in office.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, CUSTODIAN AND TRANSFER AGENT

PricewaterhouseCoopers LLP, independent registered public accounting firm, One North Wacker Drive, Chicago, Illinois 60606, has been selected as auditors for all the Funds. In addition to audit services, the auditors will provide assistance on accounting, internal control, tax and related matters. The financial statements incorporated by reference elsewhere in this Statement of Additional Information and the information for prior periods set forth under “Financial Highlights” in the Prospectus have been audited by the respective auditors as indicated in their reports with respect thereto, and are included in reliance upon the authority of those auditors in giving their reports.

The custodian of the Funds’ assets is State Street Bank & Trust Company, 1 Federal Street, 2nd Floor, Boston, Massachusetts 02110. The custodian performs custodial, fund accounting, and portfolio accounting services.

The Funds’ transfer, shareholder services, and dividend paying agent is Boston Financial Data Services, Inc., 30 Dan Road, Canton, Massachusetts 02021.

FINANCIAL STATEMENTS

The audited financial statements for each Fund’s most recent fiscal year appear in each Fund’s Annual Report. Each Fund’s Annual Report is incorporated by reference into this Statement of Additional Information and is available without charge by calling (800)257-8787.

APPENDIX A

RATINGS OF INVESTMENTS

Standard & Poors Ratings Group—A brief description of the applicable Standard & Poors Ratings Group (“S&P”) rating symbols and their meanings (as published by S&P) follows:

A Standard & Poor’s issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion evaluates the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

Issue credit ratings can be either long term or short term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on the following considerations:

•	Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•	Nature of and provisions of the obligation;

•

Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

Investment Grade

AAA	An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA	An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A	An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB	An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Speculative Grade Rating

BB, B, CCC, CC, and C

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB	An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B	An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC	An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC	An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C	A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms.

D	An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or Minus (-): the ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR	This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Ratings (Commercial Paper)

A-1	A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2	A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3	A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B	A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. Ratings of ‘B-1’, ‘B-2’, and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B-1	A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2	A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3	A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C	A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D	A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Dual Ratings

Standard & Poor’s assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short-term rating symbols for the put option (for example, ‘AAA/A-1+’). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, ‘SP-1+/A-1+’).

Moody’s Investors Service, Inc.—A brief description of the applicable Moody’s Investors Service, Inc. (Moody’s) rating symbols and their meanings (as published by Moody’s) follows:

Long-Term Obligation Ratings

Moody’s long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Moody’s Long-Term Rating Definitions:

Aaa	Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A	Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa	Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba	Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B	Obligations rated B are considered speculative and are subject to high credit risk.

Caa	Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C	Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Ratings (Commercial Paper)

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual shortterm debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted. Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1	Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2	Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

A brief description of the applicable Fitch Inc. (“Fitch”) ratings symbols and meanings (as Published by Fitch) follows:

Long-Term Debt

Investment Grade

AAA	Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA	Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A	High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB	Good credit quality. ‘BBB’ ratings indicate that there are currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

Speculative Grade

BB	Speculative. ‘BB’ ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B	Highly speculative.

For issuers and performing obligations, ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

For individual obligations, may indicate distressed or defaulted obligations with potential for extremely high recoveries. Such obligations would possess a Recovery Rating of ‘RR1’ (outstanding).

CCC	For issuers and performing obligations, default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions.

For individual obligations, may indicate distressed or defaulted obligations with potential for average to superior levels of recovery. Differences in credit quality may be denoted by plus/minus distinctions. Such obligations typically would possess a Recovery Rating of ‘RR2’ (superior), or ‘RR3’ (good) or ‘RR4’ (average).

CC	For issuers and performing obligations, default of some kind appears probable.

For individual obligations, may indicate distressed or defaulted obligations with a Recovery Rating of ‘RR4’ (average) or ‘RR5’ (below average).

C	For issuers and performing obligations, default is imminent.

For individual obligations, may indicate distressed or defaulted obligations with potential for below-average to poor recoveries. Such obligations would possess a Recovery Rating of ‘RR6’ (poor).

RD	Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

D	Indicates an entity or sovereign that has defaulted on all of its financial obligations. Default generally is defined as one of the following:

Failure of an obligor to make timely payment of principal and/or interest under the contractual terms of any financial obligation;

The bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of business of an obligor;

The distressed or other coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

Default ratings are not assigned prospectively; within this context, non-payment on an instrument that contains a deferral feature or grace period will not be considered a default until after the expiration of the deferral or grace period.

Issuers will be rated ‘D’ upon a default. Defaulted and distressed obligations typically are rated along the continuum of ‘C’ to ‘B’ ratings categories, depending upon their recovery prospects and other relevant characteristics. Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to meet pay interest and/or principal in full in accordance with the terms of the obligation’s documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation may be rated in the ‘B’ or ‘CCC-C’ categories.

Default is determined by reference to the terms of the obligations’ documentation. Fitch will assign default ratings where it has reasonably determined that payment has not been made on a material obligation in accordance with the requirements of the obligation’s documentation, or where it believes that default ratings consistent with Fitch’s published definition of default are the most appropriate ratings to assign.

Short-Term Ratings (Commercial Paper)

F1	Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2	Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3	Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near term adverse changes could result in a reduction to non investment grade.

B	Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near term adverse changes in financial and economic conditions.

C	High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D	Indicates an entity or sovereign that has defaulted on all of its financial obligations.

Notes to Short-Term Ratings:

The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-term rating category, to categories below ‘CCC’, or to Short-term ratings other than ‘F1’. (The +/- modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

Rating Outlook: An Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are ‘stable’ could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch Ratings may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

Program ratings (such as the those assigned to MTN shelf registrations) relate only to standard issues made under the program concerned; it should not be assumed that these ratings apply to every issue made under the program. In particular, in the case of non-standard issues, i.e. those that are linked to the credit of a third party or linked to the performance of an index, ratings of these issues may deviate from the applicable program rating.

Variable rate demand obligations and other securities which contain a short-term ‘put’ or other similar demand feature will have a dual rating, such as AAA/F1+. The first rating reflects the ability to meet long-term principal and interest payments, whereas the second rating reflects the ability to honor the demand feature in full and on time.

Fitch’s ratings on U.S. public finance debt securities measure credit quality relative of other U.S. public finance debt securities. Loss rates of most Fitch-rated U.S. public finance debt securities have historically been significantly lower, and are expected to continue to be significantly lower, than other debt instruments rated comparably by Fitch.

APPENDIX B

DESCRIPTION OF DERIVATIVES AND HEDGING TECHNIQUES

Set forth below is additional information regarding the various Funds’ use of derivatives and hedging techniques, and use of repurchase agreements.

Futures and Index Transactions

Financial Futures. A financial future is an agreement between two parties to buy and sell a security for a set price on a future date. They have been designed by boards of trade that have been designated “contracts markets” by the Commodity Futures Trading Commission (“CFTC”).

The purchase of financial futures is for the purpose of hedging a Fund’s existing or anticipated holdings of long-term debt securities or for otherwise adjusting the investment characteristics of a Fund’s portfolio. When a Fund purchases a financial future, it deposits in cash or securities an “initial margin” of between 1% and 5% of the contract amount. Thereafter, the Fund’s account is either credited or debited on a daily basis in correlation with the fluctuation in price of the underlying future or other requirements imposed by the exchange in order to maintain an orderly market. The Fund must make additional payments to cover debits to its account and has the right to withdraw credits in excess of the liquidity, the Fund may close out its position at any time prior to expiration of the financial future by taking an opposite position. At closing a final determination of debits and credits is made, additional cash is paid by or to the Fund to settle the final determination and the Fund realizes a loss or gain depending on whether on a net basis it made or received such payments.

The sale of financial futures is for the purpose of hedging a Fund’s existing or anticipated holdings of long-term debt securities or for otherwise adjusting the investment characteristics of a Fund’s portfolio. For example, if a Fund owns long-term bonds and interest rates were expected to increase, it might sell financial futures. If interest rates did increase, the value of long-term bonds in the Fund’s portfolio would decline, but the value of the Fund’s financial futures would be expected to increase at approximately the same rate thereby keeping the net asset value of the Fund from declining as much as it otherwise would have.

Among the risks associated with the use of financial futures by the Funds as a hedging device, perhaps the most significant is the imperfect correlation between movements in the price of the financial futures and movements in the price of the debt securities that are the subject of the hedge. Thus, if the price of the financial future moves less or more than the price of the securities that are the subject of the hedge, the hedge will not be fully effective. To compensate for this imperfect correlation, the Fund may enter into financial futures in a greater dollar amount than the dollar amount of the securities being hedged if the historical volatility of the prices of such securities has been greater than the historical volatility of the financial futures. Conversely, the Fund may enter into fewer financial futures if the historical volatility of the price of the securities being hedged is less than the historical volatility of the financial futures.

The market prices of financial futures may also be affected by factors other than interest rates. One of these factors is the possibility that rapid changes in the volume of closing transactions, whether due to volatile markets or movements by speculators, would temporarily distort the normal relationship between the markets in the financial future and the chosen debt securities. In these circumstances as well as in periods of rapid and large price movements. The Fund might find it difficult or impossible to close out a particular transaction.

Options on Financial Futures. The Funds may also purchase or sell put or call options on financial futures that are traded on a U.S. Exchange or board of trade and enter into closing transactions with respect to such options to terminate an existing position. Currently, options can be purchased with respect to financial futures on U.S. Treasury Bonds, U.S. Treasury Notes, and/or Eurodollar futures contracts on The Chicago Board of Trade or the Chicago Mercantile Exchange. The purchase of put options on financial futures is analogous to the purchase or sale of put options by a Fund on its portfolio securities to hedge against the risk of rising or declining interest rates. As with options on debt securities, the holder of an option may terminate his position by buying or selling an option of the same type. There is no guarantee that such closing transactions can be effected.

Index Contracts

Index Futures. A tax-exempt bond index, which assigns relative values to the tax-exempt bonds included in the index, is traded on the Chicago Board of Trade. The index fluctuates with changes in the market values of all tax-exempt bonds included rather than a single bond. An index future is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash—rather than any security—equal to specified dollar amount times the difference between the index value at the close of the last trading day of the contract and the price at which the index future was originally written. Thus, an index future is similar to traditional financial futures except that settlement is made in cash.

Index Options. The Funds may also purchase or sell put or call options on U.S. Government or tax-exempt bond index futures and enter into closing transactions with respect to such options to terminate an existing position. Options on index futures are similar to options on debt instruments except that an option on an index future gives the purchaser the right, in return for the premium paid, to assume a position in an index contract rather than an underlying security at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance of the writer’s futures margin account which represents the amount by which the market price of the index futures contract, at exercise, is less than the exercise price of the option on the index future.

Bond index futures and options transactions would be subject to risks similar to transactions in financial futures and options thereon as described above. No series will enter into transactions in index or financial futures or related options unless and until, in NAM’s opinion, the market for such instruments has developed sufficiently.

Repurchase Agreements

A Fund may invest temporarily up to 5% of its assets in repurchase agreements, which are agreements pursuant to which securities are acquired by the Fund from a third party with the understanding that they will be repurchased by the seller at a fixed price on an agreed date. These agreements may be made with respect to any of the portfolio securities in which the Fund is authorized to invest. Repurchase agreements may be characterized as loans secured by the underlying securities. The Fund may enter into repurchase agreements with (i) member banks of the Federal Reserve System having total assets in excess of $500 million and (ii) securities dealers, provided that such banks or dealers meet the creditworthiness standards established by the Fund’s board of trustees (“Qualified Institutions”). NAM will monitor the continued creditworthiness of Qualified Institutions, subject to the oversight of the Fund’s board of trustees.

The use of repurchase agreements involves certain risks. For example, if the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, the Fund will seek to dispose of such securities, which action could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Fund’s ability to dispose of the underlying securities may be restricted. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying securities. To minimize this risk, the securities underlying the repurchase agreement will be held by the custodian at all times in an amount at least equal to the repurchase price, including accrued interest. If the seller fails to repurchase the securities, the Fund may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase price.

The resale price reflects the purchase price plus an agreed upon market rate of interest that is unrelated to the coupon rate or date of maturity of the purchased security. The collateral is marked to market daily. Such agreements permit the Fund to keep all its assets earning interest while retaining “overnight” flexibility in pursuit of investments of a longer-term nature.

Swap Agreements

Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to several years. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or swapped between the parties are calculated with respect to a notional amount (the amount or value of the underlying asset used in computing the particular interest rate, return, or other amount to be exchanged) in a particular foreign currency, or in a basket of securities representing a particular index. Swap agreements may include (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate or cap; (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level or floor; and (iii) interest rate collars, under which a party sells a cap and purchases a floor, or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels or collar amounts.

A Fund may enter into interest rate, credit default, securities index, commodity, or security and currency exchange rate swap agreements for any purpose consistent with the Fund’s investment objective, such as for the purpose of attempting to obtain, enhance, or preserve a particular desired return or spread at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return or spread. The Fund also may enter into swaps in order to protect against an increase in the price of, or the currency exchange rate applicable to, securities that the Fund anticipates purchasing at a later date.

Whether the Fund’s use of swap agreements will be successful in furthering its investment objective will depend, in part, on the ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments and the changes in the future values, indices, or rates covered by the swap agreement. Swap agreements may be considered to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Fund will enter swap agreements only with counterparties that the Adviser reasonably believes are capable of performing under the swap agreements. If there is a default by the other party to such a transaction, the Fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction. Certain restrictions imposed on the Fund by the Internal Revenue Code of 1986 may limit the Fund’s ability to use swap agreements. The swap market is largely unregulated.

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